UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2010

DATE OF REPORTING PERIOD:	November 1, 2009 through October 31, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®
Family of Funds

ANNUAL REPORT OCTOBER 31, 2010

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Experience and Foresight

About Calamos Investments
For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 14 mutual funds include low-volatility equity, equity, enhanced fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with low-volatility equity strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Chairman, CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the period ended October 31, 2010. On behalf of the team here at Calamos, I appreciate the opportunity to correspond with you. I invite you to review this report, which includes market commentary and other insights from the investment team. This report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocation of the funds.

About Your Report
We’ve organized your report by grouping the funds into categories. This is meant to provide a better context for your asset allocation decisions. Investors have different risk tolerances, investment goals and time horizons, so we are dedicated to providing a wide range of investment solutions—including low-volatility equity, equity, enhanced fixed income and alternative. A diverse selection of funds can help enhance the overall risk/reward characteristics of your investment portfolio. If you would like any information about the funds that you have chosen or other funds we discuss in this report, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

The Market Environment
During the year, equities around the world advanced. The S&P 500 Index1, a broad U.S. stock market measure, gained 16.52%, while the MSCI World Index2, a broad index of developed markets, climbed 13.32%. Emerging markets performed even more robustly, climbing 23.89%, as measured by the MSCI Emerging Markets Index3. Fixed income markets also provided investors with positive performance, with the Barclays Capital U.S. Aggregate Bond Index4 gaining 8.01%.

We saw considerable volatility throughout the period, however. Investors focused on economic concerns in European markets, most notably Greece. Unemployment and a slower economic recovery in the U.S. also remained at the forefront of investors’ considerations, as did the potential impact of health care legislation, stimulus spending, the deficit, additional quantitative easing (the practice of printing more money to stimulate spending), the election cycle and tax policy.

Even so, there were many positive developments. We have seen encouraging signs of global rebalancing: rebounding global trade, an increase in consumption and growth from emerging

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Letter to Shareholders

markets, and increased exports and deleveraging from developed markets. We’ve also seen a significant recovery in the velocity of money (a key measure of how rapidly money is flowing through the economy and a gauge of economic activity) in the U.S.

Staying Focused On Opportunity
I often have the privilege of speaking with investors in our funds, and I know that uncertainty and volatility are never comfortable. However, I have been investing for more than 40 years, first for my family and then for my clients. In all these years, I have yet to see a “normal” environment. To me, what this means is that volatility and uncertainty aren’t reasons for staying on the sidelines—they are instead reasons for taking a risk-conscious, thorough and long-term approach, which is what the investment team at Calamos does.

We believe that the merits of our approach are reflected in the long-term performance of our funds. For example, the Calamos Growth Fund recently reached its 20-year anniversary. These 20 years spanned periods of economic expansion and contraction, bull markets as well as bear periods—the bursting of the “dot-com” bubble and the “Great Recession” being two prominent examples. But more importantly, the period has brought tremendous growth opportunities as well—including the internet, mobile computing, and advances in telecommunications. We are proud that our fund has capitalized on these opportunities, ranking in the top percentile of its Morningstar peers for the 20-year period (1 of 142 Large Growth Funds) and for the 15-year period (1 of 297 funds).*

As we assess the current environment, our team believes that the valuations of many equities and lower volatility equities (such as convertible securities) are attractive. Valuations in growth stocks are more attractive than I’ve seen in more than 20 years. We are also finding select opportunities in other areas, such as the high yield market. We will discuss our outlook for different investments at greater length in the individual fund commentaries.

The Importance of Global Perspective
We believe that investors should think more globally than ever before—across all areas of their allocations. Our investment team is extremely excited about the investment potential that globalization has created. While we are seeing more moderate growth in the U.S. economy, more rapid growth is occurring elsewhere, particularly in some of the developing markets, such as India and China. There are many powerful secular trends that we believe will drive global growth in decades to come. One of the most far-reaching trends is the growth of a middle class in developing

            *  As of October 31, 2010, for the one-year, five-year, and 10-year periods, Calamos Growth Fund ranked 353 out of 1734, 588 out of 1287 and 29 out of 768 funds with the Morningstar Large Growth category. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.M orni ngs tar d ata : 20 10 Mor nin gst ar, In c. All r igh ts res erv ed. Th e info rma tio n co nta ine d h ere in is p rop rie tar y t o M orn ing sta r an d/ or its con ten t p rov ide rs; ma y no t b e co pi ed o r di str ibu ted ; and i s not wa rra nte d to be a ccu rat e, co mpl ete or t ime ly. N eit her M orn ing sta r nor it s con ten t pr ovi der sa re re spo nsi ble fo r any d amag es or l osse s ari sin g from t he us eo f thi s info rma tio n.

2	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

markets. This mega-trend has tremendous implications for infrastructure building and consumer spending among other factors. However, our team believes that there are also opportunities for wealth creation in developed markets as well, including the United States.

The growth in global economies is something that all countries can participate in, including U.S. companies. Accordingly, we believe that both our U.S. and non-U.S. focused Calamos funds are positioned to participate in the growth potential of globalization.

We hope this report addresses your questions about the markets and your Calamos funds, while also providing you with context for evaluating your asset allocation. We are honored that you have chosen Calamos to help you achieve your investment goals. We look forward to serving your needs in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO,
Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully.

Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index. It includes market indexes of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

This report is intended for informational purposes only and should not be considered investment advice.

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Overview

EQUITY FUNDS

Because of their long-term potential for capital appreciation, stock funds are an important component of many investors’ asset allocations. Twenty years ago, we launched our first stock fund, Calamos Growth Fund, on September 4, 1990. Since its inception, the Fund has provided an average annual return of 13.97% (Class A shares at NAV). In contrast, the broad market, as measured by the S&P 500 Index, returned 8.90%. For the 20-year period ended October 31, 2010, the Fund ranks as #1 of 142 funds within the Morningstar Large Growth category.*

Expanding Choices to Address Growing Opportunities
Throughout the years, we have broadened the application of our equity discipline across market capitalizations, geographies, and company characteristics. Most recently, in June of 2010, we introduced Calamos Discovery Growth Fund, which focuses on smaller to mid-sized companies.

Many of our newer offerings were introduced to provide investors with increased access to global opportunities. Among them, on August 15, 2008, we launched Calamos Evolving World Growth Fund. In this fund, we have sought to provide investors with the opportunity to participate in the growth potential of emerging economies through a risk-conscious approach. We invest not only in emerging market companies, but also in companies in developed markets that derive a portion of their revenues from emerging markets. Additionally, we may utilize convertible securities to potentially mitigate the impact of equity market volatility. We believe the merits of this fund’s approach are demonstrated by its average annualized return of 11.06% since inception (Class A shares at NAV), a period which covers the “Great Recession” of 2008 and 2009.

			REPORT
CALAMOS FUNDS	INCEPTION	SNAPSHOT	BEGINS
U.S.-Oriented Funds

Growth Fund	1990	All-cap portfolio investing in U.S.-domiciled growth companies.	Page 6

Value Fund	2002	Invests in U.S.-domiciled companies with undervalued stock prices and compelling prospects for improvement.	Page 11

Blue Chip Fund	2003	Large-cap growth portfolio investing in well-known U.S.-based stocks, or “blue chips”.	Page 14

Discovery Growth Fund	2010	Growth portfolio focused on smaller and mid-cap U.S. companies.	Page 17

Multi-Fund Blend	2006	Fund of funds.	Page 19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75% — had it been included, the Fund’s return would have been lower. Source: State Street Corporation.* As of Oc tob er 31 , 20 10, f or th e one -ye ar, f ive -yea r, a nd 10 -ye ar pe rio ds, C ala mos G row th Fu nd ra nke d 35 3 out o f 1734 , 588 o ut of 1 287 a nd 29 ou t of 76 8 fun ds wit h the M orn ing sta r Larg e Gro wth c ate gor y. Sou rce : Mo rni ngs tar In c. R ank ing sa re ba sed o nt ota l ret urn a nd do no t tak ei nto a cco unt th e ded uct ion o fs ale s lo ads o rf ees t hat if r efl ect ed wou ld re duc et he ra nki ng quo ted .

4	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Overview

			REPORT
CALAMOS FUNDS	INCEPTION	SNAPSHOT	BEGINS
Global and International Funds

International Growth Fund	2005	True growth portfolio investing primarily in non-U.S. names.	Page 21

Global Equity Fund	2007	Growth portfolio of U.S. and non-U.S. companies.	Page 27

Evolving World Growth Fund	2008	Portfolio of companies participating in growth of emerging markets.	Page 24

U.S. Equity Funds
Five Calamos equity funds invest primarily in companies domiciled in the United States. However, currently we favor companies with business activities and revenues that are geographically diversified. We believe this emphasis provides a better opportunity to participate in future global growth trends.

Each of the funds has a different focus, and many may complement one another. The Calamos Growth Fund, for example, is a multi-cap portfolio with the most pronounced growth orientation, while we view the Calamos Blue Chip Fund as a large-cap growth offering. Calamos Discovery Growth Fund, meanwhile, provides investors with an allocation to small- and mid-cap growth companies—companies which may be the future leaders in the global economy.

Global/International Equity Funds
Our global and international equity funds draw upon decades of experience and proprietary research. We began investing in non-U.S. markets in the late 1980s. Just as in our U.S. portfolios, each of these funds provides a different approach for building a non-U.S. allocation. The funds share an emphasis on stocks of companies domiciled outside of the United States or on U.S. companies that have a geographically diversified revenue stream.

Our view of global opportunity is influenced by our analysis of macro-level factors. We monitor many long-term trends and seek to position the Calamos funds to capitalize on them. Among these macro considerations, we favor markets in countries that are moving toward a greater level of economic freedom and democracy. As the saying goes, capital moves to where it will be treated best. Historically, there has been a correlation between economic freedoms and wealth creation.* We believe that countries that embrace economic freedoms—such as private property rights and orderly, transparent markets—provide a favorable environment for future wealth creation.

Additionally, we use cash-based analysis instead of accounting-based analysis to evaluate a company’s financials. While different countries have different accounting practices and procedures, “cash is cash” no matter what country or currency. The present value of estimated future free cash flows discounted at the company’s weighted cost of capital is what we believe determines a company’s intrinsic value.

*	For more on the relationship between economic freedoms and wealth creation, please see research from the Heritage Foundation, www.heritage.org.

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Calamos Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CVGRX

B Shares	CVGBX

C Shares	CVGCX

I Shares	CGRIX

R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302

B Shares	128119740

C Shares	128119856

I Shares	128119807

R Shares	128119435

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

>	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

CALAMOS GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. Calamos Growth Fund invests primarily in U.S.-domiciled companies that we believe have the best prospects for sustainable and high relative growth. We favor companies with solid financial strength, good earnings prospects, high returns on capital, low debt-to-capital ratios and sustainable cash flow streams. We invest with an all-cap focus, which means that the Fund can include growth companies of all sizes. We believe this flexibility is particularly important in a rapidly evolving market environment.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe equity funds are best viewed as longer-term holdings, we encourage investors to consider results over multiple market cycles. Since its inception in 1990, the Fund has surpassed both the S&P 500 Index2 and the Russell Midcap Growth Index1. The Fund returned 13.97% on an annualized basis (Class A shares at net asset value), versus gains of 8.90% for the S&P 500 Index2 and 10.07% for the Russell Midcap Growth Index1 for this period. Compared with its peers, the Fund has performed very well, ranking in the first percentile (1 of 142) within the Morningstar Large Growth Category for the 20-year period.*

We also believe investors may find it beneficial to evaluate the performance of a fund through challenging market periods. For example, the years 2000-2009 are now often referred to as the “Lost Decade” for stock investors. During the period, the equity markets, as measured by the S&P 500 Index2, ended up in negative territory, with an average annualized return of -0.95%. The Russell Midcap Growth Index posted an average annualized loss of -0.52%. In contrast, Calamos Growth Fund earned an average annualized gain of 5.49%.

For the most recent one-year reporting period ended October 31, 2010, Calamos Growth Fund returned 21.13%, outperforming the S&P 500 Index’s2 gain of 16.52%, but trailing the Russell Midcap Growth Index1, which was up 28.03%.

*	As of October 31, 2010, for the one-year, five-year, and 10-year periods, Calamos Growth Fund ranked 353 out of 1734, 588 out of 1287 and 29 out of 768 funds with the Morningstar Large Growth category. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

6	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

SECTOR WEIGHTINGS
Information Technology	41.2%

Consumer Discretionary	18.9

Industrials	9.1

Health Care	6.9

Materials	6.6

Energy	6.1

Financials	5.2

Consumer Staples	2.8

Telecommunication Services	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. Why does the Fund compare its performance against more than one index?
A. As investment managers, our goal is to outperform the equity market over full market cycles, by investing in companies with better growth prospects trading at what we believe are reasonable valuations for that growth. The S&P 500 Index2 is a commonly cited gauge of overall equity market performance. Because of our growth focus, we also include a benchmark of growth stock performance—the Russell Midcap Growth Index1.

However, we would underscore that in this Fund, we have the flexibility to invest across the market capitalization spectrum. Our investment team can “cast a wider net” as we seek out the companies we believe offer the best growth prospects. We believe this flexibility has contributed favorably to the Fund’s long-term performance.

The Fund’s unconstrained approach also means that the Fund can hold companies as they grow, if we believe there is continued compelling upside potential. For example, there have often been situations where our mid-cap stocks have seen their market capitalizations grow into the large-cap space as the result of capital appreciation.

We also have the freedom to respond to the opportunities that may arise out of changing market and economic conditions. Over the years, we have shifted the Fund’s emphasis from mid-cap stocks to large-cap stocks. The Fund truly aims to be positioned for where we believe future growth opportunities are, and we believe this is a key benefit for long-term investors.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

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Calamos Growth Fund

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. The Fund was well served by our identification of growth opportunities in the information technology sector. The Fund benefited from its overweight position in the sector relative to the S&P 500 Index2, and our security selection was also advantageous. We find much to like in information technology companies, from both a top-down and bottom-up basis. Many technology companies have the quality growth fundamentals we seek, and also are participating in important secular themes (such as the drive for global productivity and consumers’ desire for access to information, entertainment and each other). During the reporting period, our selection criteria led us to particularly strong performers in the internet software and services industry and in the communications equipment industry.

An overweight allocation and selection in the consumer discretionary sector also contributed to performance. Specifically, security selection in the internet retail industry enhanced returns.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy and we expect that volatility spikes may persist given heightened concerns about systemic risks.

From a sector perspective, the Fund’s positioning within the energy sector was disadvantageous. Throughout the course of the year, the Fund was overweighted to energy relative to the index, on average; and the sector’s return lagged that of the S&P 500 Index2. The Fund’s positioning reflected our view that global growth and a weak dollar would benefit energy companies. However, apprehension about the Gulf oil spill and global growth provided a headwind to the sector. In our view, these concerns have lessened over time, and we continue to believe that select energy companies may be well positioned to benefit from long-term growth trends. An underweight allocation to the telecommunications services sector also hindered the Fund’s gains versus the S&P 500 Index2, as did our security selection within that sector.

Q. What changes have you made to the Fund’s portfolio during the reporting period?
A. Broadly, we have maintained our focus on higher-quality growth companies (for example, those with stronger balance sheets). At this time, we believe that this emphasis on quality is appropriate, in light of uncertainties surrounding world economic growth and investors’ risk appetites. During the period, we significantly reduced our investments in some more cyclical areas, such as energy and industrial stocks, and increased our stakes in growth opportunities in the consumer discretionary and technology sectors. We continue to favor companies that may provide sustainable growth in a slower or uneven

8	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

economic recovery, and believe many such growth stocks are trading at attractive prices, given longer-term trends. In addition, as world central banks make efforts to stimulate the global economy, we will continue to favor sectors that may benefit from this anticipated reflation.

Q. What’s your outlook for U.S. growth stocks?
A. We remain very optimistic. We are finding what we believe are extremely compelling valuation opportunities among large- and mid-cap growth stocks. By some measures, the valuation opportunities for growth stocks relative to value stocks and to corporate bonds are more pronounced now than they have been for decades. Currently, we believe that the opportunities are particularly attractive for U.S. multinational corporations with diversified global revenues and higher quality characteristics, such as strong and resilient balance sheets and higher internal growth prospects. These companies are positioned not only for leadership within the United States, but also in the global economy.

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

			10 YEARS
	1	5	OR ∧SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	21.13%	2.50%	3.25%
With Sales Charge	15.39	1.51	2.75

Class B Shares – Inception 9/11/00
Without Sales Charge	20.24	1.74	3.52
With Sales Charge	15.24	1.41	3.52

Class C Shares – Inception 9/3/96
Without Sales Charge	20.24	1.74	2.63
With Sales Charge	19.24	1.74	2.63

Class I Shares – Inception 9/18/97	21.43	2.76	3.75

Class R Shares – Inception 3/1/07	20.84	NA	0.80 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

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Calamos Growth Fund

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

FUND NASDAQ SYMBOLS
A Shares	CVAAX

B Shares	CVABX

C Shares	CVACX

I Shares	CVAIX

R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666

B Shares	128119658

C Shares	128119641

I Shares	128119633

R Shares	128119419

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

>	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

>	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

>	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

CALAMOS VALUE FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. In this Fund, we seek to own undervalued securities where the stock price has been temporarily depressed due to one-time events or investor sentiment that we expect will turn around. We seek to purchase stocks at discounts to our estimates of a company’s intrinsic value, utilizing a cash-flow analysis and return on invested capital to determine that value. We also require a catalyst or other reason that we believe will lead to the company’s prospects and intrinsic value being favorably recognized by the market. We’re looking for companies with well thought out and reasonable strategies for improving their cash flows, balance sheet health, and overall market position.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe equity funds are best viewed as longer-term holdings, we encourage investors to evaluate longer-term results when they assess their asset allocations. Since its inception on January 2, 2002, the Fund’s performance has been broadly in line with the Russell 1000 Value Index1, a measure of large-cap value stock performance. For this period, the Fund returned 3.04% on an annualized basis (Class A shares at net asset value) versus 3.54% for the index.

For the most recent one-year reporting period ended October 31, 2010, Calamos Value Fund returned 4.52%, versus 15.71% for the Russell 1000 Value Index1. We will discuss the factors driving this disparity at greater length below.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. Our preference for higher-quality investments was the main reason for our underperformance during the period. Investors favored more speculative companies during the period, even companies with poor financial strength. However, we favored higher-quality positions, and invested in companies that have cleaner balance sheets. Lower-quality companies may enjoy short-term pops in performance, but we believe in taking a longer-term approach—one that focuses on fundamentals and the opportunity for valuation improvement. From a sector perspective, stock selection within energy and information technology hindered the pace of the Fund’s gains.

In our investment process, we place considerable emphasis on avoiding downside risk—most specifically, the loss of capital. However, our risk-management strategies limited the Fund’s upside potential during the reporting period. As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market

www.calamos.com	11

Calamos Value Fund

followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy, and we expect that volatility spikes may persist given heightened concerns about systemic risks.

SECTOR WEIGHTINGS
Information Technology	28.0%

Financials	17.2

Consumer Staples	15.5

Industrials	11.3

Health Care	9.2

Consumer Discretionary	7.8

Energy	6.9

Materials	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

In contrast, the Fund benefited the most from our security selection within the industrials sector, where names within the aerospace and defense industry strongly outperformed those of the index. The Fund was also well served by our cautious approach to the financials sector, where the Fund is underweight relative to the index. This was the worst performing sector within the index during the annual report period. Our caution reflects our view that there could be many as-yet unknown risks among large financial companies, while deleveraging and new regulations could also add to uncertainty in the sector.

Q. How is the Fund positioned?
A. The Fund is currently positioned with its largest overweight position to the information technology sector, which we believe offers strong long-term investment potential. For example, many information technology companies are participating in important trends which we view as drivers of long-term growth. These include the need for companies to invest in technology to maintain high productivity, as well as consumers’ appetite for gadgets to stay connected with each other and information at all times. Such themes can provide a tailwind for companies to grow. The largest underweight position within the Fund is in the financials sector, for the reasons we discussed above. However, we did find opportunities to add to our allocation during the reporting period within the framework of our highly selective approach.

During the period, we significantly reduced our energy allocation. We continue to hold energy investments within the Fund, finding compelling individual holdings and viewing the sector as a hedge against U.S. dollar devaluation. Within energy, we have favored companies in the oil-and-gas exploration and production industry, as well as the services industry. These businesses may be less dependent on volatile commodity prices.

Q. What is your outlook for undervalued stocks?
A. Across all of our funds, we believe it is extremely important to take a highly selective approach. This is certainly true when it comes to undervalued stocks. Active management is essential. We are not in an economic environment where “a rising tide will lift all boats.” Many undervalued stocks are undervalued for good reason. These are not the sorts of securities that we want to invest in. However, we believe that we are well positioned to find undervalued stocks with compelling catalysts by rigorously applying our comprehensive research and maintaining our focus on risk management.

12	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

GROWTH OF $10,000: SINCE INCEPTION (1/2/02) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

	1	5	SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	4.52%	0.84%	3.04%
With Sales Charge	-0.47	-0.13	2.47

Class B Shares – Inception 1/2/02
Without Sales Charge	3.71	0.09	2.34
With Sales Charge	-1.29	-0.25	2.34

Class C Shares – Inception 1/2/02
Without Sales Charge	3.71	0.09	2.26
With Sales Charge	2.71	0.09	2.26

Class I Shares – Inception 3/1/02	4.79	1.10	3.57

Class R Shares – Inception 3/1/07	4.21	NA	-3.00

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Blue Chip Fund

FUND NASDAQ SYMBOLS
A Shares	CBCAX

B Shares	CBCBX

C Shares	CBXCX

I Shares	CBCIX

R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625

B Shares	128119617

C Shares	128119591

I Shares	128119583

R Shares	128119427

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk.

>	We look for businesses with diversified product lines that can increase productivity to maintain growth.

>	Apply proprietary models to determine return potential of companies.

>	Each security is further vetted within the context of the portfolio.

>	We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis.

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium- to long-range financial goals

>	A larger-cap growth offering of diversified companies providing broad market participation

CALAMOS BLUE CHIP FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. Calamos Blue Chip Fund provides investors with a diversified portfolio of large-cap, well-known businesses. Given their well-established operations, these “blue chip” companies may be more stable than smaller companies. Even though the companies in the Blue Chip Fund are primarily U.S.-based, we emphasize businesses with global strategies and geographically diversified revenues.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe equity funds are best viewed as longer-term holdings, we encourage investors to evaluate longer-term results when they assess their asset allocations. Since the Fund’s inception on December 1, 2003, its performance has exceeded the S&P 500 Index2, a measure of the large-cap U.S. equity market. For this period, the Fund gained 3.79% on an annualized basis (Class A shares at net asset value), versus 3.53% for the S&P 500 Index2.

For the most recent one-year reporting period ended October 31, 2010, Calamos Blue Chip Fund posted a solid gain in absolute terms, returning 13.72%. The S&P 500 Index2 gained 16.52%.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. The Fund benefited the most from our security selection within the information technology sector, where the Fund’s holdings strongly outperformed those of the index overall. We have found many attractive opportunities within information technology. We believe that many companies in the sector are positioned to benefit from long-term secular trends, such as the need for corporations to invest in technology to remain competitive within a global economy. During the reporting period, holdings within the information technology services and computer hardware industries performed with particular strength.

The Fund was also well served by our cautious approach to the financials sector. The Fund was significantly underweighted relative to the S&P 500 Index2 in financials, which was the worst performing sector within the index. We remain concerned about financials, as we believe there still remain many as-yet unknown risks within some of the larger financial institutions. Instead, we are favoring asset managers in the belief that they offer more consistent revenues and lower underlying credit risk relative to other industries within the sector.

While the Fund posted a double-digit gain, it did trail the index. A large portion of this underperformance was attributable to profit-taking that occurred in the market in January, when market participants sold off many of the stocks that performed the best in 2009.

14	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund

SECTOR WEIGHTINGS
Information Technology	40.5%

Industrials	13.1

Energy	11.4

Consumer Staples	9.6

Consumer Discretionary	8.6

Materials	5.7

Health Care	5.5

Financials	4.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

In addition to seeking investments which we believe offer compelling return potential, we also work diligently to manage the risk characteristics of this Fund. We anticipate an environment where economic growth will likely be subdued for the foreseeable future, and one in which there remain systemic factors that could result in future volatility in the capital markets. In an environment like this, we believe that it is increasingly important to keep an eye on potential downside risk, despite the many attractive valuations we see. Accordingly, in March of 2010, we purchased put options within this Fund, at a time when pricing for the puts was reasonable, in our view. (A put option allows its holder to sell securities to the put seller, at a predetermined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility.

Q. How is the portfolio positioned?
A. Relative to the S&P 500 Index2, the Fund is currently positioned with its largest overweight to the information technology sector and its largest underweight position to the financials sector. Our overweight in the information technology sector reflects the compelling securities we are finding there—including companies with higher relative cash flows, lower debt levels and attractive valuations. We are especially attracted to companies that offer products and services that enhance productivity and those that benefit from the robust demand for information and entertainment. As we have discussed, our underweighting to financials reflects a cautious outlook on the potential impact of company-specific risks, new regulations and ongoing deleveraging.

While maintaining a position in the energy sector that is generally in line with the S&P 500 Index2, we significantly reduced the Fund’s allocation here. Within energy, we have favored companies in the oil-and-gas exploration and production industry, as well as the services industry. We view the sector as a hedge against U.S. dollar devaluation and a potential beneficiary of reflation.

Q. What is your outlook for U.S. blue chip stocks?
A. We see significant opportunity for select blue chips. We believe that larger, well-established U.S. companies with multinational presence may be particularly well positioned to capitalize on the different growth trends in the global economy. Global presence provides the opportunity to participate in global GDP growth, rather than being dependent on the economic prospects of the U.S. alone.

We continue to find many opportunities to invest in U.S. companies with higher-quality characteristics (such as strong balance sheets) and multinational presence, at valuations that we believe are attractive. Given prospects of slower U.S. economic growth, we believe that companies with quality balance sheets, strong cash flows and higher internal growth prospects—as well as business strategies that tap into global growth trends—will be particularly well positioned.

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Calamos Blue Chip Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

	1	5	SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	13.72%	2.71%	3.79%
With Sales Charge	8.36	1.72	3.06

Class B Shares – Inception 12/1/03
Without Sales Charge	12.92	1.93	3.02
With Sales Charge	7.92	1.56	3.02

Class C Shares – Inception 12/1/03
Without Sales Charge	12.81	1.93	3.02
With Sales Charge	11.81	1.93	3.02

Class I Shares – Inception 12/1/03	13.97	2.94	4.06

Class R Shares – Inception 3/1/07	13.37	NA	-0.15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CADGX

B Shares	CBDGX

C Shares	CCDGX

I Shares	CIDGX

R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102

B Shares	128120201

C Shares	128120300

I Shares	128120409

R Shares	128120508

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Focus on small and midcap companies

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Seeks to determine the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	Exposure to small- and mid-cap companies

>	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential

CALAMOS DISCOVERY GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during period since its inception on June 1, 2010 through October 31, 2010.

Q. What is the Fund’s strategy?
A. This Fund provides investors with an allocation to small- and mid-cap growth companies. In managing this Fund, we are drawing upon the insights and experience of the integrated investment team that manages all of our funds. We are applying the same research process that we use for our other growth offerings. Our investment process leads us to companies with higher growth profiles, relatively stronger balance sheets, and greater returns on invested capital relative to peers. We also favor companies with geographically diversified revenues.

We expect to concentrate on small-cap companies that, if successful, will grow in size and market capitalization and become mid-cap firms. We chose not to limit the Fund only to small capitalization stocks to allow us the flexibility to continue holding those successful new mid-cap companies. In our view, a mid-cap company that has successfully grown from a small-cap has proven its business model and ability to deliver sustained earnings growth.

Q. How has the Fund performed?
A. Calamos Discovery Growth Fund gained 16.40% (Class A shares at net asset value) for the five-month since inception period ended October 31, 2010, outperforming the 9.81% gain of its benchmark, the Russell 2500 Growth Index1.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. During the period, positioning within the information technology sector was the most significant driver of outperformance. Both our overweight position relative to the index and security selection contributed favorably. The Fund benefited, in particular, from the securities we chose within the computer storage and peripherals industry. We continue to overweight the information technology sector due to its leading fundamentals, including high relative growth potential and participation in several of our secular investment themes. We are especially attracted to companies that offer products and services to enhance productivity and those that benefit from demand for information and entertainment, where we believe there are stronger long-term trends in place. The Fund also benefited from security selection in the industrials sector. Within this sector, we have invested in companies that we believe are positioned to benefit from the global infrastructure build-out, an important long-term secular trend. During the period, the Fund benefited in particular from holdings in the electrical components and equipment industry.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. We purchased protective put options, at a time when we believed these options were relatively inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the

www.calamos.com	17

Calamos Discovery Growth Fund

seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy, and we expect that volatility spikes may persist given heightened concerns about systemic risks. From a sector perspective, our security selection within health care hampered relative performance, as holdings in the health care equipment industry lagged the sector return.

SECTOR WEIGHTINGS
Information Technology	38.5%

Health Care	14.4

Consumer Discretionary	12.6

Industrials	12.4

Materials	5.3

Energy	4.9

Financials	4.6

Consumer Staples	2.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. How is the Fund positioned?
A. Broadly speaking, we have focused on companies delivering high relative growth in the context of a slow or volatile economic recovery. We believe many such stocks may be poised to become future sector leaders. The portfolio’s largest allocations, in absolute terms, are to the information technology, consumer discretionary, and health care sectors. We favor information technology for the reasons we discussed above. Within the consumer discretionary sector, we have found opportunities in companies that serve high-demand, niche end-markets. Relative to the Russell 2500 Growth Index1, the portfolio’s largest underweight allocations have been to the industrials and materials sectors; we have found more attractive growth opportunities in other sectors.

Q. What is your outlook for the Fund?
A. We believe that identifying and investing in firms in the earlier stages of their growth and development can create exciting opportunities for investors. We are finding opportunities in the current marketplace to invest in high-growth small- and mid-capitalization companies that are participating in the secular themes we will believe will drive growth for decades to come. Additionally, valuations of small- and mid-cap growth companies remain attractive on the whole, relative to value-oriented companies. It is our view that those businesses that demonstrate excellent growth prospects in light of slower overall economic growth may prove to be future market leaders.

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Multi-Fund Blend

FUND NASDAQ SYMBOLS
A Shares	CMQAX

B Shares	CMQBX

C Shares	CMQCX

I Shares	CMQIX

R Shares	CMQRX

FUND CUSIP NUMBERS
A Shares	128119534

B Shares	128119526

C Shares	128119518

I Shares	128119492

R Shares	128119344

FUND OBJECTIVE
Long-term capital growth and, secondarily, current income
INVESTMENT STRATEGY

>	Calamos Multi-Fund Blend combines three compelling Calamos funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio
>	By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap

–	Calamos Growth Fund—an aggressive fund that seeks stocks with above-average growth potential
–	Calamos Global Growth and Income Fund—a defensive mix of U.S. and foreign equity and convertible securities
–	Calamos Value Fund—seeks undervalued companies that possess catalysts for growth

>	The Fund will invest in Class I shares of these underlying funds
>	The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation
>	New cash flows can be used to achieve rebalancing
INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	Broad diversification, total-return potential and risk control
>	A core equity allocation, which offers growth, value and defensive global holdings
>	An automatic rebalancing feature

CALAMOS MULTI-FUND BLEND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. Calamos Multi-Fund Blend provides investors with a convenient way to diversify across the global equity market. The Fund includes equal allocations to three Calamos funds: Calamos Growth Fund, Calamos Value Fund and Calamos Global Growth and Income Fund. The Growth Fund seeks capital appreciation and invests in stocks of U.S.-based companies with a wide range of market capitalizations. The Value Fund emphasizes U.S.-based stocks that we believe are currently undervalued and have the compelling potential to return to fair value. The Global Growth and Income Fund is what we call a low-volatility equity fund, and invests in global equities and convertibles.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe equity funds are best viewed as longer-term holdings, we encourage investors to evaluate longer-term results when they assess their asset allocations. Since its inception on June 28, 2006, the Fund has earned an average annualized return of 2.56% (Class A shares at net asset value), outperforming the S&P 500 Index1, up 0.95%. For the most recent one-year reporting period ended October 31, 2010, Calamos Multi-Fund Blend returned 12.76%, versus 16.52% for the S&P 500 Index1.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. All three of the underlying funds contributed gains to the overall return of Calamos Multi-Fund Blend. The strongest performing fund was Calamos Growth Fund, which gained 21.13%. Information technology companies made a particularly notable contribution. The Fund benefited from its overweight position in the sector relative to the S&P 500 Index1, as well as from our security selection decisions. Broadly speaking, we maintain an optimistic outlook on the information technology sector. Many technology companies have the quality growth fundamentals we seek, and also are participating in important secular themes that can provide a tailwind for growth. These trends include corporations spending on technology in their drive to stay competitive in a global economy, and consumers’ willingness to spend on technology in order to stay connected to information, entertainment and each other.

Calamos Global Growth and Income Fund gained 12.64%. The Fund was well served by positioning and security selection decisions in a range of sectors. We are taking a cautious approach to the financials sector, reflecting our concerns about the regulatory environment and the prospects of individual companies. This led us to underweight the sector relative to the MSCI World Index2. Our security selection decisions within the sector were also advantageous. We continue to emphasize asset managers and exchange-related names while avoiding most other areas within this sector. Holdings within information technology also enhanced performance, with particular strength in the internet software and services industry that posted robust returns. Consumer discretionary holdings also made a substantial contribution to relative returns during the year, with names in the internet retail industry contributing notably.

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Calamos Multi-Fund Blend

SECTOR WEIGHTINGS
Information Technology	33.5%

Consumer Discretionary	11.1

Consumer Staples	9.5

Industrials	9.0

Financials	9.0

Health Care	8.9

Energy	7.5

Materials	7.1

Telecommunication Services	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Calamos Value Fund contributed the most modest gain, returning 4.52% for the period. The Fund benefited the most from our security selection within the industrials sector—where names within the aerospace and defense industry strongly outperformed those of the Russell 1000 Value Index3. The Fund was also well served by our cautious approach to the financials sector.

GROWTH OF $10,000: SINCE INCEPTION (6/28/06) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

	1	SINCE
	YEAR	INCEPTION
Class A Shares – Inception 6/28/06
Without Sales Charge	12.76%	2.56%
With Sales Charge	7.37	1.41

Class B Shares – Inception 6/28/06
Without Sales Charge	11.91	1.79
With Sales Charge	6.91	1.35

Class C Shares – Inception 6/28/06
Without Sales Charge	11.91	1.79
With Sales Charge	10.91	1.79

Class I Shares – Inception 6/28/06	13.06	2.81

Class R Shares – Inception 3/1/07	12.49	-0.21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect through April 30, 2007. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/06, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

3	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CIGRX

B Shares	CIGBX

C Shares	CIGCX

I Shares	CIGIX

R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575

B Shares	128119567

C Shares	128119559

I Shares	128119542

R Shares	128119393

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

>	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

>	Emphasizes countries espousing free-market principles

>	Seeks to outperform the MSCI EAFE® Growth Index[1] over the long term with less volatility

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

>	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

CALAMOS INTERNATIONAL GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. Calamos International Growth Fund invests in growth companies domiciled outside of the United States. We favor companies with low debt, high profitability, and attractive valuations—characteristics we view as hallmarks of true growth companies. We are emphasizing companies with geographically diversified revenue streams because we believe that their prospects are more compelling than companies who are more dependent on a single economy’s policies and fortunes.

We invest in companies located in developed and developing nations. As is the case across all of our funds, we emphasize companies based in markets that are moving toward a greater level of economic freedom and democracy, which we believe are catalysts for wealth creation.

Q. How has the Fund performed?
A. Since its inception on March 16, 2005, the Fund’s average annualized gain of 9.03% (Class A shares at net asset value) has surpassed the MSCI EAFE Index2, a measure of developed-market equity performance, up 3.93%. The Fund has also outperformed the MSCI EAFE Growth Index1, up 4.55%; this index2 includes growth-oriented companies from the broader index.

For the most recent one-year reporting period ended October 31, 2010, Calamos International Growth Fund strongly outperformed the benchmarks, returning 22.31% versus 8.82% for the MSCI EAFE Index2 and 12.50% for the MSCI EAFE Growth Index1.

The International Growth Fund reached its five-year anniversary during the one-year period, on March 16, 2010. We are pleased the Fund has performed well relative to its peers within the Morningstar Foreign Large Growth category and ranks in the 4th percentile (7 of 156) for the five-year period ended October 31, 2010.*

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. Our investment process led us to strong performing securities in a variety of sectors. Security selection in the information technology sector was the largest driver of outperformance relative to the MSCI EAFE Growth Index1. In particular, our security selection within the internet software and services industry and semiconductors industry was notably positive. Our investment criteria also led us to strong performing securities within the health care sector. Specifically, stock selection in the pharmaceuticals industry and health care equipment industry proved beneficial. Also on the upside, the Fund was well served both by our decision

*  As of October 31, 2010, for the one-year period, Calamos International Growth Fund ranked 38 out of
266 funds with the Morningstar Foreign Large Growth category. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

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Calamos International Growth Fund

to underweight the financials sector relative to the index, as well as by the holdings we chose. Our selection decisions in the diversified banks industry were especially advantageous.

SECTOR WEIGHTINGS
Information Technology	37.6%

Energy	11.8

Materials	10.1

Health Care	9.8

Consumer Discretionary	8.4

Industrials	7.8

Financials	6.7

Consumer Staples	3.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy, and we expect that volatility spikes may persist given heightened concerns about systemic risks.

From a sector perspective, our underweight allocation and selection within materials detracted from performance, where the Fund’s holdings trailed those of the index, particularly in the diversified metals and mining industry. Security selection in the energy sector also hampered performance on a relative basis, as Fund holdings in the integrated oil-and-gas industry underperformed.

Companies based across geographies fueled the Fund’s advance. During the period, investments in the UK (the Fund’s largest country allocation) were the largest positive contributor. Holdings within Switzerland and Denmark added significant value as well. Fund returns also were enhanced by holdings within emerging markets, in particular India and China (including companies that may be registered in the Cayman Islands but conduct business in China). In contrast, stock selections in Norway and Brazil negatively impacted the Fund’s return for the annual period.

Q. How is the Fund positioned?
A. The Fund maintains its emphasis on high-quality international growth companies with accelerating revenue and earnings growth, high return on invested capital, low debt-to-capital, and an expanding global revenue base. The Fund currently is positioned with its largest overweight to the information technology sector. Our allocation increased significantly during the period due to both new purchases and market appreciation of Fund holdings. In contrast, we significantly reduced the Fund’s allocation to the energy sector, reflecting our increasing caution toward cyclical areas of the market. Additionally, events in the Gulf affected the relative risk profile of the sector.

As of the end of the reporting period, the Fund held approximately 25% in countries domiciled in emerging markets, with the balance domiciled in developed markets.

Q. What is your outlook for international growth equities?
A. We believe the case for international growth equities remains strong. Globalization has sown the seeds of many exciting long-term growth trends, and international companies with multinational operations provide a means for potentially capitalizing on these growth drivers. We continue to find attractive valuations in the global equity market and have positioned the portfolio for a volatile but gradually appreciating market. We remain focused on companies with strong global franchises, higher growth rates and cash flow, and lower debt.

22	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

	1	5	SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	22.31%	8.56%	9.03%
With Sales Charge	16.50	7.51	8.09

Class B Shares – Inception 3/16/05
Without Sales Charge	21.43	7.76	8.22
With Sales Charge	16.43	7.46	8.10

Class C Shares – Inception 3/16/05
Without Sales Charge	21.46	7.75	8.22
With Sales Charge	20.46	7.75	8.22

Class I Shares – Inception 3/16/05	22.66	8.83	9.31

Class R Shares – Inception 3/1/07	22.02	NA	3.23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE® Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

2	The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Evolving World Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CNWGX

B Shares	CNWZX

C Shares	CNWDX

I Shares	CNWIX

R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161

B Shares	128119153

C Shares	128119146

I Shares	128119138

R Shares	128119120

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies

>	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long-term

>	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return

INVESTOR PROFILE
The Fund may be suitable for investors who seek:

>	Enhanced diversification potential

>	A portfolio of companies that we believe offer high relative and sustainable growth potential

>	A risk-conscious means to participate in the long-term growth potential of developing markets

>	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio

CALAMOS EVOLVING WORLD GROWTH FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. We launched Calamos Evolving World Growth Fund to provide investors with a potentially lower volatility, risk-conscious way to participate in emerging markets. As we discussed in the opening letter, because of globalization, companies all over the world may be able to benefit from emerging market opportunity. In recognition of this, our investment team has the flexibility to invest not only in companies based in emerging markets, but also in developed market companies that have at least 20% of invested assets in emerging markets, or derive 20% of firm revenues from them. In other words, our emphasis is on what a company is doing, not where it is located. We believe that this broader mandate is valuable in that it allows us to invest in more established companies and markets.

The Fund can also invest in convertible securities, which are equity-sensitive securities that blend features of stocks and bonds. We believe this flexibility provides key advantages in terms of enhancing the risk/reward characteristics of the Fund.

Q. How has the Fund performed?
A. Since its inception on August 15, 2008, the Fund has gained 11.06% on an annualized basis (Class A shares at net asset value), surpassing the MSCI Emerging Markets Index1, up 8.79%. We are particularly encouraged by the Fund’s gains given the global economic environment since the Fund’s inception, a period which has included the collapse of the subprime market, a liquidity crisis in the global markets and the “Great Recession.”

For the most recent one-year reporting period ended October 31, 2010, Calamos Evolving World Growth Fund returned 21.40% versus a return of 23.89% for the MSCI Emerging Markets Index1.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. The Fund was well served by both its sector allocations and security selection decisions. Security selection within our two largest sector weightings—information technology and energy—were particularly beneficial, with selection in information technology contributing the most to positive performance. Specifically, investments within the internet software and services and semiconductor industries added significantly to the Fund’s performance. Within the Fund’s energy stake, security selection was particularly notable within the oil-and-gas equipment and services industry.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the

24	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy, and we expect that volatility spikes may persist given heightened concerns about systemic risks.

SECTOR WEIGHTINGS
Information Technology	35.1%

Materials	12.5

Industrials	11.4

Energy	11.1

Consumer Staples	10.7

Financials	4.9

Consumer Discretionary	4.7

Health Care	3.4

Telecommunication Services	1.8

Utilities	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

From a sector perspective, an underweight allocation in the materials sector hindered relative performance, as did security selection decisions. Specifically, holdings in the metals and mining industry lagged those in the index.

From a geographic perspective, the portfolio’s holdings within emerging markets, in particular within Brazil, India and China (including companies that may be registered in the Cayman Islands but conduct business in China), contributed most to strong performance. In contrast, underweight allocations to South Africa and Indonesia detracted.

Q. How is the Fund positioned?
A. In terms of individual country weightings, the Fund’s largest positions are to companies in China (including companies registered in the Cayman Islands), India, and the United Kingdom. From a broader top-down perspective, the Fund has maintained a significant allocation to developed markets. Currently, slightly more than half the investments are in developed markets and less than half in emerging market economies. As we have noted, we place a high degree of focus on where revenue and profits are generated, as opposed to simply where companies are headquartered. With respect to regions, the Fund’s largest change during the reporting period was increased exposure to Asia Pacific economies, and a decrease in emerging Latin America holdings.

From a sector perspective, we increased the Fund’s stakes in the industrials and information technology sectors. Information technology remains the Fund’s largest overweight relative to the index. We believe that both sectors are well positioned to benefit from global trends. Information technology companies are positioned to benefit from growing consumer demands in emerging markets, including consumers’ desire to be connected to information and each other. Select industrials, meanwhile, can capitalize on significant infrastructure build-out in emerging markets. Conversely, we reduced the Fund’s allocation to the telecommunications services and energy sectors. In regard to energy, our view was that some valuations had become overextended as a result of the robust cyclical rally of 2009.

Q. What is your outlook for companies participating in emerging markets growth?
A. We believe the opportunity potential is significant, but a selective approach is essential. We view emerging market nations as a vital driver for global growth. The rapid growth of a middle class is a mega-trend that has the ability to transform the global marketplace, providing new consumers and new opportunities for developed markets to build export economies. We remain focused on companies with well-established brands, higher relative growth rates and relatively stronger balance sheets.

From a geographic perspective, we maintain our bias toward countries which embrace economic freedoms, such as free trade and private property rights. We believe that economic liberty creates the best environment for wealth creation.

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Calamos Evolving World Growth Fund

Of late, emerging market equities have seen considerable appreciation in their prices. We are watching this closely, and believe that our disciplined approach to security valuation will serve us well. We also believe that our strategy of capitalizing on developing market opportunities through developed-market multinationals will continue to be advantageous, as will our opportunistic use of convertible securities.

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

	1	SINCE
	YEAR	INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	21.40%	11.06%
With Sales Charge	15.68	8.64

Class B Shares – Inception 8/15/08
Without Sales Charge	20.42	10.22
With Sales Charge	15.42	9.01

Class C Shares – Inception 8/15/08
Without Sales Charge	20.43	10.22
With Sales Charge	19.43	10.22

Class I Shares – Inception 8/15/08	21.68	11.31

Class R Shares – Inception 8/15/08	20.99	10.74

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTE:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index. As of August 2005, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The index represents companies within these countries that are available to investors worldwide. Investors cannot invest directly in an index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

FUND NASDAQ SYMBOLS
A Shares	CAGEX

B Shares	CBGEX

C Shares	CCGEX

I Shares	CIGEX

R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484

B Shares	128119476

C Shares	128119468

I Shares	128119450

R Shares	128119443

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests globally, emphasizing countries espousing free-market principles

>	Invests in companies with balance sheet strength

>	Applies proprietary models to determine the return potential of stocks considering growth potential and valuations

>	Combines bottom-up analysis with a top-down overlay of macro-economic themes

>	Conducts extensive analysis to help determine the intrinsic value of companies under consideration

>	Seeks to eliminate disparities in accounting practices by conducting a cash-based analysis of each company’s financial statements

INVESTOR PROFILE
The Fund may be suitable for investors who seek:

>	A global equity allocation

>	Enhanced diversification through a portfolio that includes both U.S. and international stocks

CALAMOS GLOBAL EQUITY FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. Calamos Global Equity Fund invests in both U.S.-based companies and non-U.S. firms that we believe offer the highest relative growth opportunities on a global basis. We favor companies with strong management teams, geographically diversified business strategies and revenues, favorable market positions and increasing cash flows.

Q. How has the Fund performed?
A. Since its inception on March 1, 2007, the Fund has outpaced the MSCI World Index1, a measure of global equity performance. For this period, the Fund has earned an average annualized return of 4.82% (Class A shares at net asset value), versus a decline of 2.46% for the MSCI World Index1.

For the most recent reporting one-year reporting period ended October 31, 2010, Calamos Global Equity Fund returned 23.68% versus 13.32% for the MSCI World Index1.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. The Fund’s positioning in the financial services sector was particularly beneficial. Relative to the index, the Fund holds a smaller stake in the sector, reflecting our continued concerns regarding both the regulatory environment and the balance sheet strength of individual companies. This underweighting enhanced relative performance, as the sector was one of the weaker performers within the index. Security selection decisions within the sector also proved advantageous. We continue to emphasize asset managers and exchange related names, while avoiding most other areas within this sector.

Positions in the information technology sector also contributed favorably to the Fund’s performance versus the index. In particular, holdings in the internet software and services industry posted robust returns. We continue to favor the information technology sector due to its higher growth potential, higher cash flows and lower debt levels, as well as the fact that many technology companies are trading at attractive valuations. The technology sector also continues to profit from the themes we have identified as long-term drivers of growth, including increased demand for information and entertainment.

Our security selection within the consumer discretionary sector made a significant contribution to outperformance. Holdings within the internet retail industry performed particularly well. Within this sector, we are favoring companies that have strong global brands and globally diversified revenue streams.

From a geographic perspective, investments from a range of markets contributed to gains. The Fund benefited from its positions in emerging markets. Holdings within China (companies that are domiciled in the Cayman Islands but conduct business in China) and India were particularly strong. Investments in United Kingdom-based companies also

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Calamos Global Equity Fund

enhanced performance relative the benchmark. So too did the Fund’s underweight position to Japan, as Japan significantly underperformed the broad global equity market.

SECTOR WEIGHTINGS
Information Technology	41.0%

Consumer Discretionary	13.9

Energy	9.7

Materials	8.4

Industrials	7.7

Health Care	7.2

Financials	6.2

Consumer Staples	3.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

While the Fund outperformed the benchmark by a considerable margin, our risk management strategies slowed the pace of returns, on an absolute basis. As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility.

From a sector perspective, relative gains were hindered by issue selection within the materials sector. Within the index, commodity related names enjoyed large price moves. However, our preference is for companies that are less dependent on commodity prices, given their high volatility. An underweight position and security selection within the industrial sector also detracted, specifically a lack of exposure to the strong-performing railroads, construction and chemicals industries.

Q. How is the Fund positioned?
A. From a sector perspective, we have maintained broadly consistent positioning during the reporting period. The portfolio’s allocation to information technology has increased during the year, largely due to the strong performance of our current holdings within the sector. As we have discussed, we continue to favor the sector because of its leading growth potential in the global market.

We had reduced some of our more cyclically sensitive investments which enjoyed strong rallies early in the year, especially within the energy sector. Our positive long-term growth outlook for select energy companies remains in place, however. We remain underweight in financials, and continue to emphasize asset managers, while avoiding most other areas within this sector due to continued concerns regarding both the regulatory environment and balance sheet strength.

There were no major changes to the geographic weightings within the Fund. We remain underweight in the U.S. and Japan versus the MSCI World Index1 and have trimmed our allocation to emerging markets during the period, mostly due to security-specific valuation decisions. We remain committed to those firms—domiciled in both developed and developing countries—that cater to the needs of the expanding emerging economies. We believe this will be a powerful growth driver, especially as the middle class continues to develop and spend in these regions.

Q. What is your outlook for global growth equities?
A. We believe that global growth equities offer considerable opportunities for long-term investors. Growth companies across the global economy—both U.S. and non-U.S companies—are well positioned to benefit from many long-term secular trends, including the rise of a middle class in emerging markets, infrastructure build out, the need for companies to maintain productivity, and the desire of individuals to be connected to each other, to information and entertainment at a variety of price points. Moreover, we believe that companies with growth characteristics—stronger balance

28	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

sheets, high return on invested capital, good cash flow and innovative strategies—will be better positioned to thrive over the long-term. In our view, the prospects are particularly compelling for growth-oriented multinational companies, because companies with geographically diversified revenues and strong global brands are not overly dependent on a single economy.

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

	1	SINCE
	YEAR	INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	23.68%	4.82%
With Sales Charge	17.87	3.44

Class B Shares – Inception 3/1/07
Without Sales Charge	22.62	4.02
With Sales Charge	17.62	3.27

Class C Shares – Inception 3/1/07
Without Sales Charge	22.67	4.03
With Sales Charge	21.67	4.03

Class I Shares – Inception 3/1/07	23.88	5.09

Class R Shares – Inception 3/1/07	23.37	4.56

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

NOTES:

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Overview

LOW-VOLATILITY EQUITY FUNDS

Many investors may have a constructive long-term view of equities, but are concerned about volatility spikes. These considerations are what led us to create a trio of funds which we call low-volatility equity funds. We are proud to be pioneers in low-volatility equity strategies. We launched our first low-volatility equity fund, the Calamos Convertible Fund, in 1985. This was one of the first open-end convertible mutual funds.

What Do We Mean By Low-Volatility Equity?
In our low-volatility equity funds, our focus is on the variation of returns versus an all-equity benchmark, such as the S&P 500 Index or the MSCI World Index. The statistic beta measures relative volatility. We consider a fund to have lower volatility when its beta versus the equity benchmark is less than one. For example, a beta of 0.5 reflects half of the market’s volatility versus the index, while a beta of 2.0 would indicate twice the volatility of the index. Our funds in this category seek to maximize performance potential, while maintaining a low beta (that is, less than 1.0).

Calamos Low-Volatility Equity Strategies: A Closer Look
We manage these portfolios with the aim of outperforming the equity market over full market cycles with less risk than a comparative pure-stock portfolio. In other words, these funds seek to provide an asymmetrical risk profile by participating in a greater portion of equity upside than downside over a full market cycle. Because of this, these funds may be suitable as core equity allocations.

In addition to equities, our low-volatility equity strategies include equity-sensitive securities, such as convertibles. Our low-volatility equity strategies may also include other types of fixed income securities. By blending other asset classes with equities, we seek to mitigate the impact of downward equity volatility.

			REPORT
CALAMOS FUNDS	INCEPTION	SNAPSHOT	BEGINS

Growth and Income Fund	1988	U.S. low-volatility equity fund	Page 31

Global Growth and Income Fund	1996	Global low-volatility equity fund	Page 35

Convertible Fund	1985	U.S.-oriented low-volatility equity fund*	Page 39

Effective October 29, 2010, Calamos Convertible Fund limits new investments to those investors who own fund shares, with other exceptions that are outlined in the prospectus. Fund shareholders as of the close date may continue to make additional investments in the Fund.

30	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVTRX

B Shares	CVTYX

C Shares	CVTCX

I Shares	CGIIX

R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104

B Shares	128119765

C Shares	128119831

I Shares	128119872

R Shares	128119336

FUND OBJECTIVE
High long-term total return through growth and current income

INVESTMENT STRATEGY

>	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

>	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

>	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

>	A consistent income stream

CALAMOS GROWTH AND INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
Calamos Growth and Income Fund is a low-volatility equity fund. We manage this Fund with the aim of outperforming the equity market with less risk than a comparative pure-stock portfolio over full market cycles. In other words, the fund seeks to provide an asymmetrical risk profile by participating in a greater portion of equity upside than downside over a full market cycle. To do this, we invest in equities and equity-sensitive securities, such as convertibles. The Fund invests primarily in U.S.- based companies, but reflects a focus on businesses with global brands, geographically diversified revenue streams, higher-quality balance sheets, and what we believe are good prospects for growth in their market sectors.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe low-volatility equity funds are best viewed as longer-term holdings, we encourage investors to consider results over multiple market cycles. Since its inception on September 22, 1988, the Fund has earned an average annualized return of 11.89% (Class A shares at net asset value). In contrast, the S&P 500 Index1, considered generally representative of the U.S. stock market, gained 9.32% over this period. The Fund has also outperformed the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index2, a benchmark of the U.S. convertible market, up 9.27% for this period. Compared with its peers, the Fund has performed very well, ranking in the fifth percentile (7 of 142) within the Morningstar Large Growth Category for the 20-year period.*

We also believe investors may find it beneficial to evaluate the performance of a Fund through challenging market periods. For example, the years 2000-2009 are now often referred to as the “Lost Decade” for stock investors. This is because the equity markets, as measured by the S&P 500 Index1, ended up in negative territory, with an average annualized return of -0.95% for the period. In contrast, Calamos Growth and Income Fund delivered an average annualized gain of 5.58%. Additionally, since the steep correction of 2008, Calamos Growth and Income Fund has outperformed the broad equity market. From August 31, 2008 through October 31, 2010, the Fund has earned an annualized return of 5.35%, versus a loss of -1.41% for the S&P 500 Index1.

For the most recent one-year reporting period ended October 31, 2010, Calamos Growth and Income Fund earned 12.31%, versus 16.52% for the S&P 500 Index1 and 20.66% for the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index2.

*  As of October 31, 2010, for the one-year, five-year, and 10-year periods, Calamos Growth and Income Fund ranked 1592 out of 1734, 183 out of 1287 and 5 out of 768. Source:
Morningstar, Inc. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

www.calamos.com	31

Calamos Growth and Income Fund

Q. Please discuss the Fund’s low-volatility characteristics.
A. There are many ways to measure volatility. One measure is beta, which is a historic measure of a fund’s volatility versus the market. The beta of the market is set at 1.0. If a fund has a beta of 0.5, that would reflect one-half of the market’s volatility, as measured by the benchmark index. A beta of 2.0 would indicate that a fund was twice as volatile.

Since its inception, the Fund’s beta is 0.71 versus the S&P 500 Index1—in other words, volatility was nearly 30% lower than the broad stock market, while the Fund still outperformed the market.

SECTOR WEIGHTINGS
Information Technology	39.3%

Industrials	9.3

Health Care	9.2

Materials	9.0

Energy	8.1

Consumer Staples	5.8

Consumer Discretionary	5.2

Financials	5.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. Our security selection decisions within the information technology sector contributed significantly to performance during the annual period. In particular, Fund holdings within the information services industry performed very well relative to the S&P 500 Index1. Strong security selection and an underweight position to financials also enhanced relative performance. Within financials, we continue to be cautious, as new regulations and ongoing deleveraging continue to factor into our underweight position. We are currently favoring asset managers because we believe they offer more consistent revenues and lower underlying credit risk relative to other industries in the sector.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. We purchased protective put options, at a time when we believed these options were relatively inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy and we expect that volatility spikes may persist given heightened concerns about systemic risks.

Security selection within the energy and health care sectors also detracted from relative performance during the period. However, we believe that our positioning is appropriate for the longer-term. Within energy, we have favored companies in the oil-and-gas exploration and production industry and services industry, rather than those areas that are most vulnerable to the day-to-day volatility in commodity prices. We also view the energy sector as a hedge against U.S. dollar devaluation. Within health care, we remain cautious about service providers, given the recently passed reform legislation. We prefer companies within the health care equipment industry and selected pharmaceuticals with a more global footprint and better generic pipelines.

Q. How is the Fund positioned?
A. We are emphasizing companies with higher quality balance sheets, multinational business strategies, geographically diversified revenues, and growth-oriented characteristics, such as high returns on invested capital, good cash flow, and lower debt-to-capital than the broad market.

32	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

Throughout the reporting period, we maintained a significant overweight to the information technology sector relative to the S&P 500 Index1. We have found many companies which offer the fundamentals we seek, including high cash balances, low debt and attractive valuations. We are especially attracted to companies offering products and services that enhance productivity and those benefiting from the robust demand for information and entertainment. During the reporting period, the Fund’s weighting in the information technology sector increased, largely due to strong performance of our current holdings within the sector.

We reduced some of the Fund’s more cyclically sensitive investments, especially within the energy sector, after strong rallies early in the year. However, we maintain a positive long-term growth outlook for select companies within the energy sector.

Our largest underweight position relative to the index is to the financials sector. As we discussed above, we remain cautious due to our belief that significant unknown risks remain in many large financials.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q. What is your outlook for this low-volatility equity fund?
A. We believe that low-volatility equity strategies can enhance asset allocations in all market environments, but we believe that the case for them may be particularly compelling in the current environment. We expect slower growth, with continued volatility spikes. In this environment, Calamos Growth and Income Fund may provide a more comfortable way to participate in the equity markets, given its historical record of equity-market outperformance, with reduced volatility for the 10-year, 15-year and since inception periods. We continue to find attractive valuations in both equities and convertibles. We believe the opportunity potential is significant among higher-quality, growth-oriented companies—particularly for multinationals with diversified revenues.

www.calamos.com	33

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

			10 YEARS OR
	1	5	∧SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	12.31%	4.70%	5.43%
With Sales Charge	6.98	3.69	4.92

Class B Shares – Inception 9/11/00
Without Sales Charge	11.46	3.92	5.83
With Sales Charge	6.46	3.58	5.83

Class C Shares – Inception 8/5/96
Without Sales Charge	11.50	3.92	4.81
With Sales Charge	10.50	3.92	4.81

Class I Shares – Inception 9/18/97	12.61	4.96	5.69

Class R Shares – Inception 3/1/07	12.05	NA	2.67 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

34	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVLOX

B Shares	CVLDX

C Shares	CVLCX

I Shares	CGCIX

R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500

B Shares	128119732

C Shares	128119708

I Shares	128119609

R Shares	128119385

FUND OBJECTIVE
High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

>	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

>	Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	A risk-managed approach to pursuing growth opportunities around the world

>	A portfolio of securities representing various-sized companies from multiple countries

>	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

CALAMOS GLOBAL GROWTH AND INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. Calamos Global Growth and Income Fund is a global low-volatility equity fund. We manage this Fund with the aim of outperforming the equity market with less risk than a comparative pure-stock portfolio over full market cycles. In other words, the Fund seeks to provide an asymmetrical risk profile by participating in a greater portion of equity upside than downside over a full market cycle. To do this, we invest in equities and equity-sensitive securities, such as convertibles. The Fund invests in a global universe of companies and reflects a focus on businesses with global brands, geographically diversified revenue streams, higher quality balance sheets, and good prospects for growth in their market sectors.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe equity funds are best viewed as longer-term holdings, we encourage investors to consider results over multiple market cycles. Since its inception on September 9, 1996, the Fund has earned an average annualized return of 9.02% (Class A shares at net asset value), strongly outperforming the MSCI World Index1, up 5.60% for the period.

We also believe investors may find it beneficial to evaluate the performance of a Fund through challenging market periods. For example, the years 2000-2009 are now often referred to as the “Lost Decade” for stock investors. During this period, the global equity markets, as measured by the MSCI World Index1, were flat, with an average annualized return of 0.23%. In contrast, Calamos Global Growth and Income Fund earned an average annualized gain of 4.12%. Additionally, since the steep market correction of 2008, Calamos Global Growth and Income Fund has outperformed the broad global equity market. From August 31, 2008 through October 31, 2010, the Fund has earned an annualized return of 3.86%, versus -1.61% for the MSCI World Index1.

For the most recent one-year reporting period ended October 31, 2010, Calamos Global Growth and Income Fund earned 12.64%, versus 13.32% for the MSCI World Index1.

Q. Please discuss the Fund’s low-volatility characteristics.
A. There are many ways to measure volatility. One measure is beta, which is a historic measure of a fund’s volatility versus the market. The beta of the market is set at 1.0. If a fund has a beta of 0.5, that would reflect one-half of the market’s volatility, as measured by the benchmark index. A beta of 2.0 would indicate that a fund was twice as volatile.

Since its inception, the Fund has demonstrated significantly lower volatility than the broad market, as measured by the MSCI World Index1. The Fund’s beta is 0.71, indicating nearly 30% lower volatility than the broad global stock market.

www.calamos.com	35

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	30.8%

Materials	12.6

Consumer Staples	10.8

Health Care	10.6

Energy	9.4

Industrials	6.7

Consumer Discretionary	6.0

Financials	4.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. The Fund benefited from positioning and security selection decisions in a range of sectors. Within the financials sector, the Fund was well served by its underweight position relative to the index, as it was one of the weaker performing sectors within the index during the annual period. Our security selection decisions within the sector were also advantageous. We continue to emphasize asset managers and exchange-related names, while avoiding most other areas within this sector. This positioning reflects our continued concern regarding both the regulatory environment and the balance sheet strength of many financials companies.

Security selection within the information technology sector also enhanced the Fund’s performance relative to the MSCI World Index1. In particular, our investment process led us to companies within the Internet software and services industry that posted robust returns. We continue to find many companies within the information technology sector that offer compelling characteristics, including higher growth potential, higher cash flows, lower debt levels, and attractive valuations. We also view the information technology sector as being particularly well positioned to benefit from a number of powerful long-term secular trends, such as consumers’ increased demand for information and entertainment.

Consumer discretionary holdings also made a substantial contribution to relative returns during the year. Here, names within the Internet retail industry performed well. Within this area, we are favoring companies that have strong global brands, as well as globally diversified revenue streams.

From a geographic perspective, the Fund’s holdings in emerging markets, particularly Brazil and India, proved beneficial. We continue to find compelling bottom-up opportunities within emerging markets in both equity and convertible securities. Holdings within Switzerland and the UK also enhanced relative performance; so too did an underweight position to Japan, which significantly underperformed the broad global equity market.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. In March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction.

From a sector perspective, relative gains were hindered by issue selection within the materials sector. Within the index, commodity-related names enjoyed large price moves. However, our preference is for companies that are less dependent on commodity prices, given their high volatility. An underweight position and security selection within the industrial sector also detracted, specifically a lack of exposure to the strong-performing railroads, construction and chemicals industries.

36	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

Q. How is the Fund positioned?
A. Throughout the annual period, the Fund’s allocations have remained largely intact. The Fund’s weighting to the information technology sector has increased, largely due to the strong performance of our current holdings. As we discussed earlier, we continue to favor the sector due its leading growth potential in the global market.

We reduced some of our more cyclically sensitive positions, which enjoyed strong rallies early in the year, especially within the energy sector. However, we continue to have a positive long-term growth outlook for select energy companies. We found opportunities to increase the Fund’s consumer staples allocation. We believe holdings in the sector may enhance overall portfolio stability, as these companies tend to have more sustainable growth prospects that are less dependent on robust economic growth. We remain underweight in financials relative to the index, for the reasons discussed previously.

There were no major changes to the geographic weightings within the Fund. We remain underweight in the U.S. and Japan versus the MSCI World Index1, and have trimmed our allocation to emerging markets during the period, mostly due to security-specific valuation decisions. We remain committed to those firms—domiciled in both developed and developing countries—that cater to the needs of the expanding emerging economies. We believe this will be a powerful growth driver, especially as the middle class continues to develop and spend in these regions.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q. What is your outlook for this global low-volatility equity fund?
A. While we view Calamos Global Growth and Income Fund as a long-term investment, we believe that the Fund’s approach may be particularly compelling given on our view of the road ahead. We expect continued volatility spikes in the global equity markets and a slower pace of growth within a number of economies, particularly developed nations. Yet, we believe that select equities offer exciting prospects for capitalizing on global growth trends. Against such a backdrop, the Fund’s emphasis on providing equity market upside and potential downside protection—within a global framework—may offer a more comfortable way for investors to participate in the stock markets.

www.calamos.com	37

Calamos Global Growth and Income Fund

Across the global markets, our investment team continues to find stocks and convertibles that we believe are attractively valued, given their long-term prospects and healthy fundamentals. We believe the opportunity potential is especially pronounced among higher-quality, growth-oriented companies—particularly multinationals with geographically diversified revenues.

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

			10 YEARS OR
	1	5	∧SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	12.64%	5.83%	5.31%
With Sales Charge	7.27	4.81	4.80

Class B Shares – Inception 9/11/00
Without Sales Charge	11.86	5.05	5.44
With Sales Charge	6.86	4.72	5.44

Class C Shares – Inception 9/24/96
Without Sales Charge	11.81	5.04	4.68
With Sales Charge	10.81	5.04	4.68

Class I Shares – Inception 9/18/97	12.92	6.09	5.59

Class R Shares – Inception 3/1/07	12.26	NA	1.63 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

38	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

FUND NASDAQ SYMBOLS
A Shares	CCVIX

B Shares	CALBX

C Shares	CCVCX

I Shares	CICVX

R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401

B Shares	128119773

C Shares	128119823

I Shares	128119864

R Shares	128119369

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

>	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

>	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

>	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

>	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

CALAMOS CONVERTIBLE FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. Convertible securities are not as well known as stocks and bonds. Please provide us with a brief overview of how convertibles work, as well as some of their key potential benefits.
A. A convertible security is a bond or preferred stock that can be exchanged—or converted—into a specific number of shares of a common stock of the issuer’s company. Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles typically offer potential upside appreciation in rising equity markets. Like bonds, convertibles may provide income and potential downside protection in declining markets. Convertibles can thus be used as a way to participate in the equity markets with potentially less downside volatility than an all-equity investment.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe low-volatility equity funds are best viewed as longer-term holdings, we encourage investors to consider results over multiple market cycles. As one of the first open-end convertible funds, Calamos Convertible Fund offers a multi-decade performance history. Since its inception on June 21, 1985, Calamos Convertible Fund has gained 9.82% (Class A shares at net asset value), closely in line with S&P 500 Index1, up 10.03%, and ahead of the Value Line Convertible Index2, up 8.39% for the period. For the 20-year period, the Fund ranks in the 6th percentile (2 of 19) within the Morningstar Convertible Funds category.*

We also believe investors may find it beneficial to evaluate the performance of a Fund through challenging market periods. For example, the years 2000-2009 are now often referred to as the “Lost Decade” for stock investors. This is because the equity markets, as measured by the S&P 500 Index, ended up in negative territory, with an average annualized return of -0.95% for the period. In contrast, Calamos Convertible Fund delivered an average annualized gain of 4.89%. Additionally, since the steep market correction of 2008, Calamos Convertible Fund has outperformed the broad equity market. From August 31, 2008 through October 31, 2010, the Fund has earned an annualized 5.61%, versus -1.41% for the S&P 500 Index1.

For the most recent one-year reporting period ended October 31, 2010, the Convertible Fund gained 11.06%, versus a 16.52% gain for the S&P 500 Index1, and a gain of 18.94% for the Value Line Convertible Index2. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index (BofA ML V0A0) returned 20.66% during the period.

Q. Why does the Fund compare its performance to multiple indexes?
A. We believe the use of these benchmarks provides a more complete context for evaluating the Fund’s performance. Convertible securities are hybrid securities, which

*  As of October 31, 2010, for the one-year, five-year, and 10-year periods, Calamos
Convertible Fund ranked 73 out of 77, 22 out of 57 and 11 out of 43 funds with the Morningstar
Convertibles category. Source: Morningstar, Inc. Source: Morningstar Inc. Rankings are based on total return and do not take into account the deduction of sales loads or fees that if reflected would reduce the ranking quoted.

www.calamos.com	39

Calamos Convertible Fund

blend characteristics of equities and fixed-income securities. The price of a convertible security typically participates in the movements of its underlying common stock, while fixed income characteristics (such as coupon income) provide a degree of potential downside protection. Because of their equity characteristics, convertibles can be considered to be equity-sensitive securities. Therefore, we believe that the S&P 500 Index1 can be a useful benchmark.

The Value Line Convertible Index2 and BofA ML V0A0 are proxies for the convertible market. The Value Line Convertible Index2 has a longer history, dating back to the inception of the Convertible Fund. We utilize the BofA ML V0A0 for research and analytical purposes. Although it does not date back as far as the inception of the Fund, it provides us up-to-date and timely coverage of the U.S. convertible universe.

SECTOR WEIGHTINGS
Information Technology	31.2%

Health Care	18.0

Energy	9.6

Materials	7.9

Industrials	7.8

Consumer Discretionary	6.8

Financials	4.2

Consumer Staples	4.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

Q. Please discuss the Fund’s low-volatility characteristics.
A. There are many ways to measure volatility. One measure is beta, which is a historic measure of fund’s volatility versus the market. The beta of the market is set at 1.0. If a fund has a beta of 0.5, that would reflect one-half of the market’s volatility, as measured by the benchmark index. A beta of 2.0 would indicate that a fund was twice as volatile.

Since its inception, the Fund has demonstrated significantly lower volatility than the broad market, as measured by the S&P 500 Index1. The Fund’s beta is 0.62, indicating 38% lower volatility than the broad stock market.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. Although the Fund posted a strong return in absolute terms, it underperformed the broad convertible market, as represented by the Value Line Convertible Index and BofA ML V0A0. This was largely due to our avoidance of the most speculative-grade securities, which outperformed the broad convertible market and investment grade issues by a wide margin. The lowest quality tier of the BofA ML V0A0 (CCC-rated issues) includes mostly down-and-out businesses that are close to bankruptcy or collapse, but far surpassed the return of BBB rated securities, the lowest rated segment with the investment-grade market. We believe that this speaks to investors’ willingness to take on high risk to satisfy their appetites for yield.

We, however, are risk-conscious investors, who seek to generate long-term performance by investing in the securities of companies with good fundamentals. We do not believe that incremental yield is sufficient for taking on high default risk. We believe that a quality focus is particularly important, given our expectation of slower economic growth and continued volatility spikes.

Accordingly, we sought to position the Fund in higher quality names with better balance sheets, lower debt levels and higher cash flows, while avoiding the most speculative issues (0% exposure to CCC-rated credits). Our bias against speculative issues reflects our focus on managing downside risk. We view convertibles as a way to participate in the equity market with lower volatility, yet speculative grade convertibles have actually been more volatile than the S&P 500 Index over time.

Our focus on quality fundamentals and better balance sheets was also reflected in our sector allocations. Within the BoA ML V0A0 index, the consumer discretionary and

40	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

industrials sectors led. These are sectors that also contain many of the most speculative issues. The consumer discretionary sector benefited from its large weighting in auto manufacturers. Likewise, industrials benefited greatly from a continued rebound in the performance of issues within the volatile airline industry. The Fund’s underweight allocation and relative selection within these sectors held back returns. Many of the convertibles within the auto and airline industries which are rated by Standard & Poor’s currently have ratings of CCC or lower.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy, and we expect that volatility spikes may persist given heightened concerns about systemic risks.

Q. How is the Fund positioned?
A. As they were at the start of the reporting period, information technology and health care remain the largest sector weightings within the Fund. We continue to be attracted to the productivity enhancement capabilities of many technology firms and see favorable long-term growth opportunities in the sector going forward, and we added to our allocation during the period. The health care sector may be headed for significant change and volatility as the newly passed reform bill works its way through the system, yet we believe there are ample opportunities in solid firms with reasonable risk/reward profiles. We reduced the Fund’s energy allocation during the period. The sector enjoyed a strong rally through the end of 2009 into the beginning of 2010. It was our view that valuations of some issues had become stretched and that the sector was vulnerable to heightened political risk following the oil spill in the Gulf. However, our positive long-term growth outlook for many companies within the energy sector remains in place, as the demand for energy resources remains high and the global recovery continues.

Q. During the reporting period, the Fund limited new investments in the Fund. Please tell us more about this.
A. Effective October 29, 2010, Calamos Convertible Fund limited new investments in the Fund to investors that own Fund shares, with certain exceptions. In other words, Fund shareholders as of the close date may continue to make additional investments in the Fund. However, once an account is closed, additional investments in the Fund will not be accepted unless certain criteria are met. We took this action as a proactive step to protect existing shareholders in the Fund.

As part of our risk management process, our team continually assesses the opportunities in the convertible market. Our aim is to protect our current shareholders in the Fund. At times, this has led us to restrict access to the Convertible Fund.

www.calamos.com	41

Calamos Convertible Fund

Several factors contributed to our most recent decision to limit access to the Fund. For example, new issuance in the convertible market has been light because of low interest rates, which favor the issuance of traditional corporate bonds. Moreover, convertible issuance predominantly has come from companies with non-investment grade credit ratings. Since we view risk management as a high priority, we tend to be biased toward securities with higher credit quality. The size of that market has declined relative to the lower grade market. Also, redemptions are exceeding issuance in the U.S., which reduces the size of the market.

We continue to find opportunities, albeit in a more limited market. More than a third of convertibles are trading with so-called hybrid characteristics. We consider these types of convertibles to be in the “sweet spot” for potential upside participation and downside protection, as opposed to busted convertibles with less upside opportunity or highly equity-sensitive convertibles with less downside protection.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q. What is your outlook for convertible securities?
A. Although the market is smaller, we continue to find opportunities. We believe that convertible securities are best viewed as strategic allocations for full market cycles. However, we believe that there is a particularly compelling case for convertibles in the current climate. While we see signs of economic recovery, we believe that uncertainty and other macroeconomic factors will contribute to ongoing volatility spikes. Convertibles provide investors with a way to participate in equity market upside with potential downside protection.

Valuations remain attractive on the whole, even with the most recent rally in the markets. We continue to favor convertibles that are issued by companies with better balance sheets because we believe such companies may be better positioned to thrive in a period of slower recovery. Where possible, we favor issuers with global business strategies and geographically diversified revenues.

42	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/10

AVERAGE ANNUAL TOTAL RETURN†AS OF 10/31/10

			10 YEARS OR
	1	5	∧SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	11.06%	5.59%	5.03%
With Sales Charge	5.80	4.57	4.52

Class B Shares – Inception 9/11/00
Without Sales Charge	10.20	4.80	5.51
With Sales Charge	5.20	4.47	5.51

Class C Shares – Inception 7/5/96
Without Sales Charge	10.20	4.81	4.31
With Sales Charge	9.20	4.81	4.31

Class I Shares – Inception 6/25/97	11.32	5.86	5.27

Class R Shares – Inception 3/1/07	10.78	NA	4.09 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	43

Overview

ENHANCED FIXED INCOME FUNDS

Many people may think of bonds solely as income-producing investments. While income potential is certainly an important feature of bonds, a fixed income portfolio can provide much more than that. Allocations to bonds can help enhance the overall diversification of a portfolio, providing potential protection from downside equity market movements. Bonds may also provide the opportunity for total return or capital appreciation. The bond market provides a great deal of choices, and we believe that we can capitalize on this breadth through an actively managed risk-conscious approach.

Calamos offers two enhanced fixed-income portfolios. These portfolios draw upon our extensive experience with credit analysis, and our experience blending different types of assets opportunistically. Each is managed by our integrated team and reflects our focus on innovation and risk management, but pursues different strategies to meet varying allocation goals.

For example, the Calamos High Yield Fund strategically combines higher-yielding fixed income and convertible securities to pursue high income. This approach means that the Fund has a higher degree of equity sensitivity than a traditional bond fund (for instance, a government bond fund). The Calamos Total Return Bond Fund seeks total return, pairing investments in the broad sectors of the U.S. bond market with complementary allocations to areas such as high-yield securities and international bonds.

			REPORT
CALAMOS FUNDS	INCEPTION	SNAPSHOT	BEGINS

Total Return Bond	2007	Provides broad-based participation in fixed-income markets, with a total return focus	Page 45

High Yield	1999	Pursues high income, while maintaining a focus on risk management.	Page 48

44	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

FUND NASDAQ SYMBOLS
A Shares	CTRAX

B Shares	CTXBX

C Shares	CTRCX

I Shares	CTRIX

R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310

B Shares	128119294

C Shares	128119286

I Shares	128119278

R Shares	128119260

FUND OBJECTIVE
Total return, consistent with preservation of capital and prudent investment management

INVESTMENT STRATEGY

>	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

>	Opportunistic sector allocations provide greater flexibility in managing risk and reward

>	Complementary allocations may include high-yield securities, international bonds and currencies, among others

>	Credit and interest-rate exposure may be further tailored via derivative-based strategies

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	Broad exposure to the major sectors of the U.S. bond market

>	A conservative total return approach, with an emphasis on yield and capital preservation

>	Income generation

>	Portfolio diversification when combined with other asset classes

CALAMOS TOTAL RETURN BOND FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. In this Fund, we seek total return with an emphasis on yield and capital appreciation. We can invest in the major sectors of the U.S. investment-grade bond market, which includes Treasurys, agency issues, mortgage-backed securities, asset-backed securities and corporate debt. We also may invest opportunistically in other sectors of the fixed-income market, in order to further increase return potential and enhance risk management. These investments could include high yield bonds, international bonds and currencies.

Q. How has the Fund performed?
A. Since its inception on June 27, 2007, Calamos Total Return Bond Fund has returned an average annualized 8.16% (Class A shares at net asset value), outperforming the Barclays Capital U.S. Aggregate Index1, a benchmark of the broad U.S. fixed-income market, up 7.67%. For the one-year period ended October 31, 2010, Calamos Total Return Bond Fund gained 7.12%, versus a gain of 8.01% for the Barclays Capital U.S. Aggregate Index1.

Q. What were some of the principal factors influencing the Fund’s performance over the reporting period?
A. Corporate bonds performed well during the period as investors searched for yield in a low rate environment. Against this backdrop, the Fund’s overweight allocation to corporate bonds proved beneficial. However, these gains were tempered by the Fund’s underweight exposure to corporate bonds issued by companies in the financials sector. We believe a cautious approach to the sector is prudent, given our concerns about the potential impact of new regulations, deleveraging, and as-yet unknown risks in individual issuers. An underweight in mortgage-backed securities relative to the index also hampered returns during the period.

As we noted in our discussion of the Fund’s strategy, the Fund is not limited to the core areas of the U.S. bond market, but can also invest opportunistically in other areas. This flexibility served the Fund well over the reporting period, as allocations to sovereign bonds and non-U.S. currencies enhanced performance. The Fund also benefited from its yield curve positioning.

Q. How is the Fund positioned?
A. Corporate bonds are the largest weighting in the Fund, and the largest overweight relative to the index. We increased our exposure to corporate issues during the reporting period, reflecting our view that corporate balance sheets are in better shape than that of the U.S. government. We also increased the Fund’s sovereign bond and corresponding currency exposure in the Fund. In contrast, we also lowered the Fund’s allocation to mortgage-backed securities. While the Fund’s duration remains shorter than that of the

www.calamos.com	45

Calamos Total Return Bond Fund

index, we did increase it modestly to a level that we believe enhances the Fund’s overall risk/reward characteristics.

Asset Allocation
Corporate Bonds	54.0%

Sovereign Bonds	18.8

U.S. Government and Agency Securities	16.5

Residential Mortgage Backed Securities	7.2

Asset Backed Security	0.5

Cash and Receivables/Payables	3.0

Q. What is your outlook for the fixed income markets?
A. We believe that the Fund’s enhanced fixed income approach is particularly beneficial in an environment where traditional fixed income investments—for example, U.S. Treasurys—could face headwinds. We remain concerned that quantitative easing could eventually contribute to an inflationary environment, which would be particularly disadvantageous for government bonds. In our view, as we look to the future, the Fund’s broad investment universe and our flexible strategy will be particularly advantageous.

Looking ahead, we believe near-term corporate results should reflect continued profitability while excessive government spending will increase the likelihood that holders of Treasurys will require higher yields for their investment. Reflecting this, we have positioned the Fund with an underweight in Treasurys, while we maintain a principal focus on solid businesses offering strong global brands, global revenues, and higher cash flows to pay investors and fund future growth.

We believe that investors should not abandon quality considerations in pursuit of yield. Investors’ quest for yield in a global low interest rate environment has helped sustain the bond market rally, as has a massive amount of new corporate issuance. We continue to be cautious, in the wake of large government deficits and money being thrown at unproductive assets. Given such concerns, we believe it is appropriate to emphasize investment grade credits in this Fund.

46	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

		SINCE
	1 YEAR	INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	7.12%	8.16%
With Sales Charge	3.12	6.93

Class B Shares – Inception 6/27/07
Without Sales Charge	6.33	7.36
With Sales Charge	2.83	6.85

Class C Shares – Inception 6/27/07
Without Sales Charge	6.24	7.33
With Sales Charge	5.24	7.33

Class I Shares – Inception 6/27/07	7.30	8.42

Class R Shares – Inception 6/27/07	6.86	7.89

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	47

Calamos High Yield Fund

FUND NASDAQ SYMBOLS
A Shares	CHYDX

B Shares	CAHBX

C Shares	CCHYX

I Shares	CIHYX

R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815

B Shares	128119724

C Shares	128119799

I Shares	128119781

R Shares	128119377

FUND OBJECTIVE
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

INVESTMENT STRATEGY

>	Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed income allocation, enhancing the prospects for total return while maintaining a sizable income component

>	Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger and acquisition activity and special situations

>	Strives to balance risk and reward throughout market cycles

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	The highest yield potential available from fixed-income securities

>	Capital gain from the appreciation in value of high yield securities

CALAMOS HIGH YIELD FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. In this Fund, we seek the highest level of income attainable with reasonable risk, with a secondary objective of capital gains. For us, a risk-conscious approach has led us to favor the higher credit quality tiers of the high-yield universe. As we have asserted many times in the past, in our view, a higher coupon or income stream can’t make up for a default. We emphasize companies that offer better balance sheets, reliable debt servicing and the potential for credit upgrades.

Q. How has the Fund performed?
A. Calamos High Yield Fund gained 13.26% (Class A shares at net asset value) for the one-year period ended October 31, 2010, versus a gain of 18.47% for the Credit Suisse High Yield Index1. The underperformance was largely due to our emphasis on the higher rated tiers of the high-yield universe—positioning that we believe is appropriate given the slower pace of recovery and other economic conditions.

Q. Please discuss the impact of the Fund’s credit-quality positioning and other principal factors influencing the Fund’s performance over the reporting period.
A. The hunt for yield re-emerged, and the U.S. high-yield market attracted a great deal of capital. As spreads between investment grade and below investment grade continue to narrow, we have positioned the portfolio toward the higher-quality portion of the high yield market, largely avoiding the most speculative grade credits.

During the reporting period, high yield market performance was primarily driven by the lowest quality tiers within the Credit Suisse High Yield Index1. (High yield credits are generally understood to be those with credit ratings of less than BBB.) The higher-rated B and BB tiers performed well, yet still lagged the most speculative CCC rated category. This low-quality speculative rally has acted as a headwind for Fund performance, as our higher quality bias and focus on stronger balance sheets was not rewarded in the period. However, we believe that our higher quality focus is prudent, in light of less than certain economic conditions.

Compared to the Credit Suisse High Yield Index1, the Fund benefited from its underweight allocation to the utilities sector, which was the worst performing sector in the index for the reporting period. An underweight allocation and good security selection within health care also proved beneficial, as did our security selection within the telecommunication services sector.

In contrast, the Fund’s gains were tempered by an overweight allocation within the energy and industrial sectors. We believe the outlook for both of these sectors is encouraging, especially given the reflation efforts of the Federal Reserve, which may boost commodity prices and further de-value the dollar. Reflation may also increase demand for products associated with global infrastructure spending, which could also

48	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund

benefit industrials. Additionally, although our security selection within these two sectors was positive, the Fund’s holdings trailed the returns of the index’s holdings. The Fund was also slowed by an underweight allocation to consumer discretionary, which was the best performing sector in the index for the one-year period, as well as the largest weighted allocation within the index.

SECTOR WEIGHTINGS
Energy	20.0%

Industrials	16.9

Consumer Discretionary	11.2

Materials	11.0

Information Technology	9.8

Financials	8.8

Health Care	7.6

Telecommunication Services	5.6

Consumer Staples	3.5

Utilities	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the portfolio may hold.

As a part of our long-standing emphasis on risk management, we employed some hedging strategies within the Fund as a way to manage systemic risk. Beginning in March of 2010, we purchased protective put options, at a time when we believed these options were inexpensive. (A put option allows its holder to sell securities to the put seller, at a pre-determined price. If the price of a stock falls, the put owner can “put” the stock to the seller at a higher price.) As the market followed a mostly upward pattern since the initial purchases, the strategy slowed relative performance. However, while the put options did not add value from a total return perspective, they were purchased in order to reduce the overall risk within the Fund, by providing downside protection in the event of a severe market correction and reducing the impact of volatility. We believe it is prudent to keep some hedging strategies in place because we believe investors remain uneasy, and we expect that volatility spikes may persist given heightened concerns about systemic risks.

Q. How have you positioned the portfolio?
A. Given the uncertainty and caution in the market, we are not focusing on the lower-quality tiers, as we don’t see the appropriate compensation for the additional risks.

On the whole, there were no significant overall positioning changes to the Fund. At the end of the period, energy and industrials represented the largest sector allocations in the Fund. We remain positive towards both sectors, for the reasons we discussed above.

However, during the period, we found investment opportunities that resulted in increased allocations to both industrials and health care. The health care sector may be headed for significant change and volatility as the newly passed reform bill works its way through the system, yet we believe there are ample opportunities in solid firms with reasonable risk/reward profiles. In contrast, we reduced the Fund’s allocation to materials and consumer staples during the period. Despite some valuation concerns, our positive long-term growth outlook for materials remains in place, especially within the metals, mining and agricultural industries. We are taking an opportunistic approach to consumer staples and making sure that we are being compensated for the risk taken in the sector. Our focus here remains on strong global brands and lower-cost producers.

www.calamos.com	49

Calamos High Yield Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q. What is your outlook for high yield securities?
A. We believe the high yield marketplace has returned to fair value, as improved fundamental conditions have made it one of the more attractive places to invest. Investors’ thirst for yield in a global low interest rate environment has helped elevate prices, along with a massive amount of new issuance, strong corporate results and the slowing pace of defaults. We do expect continued volatility in the asset class, which at times may put stress on investors’ appetite for risk. High U.S. debt levels and an expanding government continue to weigh heavily on the private sector. Consumer spending has also been muted, which may be symptomatic of a pause in the recovery.

However, we believe that there are opportunities in the high yield market and for this Fund. We believe that our experience in managing risk through rigorous proprietary research will be especially important. Given our higher-quality bias, we continue to invest in companies with relatively better balance sheets, and when possible, diversified revenues and global focus.

50	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

			10 YEARS OR
	1	5	∧SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	13.26%	6.65%	7.56%
With Sales Charge	7.93	5.63	7.04

Class B Shares – Inception 12/21/00
Without Sales Charge	12.45	5.87	7.56	∧
With Sales Charge	7.45	5.57	7.56	∧

Class C Shares – Inception 12/21/00
Without Sales Charge	12.34	5.86	7.41	∧
With Sales Charge	11.34	5.86	7.41	∧

Class I Shares – Inception 3/1/02	13.58	6.92	7.98	∧

Class R Shares – Inception 3/1/07	12.88	NA	4.99	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Overview

ALTERNATIVE FUND

Many investors begin their asset allocations with well recognized strategies—for example, common stocks to pursue growth and fixed-income portfolios for income. However, Calamos offers investors an innovative strategy for further enhancing the diversification of their overall asset allocation—Calamos Market Neutral Income Fund.

Launched in 1990, this offering utilizes complementary allocations to covered call writing and convertible arbitrage. The Fund seeks to provide consistent returns and income over time, regardless of the volatility in the equity markets. In pursuit of this aim, the Fund combines a covered call writing strategy with a convertible arbitrage strategy. (We discuss these strategies at greater length in the Fund commentary.)

Calamos Market Neutral Income Fund provides mutual fund investors with access to strategies that are more commonly available to hedge fund investors. For many, the hedge fund structure is onerous because it may lack liquidity and transparency, while requiring high minimums. We are pleased to offer this fund to individual investors, with the transparency and liquidity of a mutual fund and our standard investment minimums.

			REPORT
CALAMOS FUND	INCEPTION	SNAPSHOT	BEGINS
Calamos Market Neutral Income Fund	1990	Seeks an attractive income stream with relative stability of principal.	Page 53

52	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVSIX

B Shares	CAMNX

C Shares	CVSCX

I Shares	CMNIX

R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203

B Shares	128119757

C Shares	128119849

I Shares	128119880

R Shares	128119351

FUND OBJECTIVE
High current income consistent with stability of principal

INVESTMENT STRATEGY

>	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

>	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

>	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

INVESTOR PROFILE
This Fund may be suitable for investors who seek:

>	The potential for an attractive income stream with relative stability of principal

>	A strategy designed to provide added diversification and reduced volatility

CALAMOS MARKET NEUTRAL
INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the 12-month period ended October 31, 2010.

Q. What is the Fund’s strategy?
A. In this Fund, our goal is to deliver steady and positive returns, regardless of whether the equity market is rising or falling. Drawing upon decades of experience, we primarily utilize two complementary income producing strategies—covered call writing and convertible arbitrage.

Broadly, in the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. Through covered call writing, we seek to enhance the Fund’s performance by selling (“writing”) options on the portfolio’s equities and market indexes. We believe that both strategies are advantageous throughout full market cycles, but we vary the allocation to each strategy based on our assessment of the market environment. Our aim is to enhance the Fund’s ability to provide attractive returns with a lower risk profile over full market cycles.

Q. How has the Fund performed?
A. Long-term performance is often overlooked by investors. However, because we believe alternative funds are best viewed as longer-term holdings, we encourage investors to consider results over multiple market cycles. Since its inception on September 4, 1990, Calamos Market Neutral Income Fund has earned 7.20% on an annualized basis (Class A shares at net asset value), versus 7.28% for Barclays Capital U.S. Government/Credit Index1, a measure of the broad bond market, and 3.38% for the Citigroup 30-Day Treasury Bill Index2, a proxy for short-term money instruments.

For the one-year period ended October 31, 2010, the Fund earned 6.11%. Barclays Capital U.S. Government/Credit Index1 gained 8.48% and the Citigroup 30-Day Treasury Bill Index2 returned 0.11%.

Q. How did the convertible arbitrage portion of the Fund perform?
A. The convertible arbitrage portion of the portfolio (43% of the portfolio’s allocation as of October 31, 2010) contributed positive returns. Convertible arbitrage benefited from improved convertible valuations and declining credit spreads.

Q. How did the covered call writing portion of the Fund perform?
A. The covered call writing portion (57% of the portfolio’s allocation as of October 31, 2010) also performed positively during the reporting period. Despite declining volatility and lower premiums (the income received for selling a call) over the past 12 months, the covered call writing strategy benefited from a rise in the value of equities during the

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Calamos Market Neutral Income Fund

period. The convertible arbitrage portion of the portfolio outperformed covered call writing during the reporting period.

STRATEGY ALLOCATION

Q. How has the Fund been positioned throughout the reporting period?
A. At the beginning of the reporting period, the allocation stood at 65% covered call writing and 35% convertible arbitrage. At the end of the reporting period, the weighting was 57% covered call writing and 43% convertible arbitrage. We made adjustments to the allocations to reflect changes in our volatility expectations and view of the opportunities provided by each strategy, as volatility moved higher early on in the reporting period, but then lower. As the Fund continued to operate in a very low interest rate environment, we utilized synthetic convertibles to achieve a higher level of income stream. To create a synthetic convertible, we pair long-term options with straight bonds. Given lower rates in the U.S. bond market, we found it advantageous to utilize sovereign debt in some synthetic convertibles.

During the reporting period, we witnessed a disparity between the premiums on puts and calls. As investors placed higher premium on downside protection, the premiums on puts exceeded the premiums on calls of the same duration and strike price (the price at which an option can be executed). This made puts expensive relative to their call counterparts. As a result, we implemented a Treasury-hedged strategy which involved purchasing 10-year Treasurys with a yield of approximately 2.5%, while establishing a short position on two-year Treasury futures which had an approximate current yield of 0.5%. The resulting 2% yield capture from the hedge has been additive to the covered call strategy. As anticipated, the Treasury market had a negative correlation to the S&P 500 Index3 during the reporting period, broadly meaning that the two did not move in tandem. The use of the Treasury-hedge strategy benefited the Fund by lowering its volatility and its correlation to the equity market. It was also beneficial in that it was a less expensive way to lower volatility than if we had exclusively purchased puts.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

54	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

Q. What is the outlook for the Market Neutral Income Fund?
A. We believe that the Market Neutral Income Fund remains a compelling choice for investors seeking portfolio diversification, high current income, and stability of principal. We believe that valuations in both the convertible and equity markets (particularly for growth equities) remain attractive. We expect continued “volatility in volatility” in the months ahead, and will make allocation adjustments as we look to participate in the available opportunities. In particular, we will be carefully focusing on the ramifications of the current low interest rate environment, which can create headwinds, particularly when combined with the disparity in call and put premiums. However, we have invested through other challenging periods before, and believe that the Fund’s long-term record speaks for the long-term merits of our market neutral income approach.

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/10

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/10

			10 YEARS OR
	1	5	∧SINCE
	YEAR	YEARS	INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	6.11%	3.47%	4.26%
With Sales Charge	1.03	2.48	3.76

Class B Shares – Inception 9/11/00
Without Sales Charge	5.31	2.70	3.94
With Sales Charge	0.31	2.35	3.94

Class C Shares – Inception 2/16/00
Without Sales Charge	5.31	2.70	3.60
With Sales Charge	4.31	2.70	3.60

Class I Shares – Inception 5/10/00	6.33	3.76	4.53

Class R Shares – Inception 3/1/07	5.84	NA	1.71 ∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Market Neutral Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

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Calamos Market Neutral Income Fund

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

3	The S&P 500 Index is generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

56	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1)	Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2)	Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual
In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2010 to October 31, 2010, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical
In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2010 to October 31, 2010, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2010 and held through October 31, 2010.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES

CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.51	$10.36	$10.36	$5.22	$7.79
Actual – Ending Balance	$1,049.30	$1,045.50	$1,045.50	$1,050.60	$1,048.00

Hypothetical Expenses per $1,000*	$6.41	$10.21	$10.21	$5.14	$7.68
Hypothetical – Ending Value	$1,018.85	$1,015.07	$1,015.07	$1,020.11	$1,017.59

Annualized expense ratio	1.26%	2.01%	2.01%	1.01%	1.51%

CALAMOS VALUE FUND
Actual Expenses per $1,000*	$7.99	$11.69	$11.69	$6.75	$9.22
Actual – Ending Balance	$968.40	$964.60	$964.60	$969.70	$967.30

Hypothetical Expenses per $1,000*	$8.19	$11.98	$11.98	$6.92	$9.45
Hypothetical – Ending Value	$1,017.09	$1,013.31	$1,013.31	$1,018.35	$1,015.83

Annualized expense ratio	1.61%	2.36%	2.36%	1.36%	1.86%

CALAMOS BLUE CHIP FUND
Actual Expenses per $1,000*	$8.05	$11.90	$11.89	$6.76	$9.33
Actual – Ending Balance	$1,047.40	$1,043.80	$1,042.80	$1,048.10	$1,045.80

Hypothetical Expenses per $1,000*	$7.93	$11.72	$11.72	$6.67	$9.20
Hypothetical – Ending Value	$1,017.34	$1,013.56	$1,013.56	$1,018.60	$1,016.08

Annualized expense ratio	1.56%	2.31%	2.31%	1.31%	1.81%

CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000**	$6.76	$10.12	$10.12	$5.63	$7.88
Actual – Ending Balance	$1,164.00	$1,160.00	$1,160.00	$1,165.00	$1,163.00

Hypothetical Expenses per $1,000**	$6.29	$9.42	$9.42	$5.25	$7.34
Hypothetical – Ending Value	$1,014.58	$1,011.45	$1,011.45	$1,015.62	$1,013.53

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%

CALAMOS MULTI-FUND BLEND
Actual Expenses per $1,000*	$2.55	$6.36	$6.36	$1.28	$3.82
Actual – Ending Balance	$1,022.40	$1,018.10	$1,019.00	$1,024.20	$1,021.60

Hypothetical Expenses per $1,000*	$2.55	$6.36	$6.36	$1.28	$3.82
Hypothetical – Ending Value	$1,022.68	$1,018.90	$1,018.90	$1,023.95	$1,021.42

Annualized expense ratio(1)	0.50%	1.25%	1.25%	0.25%	0.75%

CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$8.82	$12.81	$12.81	$7.51	$10.14
Actual – Ending Balance	$1,095.70	$1,092.00	$1,092.10	$1,098.00	$1,094.90

Hypothetical Expenses per $1,000*	$8.49	$12.33	$12.33	$7.22	$9.75
Hypothetical – Ending Value	$1,016.79	$1,012.96	$1,012.96	$1,018.05	$1,015.53

Annualized expense ratio	1.67%	2.43%	2.43%	1.42%	1.92%

* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
** June 1, 2010 (commencement of operations) through October 31, 2010.
(1) Annualized Expense Ratios for Discovery Growth Fund and Multi-Fund Blend are adjusted to reflect fee waiver.

58	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2010 and held through October 31, 2010.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.77	$12.71	$12.71	$7.46	$10.08
Actual – Ending Balance	$1,097.20	$1,092.20	$1,092.30	$1,097.80	$1,094.50

Hypothetical Expenses per $1,000*	$8.44	$12.23	$12.23	$7.17	$9.70
Hypothetical – Ending Value	$1,016.84	$1,013.06	$1,013.06	$1,018.10	$1,015.58

Annualized expense ratio	1.66%	2.41%	2.41%	1.41%	1.91%

CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$9.82	$13.72	$13.72	$8.51	$11.12
Actual – Ending Balance	$1,082.50	$1,078.00	$1,078.10	$1,083.30	$1,081.20

Hypothetical Expenses per $1,000*	$9.50	$13.29	$13.29	$8.24	$10.76
Hypothetical – Ending Value	$1,015.78	$1,012.00	$1,012.00	$1,017.04	$1,014.52

Annualized expense ratio	1.87%	2.62%	2.62%	1.62%	2.12%

CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.56	$9.46	$9.41	$4.28	$6.84
Actual – Ending Balance	$1,043.20	$1,039.00	$1,039.10	$1,044.50	$1,041.70

Hypothetical Expenses per $1,000*	$5.50	$9.35	$9.30	$4.23	$6.77
Hypothetical – Ending Value	$1,019.76	$1,015.93	$1,015.98	$1,021.02	$1,018.50

Annualized expense ratio	1.08%	1.84%	1.83%	0.83%	1.33%

CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$6.98	$10.84	$10.84	$5.69	$8.32
Actual – Ending Balance	$1,050.70	$1,047.90	$1,047.10	$1,052.80	$1,049.40

Hypothetical Expenses per $1,000*	$6.87	$10.66	$10.66	$5.60	$8.19
Hypothetical – Ending Value	$1,018.40	$1,014.62	$1,014.62	$1,019.66	$1,017.09

Annualized expense ratio	1.35%	2.10%	2.10%	1.10%	1.61%

CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.54	$9.37	$9.37	$4.26	$6.82
Actual – Ending Balance	$1,036.30	$1,032.00	$1,032.10	$1,037.20	$1,034.90

Hypothetical Expenses per $1,000*	$5.50	$9.30	$9.30	$4.23	$6.77
Hypothetical – Ending Value	$1,019.76	$1,015.98	$1,015.98	$1,021.02	$1,018.50

Annualized expense ratio	1.08%	1.83%	1.83%	0.83%	1.33%

CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.64	$8.49	$8.49	$3.35	$5.93
Actual – Ending Balance	$1,045.90	$1,042.00	$1,041.10	$1,047.20	$1,044.60

Hypothetical Expenses per $1,000*	$4.58	$8.39	$8.39	$3.31	$5.85
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,016.89	$1,021.93	$1,019.41

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%

* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
(1) Annualized Expense Ratios for Total Return Bond Fund are adjusted to reflect fee waiver.

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Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2010 and held through October 31, 2010.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS HIGH YIELD FUND
Actual Expenses per $1,000*	$6.22	$10.09	$10.09	$4.93	$7.51
Actual – Ending Balance	$1,057.40	$1,053.20	$1,052.60	$1,058.70	$1,055.10

Hypothetical Expenses per $1,000*	$6.11	$9.91	$9.91	$4.84	$7.37
Hypothetical – Ending Value	$1,019.16	$1,015.38	$1,015.38	$1,020.42	$1,017.90

Annualized expense ratio	1.20%	1.95%	1.95%	0.95%	1.45%

CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.42	$10.17	$10.17	$5.15	$7.69
Actual – Ending Balance	$1,021.00	$1,016.80	$1,016.90	$1,022.50	$1,019.20

Hypothetical Expenses per $1,000*	$6.41	$10.16	$10.16	$5.14	$7.68
Hypothetical – Ending Value	$1,018.85	$1,015.12	$1,015.12	$1,020.11	$1,017.59

Annualized expense ratio(2)	1.26%	2.00%	2.00%	1.01%	1.51%

* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
(2) Includes 0.06% related to dividend expense on short positions.

60	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
COMMON STOCKS (97.2%)

		Consumer Discretionary (18.9%)
1,075,000		Abercrombie & Fitch Company - Class A	$46,074,500
2,084,500		Amazon.com, Inc.#	344,234,330
1,250,000		American Eagle Outfitters, Inc.	20,012,500
325,000		American Public Education, Inc.#	9,087,000
5,018,500	HKD	BYD Company, Ltd.	30,713,035
2,150,000		CarMax, Inc.#	66,628,500
1,600,000		Chico’s FAS, Inc.	15,552,000
1,500,000		Crocs, Inc.#	20,895,000
2,750,000		Expedia, Inc.	79,612,500
202,773		Focus Media Holding, Ltd.#	5,018,632
3,650,000		GameStop Corp.#	71,759,000
1,200,000		Harman International Industries, Inc.#	40,260,000
700,000		Home Inns & Hotels Management, Inc.#	35,812,000
1,160,000		Imax Corp.#	25,114,000
200,000		ITT Educational Services, Inc.#	12,906,000
615,000		Las Vegas Sands Corp.#	28,216,200
750,000		Life Time Fitness, Inc.#	27,097,500
1,000,000		Lincoln Educational Services Corp.#	12,460,000
1,050,000		LKQ Corp.#	22,827,000
681,766		Lululemon Athletica, Inc.#	30,215,869
1,500,000		MGM Resorts International#	16,395,000
305,000		NetFlix, Inc.#	52,917,500
950,000		NutriSystem, Inc.	18,164,000
900,000		Priceline.com, Inc.#	339,129,000
1,200,000		Skechers U.S.A., Inc. - Class A#	23,328,000
3,325,000		Starbucks Corp.	94,696,000
770,000		Under Armour, Inc.#	35,943,600
1,050,000		WMS Industries, Inc.#	45,811,500

			1,570,880,166

		Consumer Staples (2.8%)
2,600,000		Avon Products, Inc.	79,170,000
575,000		Energizer Holdings, Inc.#	42,998,500
578,700		Hansen Natural Corp.#	29,635,227
690,000		Herbalife, Ltd.	44,063,400
850,000		Whole Foods Market, Inc.#	33,787,500

			229,654,627

		Energy (6.1%)
1,500,000	GBP	AMEC, PLC	26,090,981
1,640,000		Apache Corp.	165,672,800
31,250,000	HKD	CNOOC, Ltd.	65,241,191
2,625,000		Halliburton Company	83,632,500
2,600,000		National Oilwell Varco, Inc.	139,776,000
1,250,000	GBP	Petrofac, Ltd.	29,291,753

			509,705,225

		Financials (5.2%)
1,175,000		AllianceBernstein Holding, LP	28,670,000
1,250,000		Apollo Investment Corp.	13,737,500
700,000		CBOE Holdings, Inc.	16,807,000
200,000		CME Group, Inc.	57,930,000
2,400,000		E-House China Holdings, Ltd.	40,104,000
625,000		Franklin Resources, Inc.	71,687,500
745,000		IntercontinentalExchange, Inc.#	85,578,150
850,000		Investment Technology Group, Inc.#	12,104,000
3,750,000		Janus Capital Group, Inc.	39,600,000
1,400,000		Legg Mason, Inc.	43,442,000
1,500,000		optionsXpress Holdings, Inc.#	23,955,000

			433,615,150

		Health Care (6.9%)
940,000		Acorda Therapeutics, Inc.#	25,417,600
1,142,903		Align Technology, Inc.#	19,463,638
800,000		Bruker Corp.#	11,992,000
820,000		CareFusion Corp.#	19,794,800
1,000,000		Emergency Medical Services Corp.#	54,380,000
700,000		Emergent Biosolutions, Inc.#	12,649,000
800,000		Gen-Probe, Inc.#	38,744,000
576,804		Hospira, Inc.#	34,308,302
550,000		Illumina, Inc.#	29,870,500
1,060,000		Immucor, Inc.#	18,444,000
350,000		Intuitive Surgical, Inc.#	92,032,500
892,600		Nektar Therapeutics#	13,005,182
575,000		Novo Nordisk, A/S	60,260,000
735,000		NuVasive, Inc.#	19,257,000
225,692		Thoratec Corp.#	7,366,587
370,000		United Therapeutics Corp.#	22,200,000
1,600,000		Warner Chilcott, PLC	38,464,000
475,000		Waters Corp.#	35,211,750
1,200,000		WuXi PharmaTech Cayman, Inc.#	19,776,000

			572,636,859

		Industrials (9.1%)
8,400,000	CHF	ABB, Ltd.#	173,995,264
607,819		Acuity Brands, Inc.	30,433,497
525,000		Allegiant Travel Company	24,722,250
304,200		American Superconductor Corp.#	10,236,330
1,088,000		Babcock & Wilcox Co.#	24,828,160
450,000		Cummins, Inc.	39,645,000
875,000		Dover Corp.	46,462,500
1,100,000		Eaton Corp.	97,713,000
1,632,300		Fluor Corp.	78,660,537

See accompanying Notes to Schedule of Investments	www.calamos.com	61

Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
400,000		FTI Consulting, Inc.#	$14,184,000
2,000,000		GrafTech International, Ltd.#	32,940,000
876,000		McDermott International, Inc.#	13,516,680
1,200,000		Orbital Sciences Corp.#	19,488,000
1,575,000		Parker-Hannifin Corp.	120,566,250
300,000		Valmont Industries, Inc.	23,655,000

			751,046,468

		Information Technology (41.2%)
2,115,000		Altera Corp.	66,009,150
1,300,750		Apple, Inc.#~	391,356,652
1,900,000		ASML Holding, NV	63,061,000
1,600,000		Atheros Communications, Inc.#	49,664,000
750,000		Blue Coat Systems, Inc.#	20,227,500
3,600,000		Cadence Design Systems, Inc.#	30,492,000
725,000		Cavium Networks, Inc.#	23,105,750
1,561,530		Check Point Software Technologies, Ltd.#	66,755,408
1,200,000		Cirrus Logic, Inc.#	15,420,000
7,325,000		Cisco Systems, Inc.#	167,229,750
1,825,000		Cognizant Technology Solutions Corp.#	118,971,750
1,325,000		Cree, Inc.#	67,959,250
4,350,000		EMC Corp.#	91,393,500
800,000		F5 Networks, Inc.#	94,160,000
1,000,000		Finisar Corp.#	17,010,000
475,000		First Solar, Inc.#	65,398,000
660,000		Google, Inc.#	404,573,400
1,400,000		Infosys Technologies, Ltd.	94,416,000
1,980,000		Intel Corp.	39,738,600
395,445		Itron, Inc.#	24,031,193
2,000,000		Jabil Circuit, Inc.	30,680,000
1,150,000		Juniper Networks, Inc.#	37,248,500
650,000	KRW	LG Display Company, Ltd.	22,288,803
1,250,000		Linear Technology Corp.	40,287,500
1,290,945		Longtop Financial Technologies, Ltd.#	46,912,941
3,300,000		Marvell Technology Group, Ltd.#	63,723,000
2,200,000		Mentor Graphics Corp.#	23,760,000
550,000		MercadoLibre, Inc.#	36,371,500
2,800,000		Motorola, Inc.#	22,820,000
1,150,000		Net 1 UEPS Technologies, Inc.#	14,179,500
835,000		NETGEAR, Inc.#	25,726,350
4,700,000		Nuance Communications, Inc.#	73,837,000
2,900,000		NVIDIA Corp.#	34,887,000
393,150		OmniVision Technologies, Inc.#	10,666,160
4,000,000		Oracle Corp.	117,600,000
1,668,380		Parametric Technology Corp.#	35,820,119
56,302		Pegasystems, Inc.	1,522,969
700,000		Perfect World Company, Ltd.#	22,680,000
1,105,288		Plantronics, Inc.	39,657,733
750,000		Plexus Corp.#	22,762,500
1,550,000		Polycom, Inc.#	52,359,000
2,775,000		QUALCOMM, Inc.	125,235,750
2,570,000		Rackspace Hosting, Inc.#	64,147,200
775,000		Riverbed Technology, Inc.#	44,593,500
800,000		Rofin-Sinar Technologies, Inc.#	22,344,000
1,500,000		Seagate Technology#	21,975,000
875,000		Shanda Games, Ltd.#	5,862,500
682,416		Silicon Laboratories, Inc.#	27,228,398
950,000		SINA Corp.#	53,485,000
700,000		Solera Holdings, Inc.	33,635,000
950,000		Sourcefire, Inc.#	22,410,500
975,000		Taleo Corp.#	27,972,750
975,000		Trimble Navigation, Ltd.#	34,944,000
500,000		Trina Solar, Ltd.#	13,380,000
910,000		VanceInfo Technologies, Inc.#	33,096,700
2,000,000		Varian Semiconductor Equipment Associates, Inc.#	65,340,000
425,000		Veeco Instruments, Inc.#	17,786,250
425,000		VMware, Inc.#	32,495,500
1,400,000		Xilinx, Inc.	37,534,000
775,000		Xyratex, Ltd.#	11,997,000
2,700,000		Yingli Green Energy Holding Company, Ltd.#	31,482,000

			3,413,708,526

		Materials (6.6%)
500,000		Agrium, Inc.	44,255,000
1,575,000	GBP	Anglo American, PLC	73,383,934
2,300,000		Barrick Gold Corp.	110,607,000
1,600,000		Calgon Carbon Corp.#	24,016,000
190,335		Carpenter Technology Corp.	6,787,346
636,785		Cliffs Natural Resources, Inc.	41,518,382
300,000		FMC Corp.	21,930,000
700,000		Freeport-McMoRan Copper & Gold, Inc.	66,276,000
600,000		Mosaic Company	43,896,000
500,000		Nucor Corp.	19,110,000
731,400		Pan American Silver Corp.	23,346,288
420,000		Schnitzer Steel Industries, Inc. - Class A	21,709,800
133,600	CAD	Silver Wheaton Corp.#	3,840,722
1,000,000	CAD	Teck Resources, Ltd. - Class B	44,710,266

			545,386,738

62	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
	Telecommunication Services (0.4%)
850,000	NII Holdings, Inc.#	$35,538,500

	TOTAL COMMON STOCKS (Cost $6,574,788,144)	8,062,172,259

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.3%)#

	Other (0.3%)
	PowerShares QQQ
437,000	Put, 12/31/10, Strike $44.00	9,614,000
155,000	Put, 01/22/11, Strike $41.00	2,790,000
	S & P 500 Index
11,960	Put, 12/18/10, Strike $1,075.00	9,867,000
4,200	Put, 11/20/10, Strike $1,040.00	493,500

	TOTAL PURCHASED OPTIONS (Cost $223,158,061)	22,764,500

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (3.0%)
254,252,863	Fidelity Prime Money Market Fund - Institutional Class (Cost $254,252,863)	254,252,863

TOTAL INVESTMENTS (100.5%) (Cost $7,052,199,068)		8,339,189,622

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(45,219,650)

NET ASSETS (100.0%)		$8,293,969,972

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $33,095,700.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
HKD	Hong Kong Dollar
KRW	South Korean Won

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	63

Value Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
COMMON STOCKS (97.5%)

		Consumer Discretionary (7.8%)
40,000		Carnival Corp.	$1,726,800
15,000		Nike, Inc. - Class B	1,221,600
45,000		Walt Disney Company	1,624,950

			4,573,350

		Consumer Staples (15.5%)
47,500		Coca-Cola Company	2,912,700
96,000	GBP	Diageo, PLC	1,770,970
42,000	CHF	Nestlé, SA	2,300,528
11,000		PepsiCo, Inc.	718,300
26,000		Wal-Mart Stores, Inc.	1,408,420

			9,110,918

		Energy (6.9%)
26,000		ConocoPhillips	1,544,400
29,000		Devon Energy Corp.	1,885,580
20,000		Pride International, Inc.#	606,400

			4,036,380

		Financials (17.2%)
6,000		Arch Capital Group, Ltd.#	518,340
29,000		First Community Bancshares, Inc.	390,340
16,500		Franklin Resources, Inc.	1,892,550
23,000		JPMorgan Chase & Company	865,490
20,000		Legg Mason, Inc.	620,600
48,000		Leucadia National Corp.#	1,220,160
23,000		MB Financial, Inc.	342,470
35,000		People’s United Financial, Inc.	430,850
17,000		Prudential Financial, Inc.	893,860
30,000		SEI Investments Company	664,500
9,000		Travelers Companies, Inc.	496,800
40,000		Umpqua Holdings Corp.	440,000
21,000		US Bancorp	507,780
32,000		Wells Fargo & Company	834,560

			10,118,300

		Health Care (9.2%)
6,900		Alcon, Inc.	1,157,268
10,500		Amgen, Inc.#	600,495
27,500		Johnson & Johnson	1,750,925
15,000		Martek Biosciences Corp.#	329,250
43,500		Merck & Company, Inc.	1,578,180

			5,416,118

		Industrials (11.3%)
35,000		Aecom Technology Corp.#	927,150
18,000		AGCO Corp.#	764,460
12,000		Boeing Company~	847,680
20,000		Dover Corp.	1,062,000
9,000		Eaton Corp.	799,470
11,000		FedEx Corp.	964,920
17,000		United Technologies Corp.	1,271,090

			6,636,770

		Information Technology (28.0%)
58,000		Activision Blizzard, Inc.	665,260
22,000		Amdocs, Ltd.#	674,960
110,000		Cisco Systems, Inc.#	2,511,300
35,000		Corning, Inc.	639,800
89,000		Dell, Inc.#	1,279,820
97,500		eBay, Inc.#	2,906,475
36,000		Electronic Arts, Inc.#	570,600
185,000	SEK	LM Ericsson Telephone Company	2,034,556
70,000		Microsoft Corp.	1,864,800
60,000		Oracle Corp.	1,764,000
34,000		QUALCOMM, Inc.	1,534,420

			16,445,991

		Materials (1.6%)
11,000		Agrium, Inc.	973,610

		TOTAL COMMON STOCKS (Cost $51,485,137)	57,311,437

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.3%)#

		Other (0.3%)
		S & P 500 Index
220		Put, 12/18/10, Strike $1,075.00	181,500
80		Put, 11/20/10, Strike $1,040.00	9,400

		TOTAL PURCHASED OPTIONS (Cost $1,598,471)	190,900

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (2.1%)
1,212,335		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,212,335)	1,212,335

TOTAL INVESTMENTS (99.9%) (Cost $54,295,943)			58,714,672

OTHER ASSETS, LESS LIABILITIES (0.1%)			88,115

NET ASSETS (100.0%)			$58,802,787

64	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Value Fund  Schedule of Investments October 31, 2010

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $706,400.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
GBP	British Pound Sterling
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	65

Blue Chip Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
COMMON STOCKS (99.0%)

		Consumer Discretionary (8.6%)
18,000		Amazon.com, Inc.#	$2,972,520
8,000		Nike, Inc. - Class B	651,520
4,700		Priceline.com, Inc.#	1,771,007

			5,395,047

		Consumer Staples (9.6%)
11,600	EUR	Anheuser-Busch InBev, NV	728,522
13,000		Archer-Daniels-Midland Company	433,160
36,000		Coca-Cola Company	2,207,520
10,000		Diageo, PLC	740,000
4,000		Kimberly-Clark Corp.	253,360
31,000		Wal-Mart Stores, Inc.	1,679,270

			6,041,832

		Energy (11.4%)
16,400		Apache Corp.	1,656,728
5,000		Chevron Corp.	413,050
5,500		CNOOC, Ltd.	1,149,060
530		Core Laboratories, NV	41,218
49,000		Halliburton Company	1,561,140
13,500		Helmerich & Payne, Inc.	577,530
30,200		Marathon Oil Corp.	1,074,214
6,800		Whiting Petroleum Corp.#	682,992

			7,155,932

		Financials (4.6%)
13,000		Aflac, Inc.	726,570
6,500		Franklin Resources, Inc.	745,550
5,500		Prudential Financial, Inc.	289,190
30,000	GBP	Standard Chartered, PLC	867,746
4,500		T. Rowe Price Group, Inc.	248,715

			2,877,771

		Health Care (5.5%)
5,500		Celgene Corp.#	341,385
21,000		Novo Nordisk, A/S	2,200,800
17,400		Teva Pharmaceutical Industries, Ltd.	903,060

			3,445,245

		Industrials (13.1%)
15,100		3M Company	1,271,722
92,000		ABB, Ltd.#	1,903,480
12,000		Caterpillar, Inc.	943,200
8,000		Danaher Corp.	346,880
14,000		Dover Corp.	743,400
13,000		Eaton Corp.	1,154,790
3,000	EUR	Schneider Electric, SA	426,243
19,000		United Technologies Corp.	1,420,630

			8,210,345

		Information Technology (40.5%)
10,075		Apple, Inc.#~	3,031,265
29,000		Applied Materials, Inc.	358,440
10,000		ASML Holding, NV	331,900
131,000		Cisco Systems, Inc.#	2,990,730
23,000		Cognizant Technology Solutions Corp.#	1,499,370
48,000		eBay, Inc.#	1,430,880
130,000		EMC Corp.#	2,731,300
5,050		Google, Inc.#~	3,095,599
34,000		Infosys Technologies, Ltd.	2,292,960
66,000		Intel Corp.	1,324,620
52,000		Microsoft Corp.	1,385,280
103,000		Oracle Corp.	3,028,200
24,000		QUALCOMM, Inc.	1,083,120
1,375	KRW	Samsung Electronics Company, Ltd.	912,211

			25,495,875

		Materials (5.7%)
38,000		Anglo American, PLC~	883,500
14,000		Barrick Gold Corp.	673,260
15,800		Freeport-McMoRan Copper & Gold, Inc.	1,495,944
8,500		Newmont Mining Corp.	517,395

			3,570,099

		TOTAL COMMON STOCKS (Cost $50,419,602)	62,192,146

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.3%)#

		Other (0.3%)
		S & P 500 Index
240		Put, 12/18/10, Strike $1,075.00	198,000
85		Put, 11/20/10, Strike $1,040.00	9,987

		TOTAL PURCHASED OPTIONS (Cost $1,736,503)	207,987

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (0.1%)
61,121		Fidelity Prime Money Market Fund - Institutional Class (Cost $61,121)	61,121

TOTAL INVESTMENTS (99.4%) (Cost $52,217,226)			62,461,254

OTHER ASSETS, LESS LIABILITIES (0.6%)			396,748

NET ASSETS (100.0%)			$62,858,002

66	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Blue Chip Fund  Schedule of Investments October 31, 2010

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $1,964,763.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
KRW	South Korean Won

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	67

Discovery Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
COMMON STOCKS (95.2%)

	Consumer Discretionary (12.6%)
5,600	Buffalo Wild Wings, Inc.#	$263,368
13,400	China Automotive Systems, Inc.#	209,308
7,500	Global Education & Technology Group, Ltd.#	74,475
8,500	HSN, Inc.#	254,490
14,000	Imax Corp.#	303,100
6,000	Lululemon Athletica, Inc.#	265,920
10,000	Shutterfly, Inc.#	301,000
7,000	Steven Madden, Ltd.#	296,100
5,000	TAL Education Group#	89,000
10,000	Tesla Motors, Inc.#	218,400
14,000	Zumiez, Inc.#	367,080

		2,642,241

	Consumer Staples (2.5%)
6,500	USANA Health Sciences, Inc.#	285,480
6,100	Whole Foods Market, Inc.#	242,475

		527,955

	Energy (4.9%)
14,700	Brigham Exploration Company#	310,023
3,100	CARBO Ceramics, Inc.	259,687
3,100	Core Laboratories, NV	241,087
18,000	Resolute Energy Corp.#	216,180

		1,026,977

	Financials (4.6%)
8,500	CNinsure, Inc.	218,450
10,500	Cohen & Steers, Inc.	263,235
16,200	Och-Ziff Capital Management Group, LLC - Class A~	239,274
3,400	Portfolio Recovery Associates, Inc.#	227,970

		948,929

	Health Care (14.4%)
25,000	ARIAD Pharmaceuticals, Inc.#	92,000
10,600	Bio-Reference Laboratories, Inc.#	228,536
18,500	Bruker Corp.#	277,315
13,500	Cepheid, Inc.#	284,040
7,500	ExamWorks Group, Inc.#	127,500
13,300	Given Imaging, Ltd.#	231,553
30,000	Halozyme Therapeutics, Inc.#	219,900
11,700	Impax Laboratories, Inc.#	220,428
21,000	Incyte Corp.#	349,860
13,800	Natus Medical, Inc.#	180,780
8,700	Neogen Corp.#	290,754
4,200	Perrigo Company	276,696
6,500	Sirona Dental Systems, Inc.#	244,725

		3,024,087

	Industrials (12.4%)
7,000	51job, Inc.#	315,560
11,700	Acacia Research Corp.#	311,454
10,000	Belden, Inc.	279,000
4,200	IHS, Inc. - Class A#	303,408
6,800	II-VI, Inc.#	267,512
12,500	Kadant, Inc.#	245,750
4,600	Navistar International Corp.#	221,628
4,000	Nordson Corp.	312,080
10,300	Polypore International, Inc.#	342,681

		2,599,073

	Information Technology (38.5%)
12,300	Ancestry.com, Inc.#	328,041
16,200	Aruba Networks, Inc.#	354,942
21,500	Aspen Technology, Inc.#	240,800
16,300	AVX Corp.	233,742
6,600	Coherent, Inc.#	276,936
18,000	iGATE Corp.	367,920
10,100	IPG Photonics Corp.#	227,250
13,500	Isilon Systems, Inc.#	384,345
3,800	Itron, Inc.#	230,926
21,500	Ixia#	336,475
8,300	LogMeIn, Inc.#	329,759
3,700	MAXIMUS, Inc.	224,331
4,100	MercadoLibre, Inc.#	271,133
13,000	Netscout Systems, Inc.#	305,110
13,000	NetSuite, Inc.#	266,240
21,000	Newport Corp.#	305,130
35,500	O2Micro International, Ltd.#~	221,875
3,400	OpenTable, Inc.#~	208,590
8,500	Progress Software Corp.#	317,645
10,000	QLIK Technologies, Inc.#	249,700
21,000	Renesola, Ltd.#	251,370
26,000	Sonic Solutions#	311,220
11,000	SRA International, Inc. - Class A#	220,110
11,500	Synchronoss Technologies, Inc.#	245,065
21,800	Teradyne, Inc.#	245,032
18,000	TIBCO Software, Inc.#	345,960
10,500	Universal Display Corp.#	262,920
6,200	Veeco Instruments, Inc.#	259,470
4,800	WebMD Health Corp.#	250,944

		8,072,981

	Materials (5.3%)
5,600	Albemarle Corp.	280,728

68	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
11,500	Allied Nevada Gold Corp.#	$283,820
5,800	Kaiser Aluminum Corp.	260,942
9,000	Pan American Silver Corp.	287,280

		1,112,770

	TOTAL COMMON STOCKS (Cost $17,283,157)	19,955,013

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (1.8%)#

	Other (1.8%)
	iShares Russell 2000 Index Fund
800	Put, 02/19/11, Strike $65.00	208,400
500	Put, 03/31/11, Strike $65.00	172,500

	TOTAL PURCHASED OPTIONS (Cost $402,857)	380,900

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (6.0%)
1,261,675	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,261,675)	1,261,675

TOTAL INVESTMENTS (103.0%) (Cost $18,947,689)		21,597,588

LIABILITIES, LESS OTHER ASSETS (-3.0%)		(632,297)

NET ASSETS (100.0%)		$20,965,291

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $509,898.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	69

Multi-Fund Blend  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
INVESTMENTS IN AFFILIATED FUNDS (100.3%)
526,934	Calamos Global Growth and Income Fund - Class I Shares (Cost $5,864,020)	$5,437,961
104,479	Calamos Growth Fund - Class I Shares# (Cost $6,270,112)	5,593,811
456,235	Calamos Value Fund - Class I Shares (Cost $6,255,834)	5,109,837

	TOTAL INVESTMENTS IN AFFILIATED FUNDS (Cost $18,389,966)	16,141,609

TOTAL INVESTMENTS (100.3%) (Cost $18,389,966)		16,141,609

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(42,275)

NET ASSETS (100.0%)		$16,099,334

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

Investments in Affiliated Funds: The fund held the following investments in affiliated funds as of October 31, 2010. Purchases, sales, and dividend income are shown during the period from November 1, 2009 through October 31, 2010.

	VALUE		PROCEEDS	DIVIDEND
	OCTOBER 31, 2009	PURCHASES	FROM SALES	INCOME
Calamos Global Growth and Income Fund	$5,372,500	$1,162,595	$1,629,931	$112,112
Calamos Growth Fund	6,247,956	679,420	2,518,546	—
Calamos Value Fund	5,491,557	1,056,682	1,629,931	26,477

Total	$17,112,013	$2,898,697	$5,778,408	$138,589

70	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
COMMON STOCKS (95.8%)

		Consumer Discretionary (8.4%)
110,000	JPY	DeNA Company, Ltd.	$2,855,562
28,000		New Oriental Education & Technology Group, Inc.#~	3,006,360
18,000	EUR	Puma, AG Rudolf Dassler Sport	5,974,265
190,000	CHF	Swatch Group, AG	13,211,369

			25,047,556

		Consumer Staples (3.6%)
35,000	EUR	Henkel, AG & Company, KGaA	2,063,705
210,000	MXN	Kimberly-Clark de Mexico, SAB de CV - Class A	1,317,177
2,730,000	MXN	Wal-Mart de Mexico, SAB de CV	7,472,789

			10,853,671

		Energy (11.8%)
135,000	NOK	Acergy, SA	2,734,090
380,000	GBP	AMEC, PLC	6,609,715
270,000	INR	Cairn India, Ltd.#	1,953,587
3,099,946	HKD	CNOOC, Ltd.	6,471,814
32,000		Core Laboratories, NV	2,488,640
72,000	GBP	Petrofac, Ltd.	1,687,205
168,000	NOK	Subsea 7, Inc.#	3,541,807
130,000	CAD	Talisman Energy, Inc.	2,356,800
67,000	EUR	Technip, SA	5,644,290
28,000	EUR	Tecnicas Reunidas, SA	1,741,890

			35,229,838

		Financials (6.7%)
120,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	2,648,838
285,000	GBP	Schroders, PLC	7,204,545
550,000	SGD	Singapore Exchange, Ltd.	3,747,650
215,000	GBP	Standard Chartered, PLC	6,218,846

			19,819,879

		Health Care (9.8%)
35,500		Alcon, Inc.	5,954,060
65,000	EUR	DiaSorin, S.p.A.	2,670,069
220,000	SEK	Elekta, AB - Class B	8,321,360
117,000	DKK	Novo Nordisk, A/S - Class B	12,285,219

			29,230,708

		Industrials (7.8%)
450,000	CHF	ABB, Ltd.#	9,321,175
85,000	JPY	Asahi Diamond Industrial Company, Ltd.	1,500,822
225,000	JPY	Komatsu, Ltd.	5,499,322
25,000	EUR	Prosegur, Compania de Seguridad, SA	1,496,590
18,000	EUR	Schneider Electric, SA	2,557,458
158,823	INR	Siemens India, Ltd.	2,927,670

			23,303,037

		Information Technology (37.6%)
140,000		Accenture, PLC	6,259,400
55,000	EUR	Aixtron, AG	1,790,974
2,140,000	GBP	ARM Holdings, PLC	12,493,850
210,000	EUR	ASML Holding, NV	6,961,472
428,000	GBP	Autonomy Corp., PLC#	10,021,131
130,000		Avago Technologies, Ltd.#	3,208,400
220,000	GBP	Aveva Group, PLC	5,250,072
128,000		Baidu.com, Inc.#	14,081,280
170,918		Check Point Software Technologies, Ltd.#	7,306,744
1,376,635	TWD	Compal Electronics, Inc.	1,756,342
314,000	TWD	HTC Corp.	7,120,702
650,000	GBP	Imagination Technologies Group, PLC#	4,521,999
142,000		Infosys Technologies, Ltd.~	9,576,480
75,000		Longtop Financial Technologies, Ltd.#	2,725,500
64,000		MercadoLibre, Inc.#~	4,232,320
310,000	GBP	Playtech, Ltd.	2,227,452
220,000	INR	Tata Consultancy Services, Ltd.	5,225,758
330,000	HKD	Tencent Holdings, Ltd.	7,585,834

			112,345,710

		Materials (10.1%)
115,000	GBP	Anglo American, PLC	5,358,192
35,000	ZAR	AngloGold Ashanti, Ltd.	1,641,514
113,000	CAD	Barrick Gold Corp.	5,442,259
120,000	CAD	Goldcorp, Inc.	5,358,173
47,000	CAD	Inmet Mining Corp.	2,810,138
110,000	CAD	Teck Resources, Ltd. - Class B	4,918,129
150,000	BRL	Vale, SA	4,728,577

			30,256,982

		TOTAL COMMON STOCKS (Cost $220,250,158)	286,087,381

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.4%) #

		Other (0.3%)
		iShares MSCI EAFE Index Fund
9,220		Put, 12/18/10, Strike $52.00	553,200
3,450		Put, 01/22/11, Strike $47.00	151,800
		PowerShares QQQ
10,790		Put, 12/31/10, Strike $44.00	237,380
3,900		Put, 01/22/11, Strike $41.00	70,200

			1,012,580

See accompanying Notes to Schedule of Investments	www.calamos.com	71

International Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
CONTRACTS		VALUE
	Information Technology (0.1%)
	Baidu.com, Inc.
750	Put, 01/22/11, Strike $92.00	$217,125
530	Put, 12/18/10, Strike $92.00	75,790

		292,915

	TOTAL PURCHASED OPTIONS (Cost $8,608,274)	1,305,495

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (4.1%)
12,156,171	Fidelity Prime Money Market Fund - Institutional Class (Cost $12,156,171)	12,156,171

TOTAL INVESTMENTS (100.3%) (Cost $241,014,603)		299,549,047

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(854,124)

NET ASSETS (100.0%)		$298,694,923

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $7,172,650.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2010

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$72,300,850	24.1%

British Pound Sterling	61,593,007	20.6%

European Monetary Unit	30,900,713	10.3%

Swiss Franc	22,532,544	7.5%

Canadian Dollar	20,885,499	7.0%

Hong Kong Dollar	16,706,486	5.6%

Danish Krone	12,285,219	4.1%

Indian Rupee	10,107,015	3.4%

Japanese Yen	9,855,706	3.3%

New Taiwanese Dollar	8,877,044	3.0%

Mexican Peso	8,789,966	2.9%

Swedish Krona	8,321,360	2.8%

Norwegian Krone	6,275,897	2.1%

Brazilian Real	4,728,577	1.6%

Singapore Dollar	3,747,650	1.2%

South African Rand	1,641,514	0.5%

Total Investments	$299,549,047	100.0%

Currency exposure may vary over time.

72	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (21.2%)

		Consumer Discretionary (0.7%)
5,000,000	HKD	Yue Yuen Industrial Holdings, Ltd. 0.000%, 11/17/11	$766,014

		Consumer Staples (0.8%)
5,500,000	HKD	Glory River Holdings, Ltd. (China Agri-Industries Holdings, Ltd.)§ 1.000%, 07/29/15	854,509

		Energy (6.4%)
1,200,000		Acergy, SA 2.250%, 10/11/13	1,348,152
1,600,000		Petrominerales, Ltd. 2.625%, 08/25/16	1,626,000
1,050,000		Premier Oil, PLC 2.875%, 06/27/14	1,305,940
1,800,000		Subsea 7, Inc. 3.500%, 10/13/14	2,417,711

			6,697,803

		Health Care (0.7%)
		Teva Pharmaceutical Industries, Ltd.
375,000		0.250%, 02/01/26	443,438
220,000		1.750%, 02/01/26	247,775

			691,213

		Industrials (4.1%)
90,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	1,158,525
4,000,000	CNY	China High Speed Transmission Equipment Group Company, Ltd. 0.000%, 05/14/11	662,969
900,000		Larsen & Toubro, Ltd. 3.500%, 10/22/14	1,138,526
900,000		Lonking Holdings, Ltd. 0.000%, 08/24/14	1,269,240

			4,229,260

		Information Technology (2.3%)
600,000		Acer, Inc. 0.000%, 08/10/17	660,750
525,000		Intel Corp. 3.250%, 08/01/39	625,406
1,000,000		United Microelectronics Corp. (Novatek Microelectronics Corp., Ltd.)§ 0.000%, 12/02/14	1,121,300

			2,407,456

		Materials (5.8%)
900,000		Anglo American, PLC 4.000%, 05/07/14	1,605,950
1,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,218,344
1,100,000		Goldcorp, Inc. 2.000%, 08/01/14	1,362,625
		Newmont Mining Corp.
280,000		1.625%, 07/15/17	404,600
240,000		3.000%, 02/15/12	334,200
		Sino-Forest Corp.*
650,000		5.000%, 08/01/13	793,000
230,000		4.250%, 12/15/16	275,713

			5,994,432

		Utilities (0.4%)
400,000		Tata Power Company, Ltd. 1.750%, 11/21/14	456,766

		TOTAL CONVERTIBLE BONDS (Cost $20,199,266)	22,097,453

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (3.2%)

		Energy (0.9%)
15,500		Apache Corp. 6.000%	909,656

		Materials (2.3%)
27,000		Vale, SA 6.750%	2,466,835

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,862,117)	3,376,491

COMMON STOCKS (71.5%)

		Consumer Discretionary (4.0%)
17,000	INR	Educomp Solutions, Ltd.	211,721
3,000,000	HKD	Hengdeli Holdings, Ltd.	1,664,409
7,200		New Oriental Education & Technology Group, Inc.#	773,064
13,000	CHF	Swatch Group, AG	903,936
180,000	HKD	Yue Yuen Industrial Holdings, Ltd.	645,636

			4,198,766

		Consumer Staples (9.9%)
15,000	EUR	Anheuser-Busch InBev, NV	942,054
16,000		Coca-Cola Company	981,120
42,000	GBP	Diageo, PLC	774,799
8,400	EUR	Henkel, AG & Company, KGaA	495,289
90,000	INR	Hindustan Unilever, Ltd.	598,771
157,000	MXN	Kimberly-Clark de Mexico, SAB de CV - Class A	984,747
16,500	BRL	Natura Cosméticos, SA	472,593
13,000	INR	Nestlé India, Ltd.	1,021,416
24,000	CHF	Nestlé, SA	1,314,588
1,000,000	MXN	Wal-Mart de Mexico, SAB de CV	2,737,285

			10,322,662

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Evolving World Growth Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
		Energy (3.8%)
82,000	INR	Cairn India, Ltd.#	$593,312
1,149,997	HKD	CNOOC, Ltd.	2,400,870
12,000		Halliburton Company~	382,320
7,500	EUR	Technip, SA	631,823

			4,008,325

		Financials (4.9%)
92,000	BRL	BM& FBOVESPA, SA	771,040
35,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	772,578
175,000	SGD	Singapore Exchange, Ltd.	1,192,434
82,000	GBP	Standard Chartered, PLC	2,371,839

			5,107,891

		Health Care (2.7%)
26,500	DKK	Novo Nordisk, A/S - Class B	2,782,550

		Industrials (7.3%)
95,000	CHF	ABB, Ltd.#	1,967,803
110,000	INR	Crompton Greaves, Ltd.	789,024
13,000		Eaton Corp.	1,154,790
130,000	HKD	Hutchison Whampoa, Ltd.	1,283,909
50,000	JPY	Komatsu, Ltd.	1,222,072
65,000	INR	Siemens India, Ltd.	1,198,180

			7,615,778

		Information Technology (32.7%)
393,343	TWD	Acer, Inc.	1,145,458
500,000	GBP	ARM Holdings, PLC	2,919,124
58,000		Avago Technologies, Ltd.#	1,431,440
43,700		Baidu.com, Inc.#	4,807,437
41,000		Check Point Software Technologies, Ltd.#	1,752,750
586,344	TWD	Compal Electronics, Inc.	748,071
45,000		Genpact, Ltd.#	715,500
127,500	TWD	HTC Corp.	2,891,368
57,000		Infosys Technologies, Ltd.	3,844,080
35,000	TWD	Largan Precision Company, Ltd.	694,596
35,000		Longtop Financial Technologies, Ltd.#	1,271,900
31,000		MercadoLibre, Inc.#	2,050,030
3,500	KRW	NHN Corp.#	619,245
15,000		QUALCOMM, Inc.	676,950
2,400	KRW	Samsung Electronics Company, Ltd.	1,592,222
210,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	433,371
70,000	INR	Tata Consultancy Services, Ltd.	1,662,741
150,000	HKD	Tencent Holdings, Ltd.	3,448,106
50,000	HKD	VTech Holdings, Ltd.	521,814
236,327	TWD	Wistron Corp.	486,217
100,000	HKD	ZTE Corp. - Class H	373,325

			34,085,745

		Materials (4.4%)
12,000	GBP	Anglo American, PLC	559,115
16,000		Freeport-McMoRan Copper & Gold, Inc.~	1,514,880
16,000	CAD	Inmet Mining Corp.	956,643
34,000	CAD	Teck Resources, Ltd. - Class B	1,520,149

			4,550,787

		Telecommunication Services (1.8%)
5,500		Millicom International Cellular, SA	520,300
75,000	ZAR	MTN Group, Ltd.	1,349,247

			1,869,547

		TOTAL COMMON STOCKS (Cost $57,261,882)	74,542,051

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.3%)#

		Information Technology (0.1%)
		Baidu.com, Inc.
220		Put, 01/22/11, Strike $92.00	63,690
190		Put, 12/18/10, Strike $92.00	27,170

			90,860

		Other (0.2%)
		iShares MSCI EAFE Index Fund
2,270		Put, 12/18/10, Strike $52.00	136,200
850		Put, 01/22/11, Strike $47.00	37,400
		PowerShares QQQ
2,650		Put, 12/31/10, Strike $44.00	58,300
990		Put, 01/22/11, Strike $41.00	17,820

			249,720

		TOTAL PURCHASED OPTIONS (Cost $2,180,047)	340,580

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (3.1%)
3,196,817		Fidelity Prime Money Market Fund - Institutional Class (Cost $3,196,817)	3,196,817

TOTAL INVESTMENTS (99.3%) (Cost $85,700,129)			103,553,392

OTHER ASSETS, LESS LIABILITIES (0.7%)			759,723

NET ASSETS (100.0%)			$104,313,115

74	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund  Schedule of Investments October 31, 2010

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $1,068,713 or 1.0% of net assets.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $162,369.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2010

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$47,445,885	45.8%

Hong Kong Dollar	12,731,170	12.3%

British Pound Sterling	6,624,877	6.4%

New Taiwanese Dollar	6,399,081	6.2%

Indian Rupee	6,075,165	5.9%

Swiss Franc	4,186,327	4.0%

Mexican Peso	3,722,032	3.6%

Danish Krone	2,782,550	2.7%

Canadian Dollar	2,476,792	2.4%

Japanese Yen	2,380,597	2.3%

South Korean Won	2,211,467	2.1%

European Monetary Unit	2,069,166	2.0%

South African Rand	1,349,247	1.3%

Brazilian Real	1,243,633	1.2%

Singapore Dollar	1,192,434	1.2%

Yuan Renminbi	662,969	0.6%

Total Investments	$103,553,392	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	75

Global Equity Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
COMMON STOCKS (97.3%)

		Consumer Discretionary (13.9%)
13,500		Amazon.com, Inc.#~	$2,229,390
1,800		NetFlix, Inc.#	312,300
2,000		New Oriental Education & Technology Group, Inc.#	214,740
5,150		Nike, Inc. - Class B	419,416
6,000		Priceline.com, Inc.#	2,260,860
1,600	EUR	Puma, AG Rudolf Dassler Sport	531,046
19,013	CHF	Swatch Group, AG	1,322,041

			7,289,793

		Consumer Staples (3.3%)
7,000		Coca-Cola Company	429,240
3,600	EUR	Henkel, AG & Company KGaA	212,267
4,300		Herbalife, Ltd.	274,598
300,000	MXN	Wal-Mart de Mexico, SAB de CV	821,185

			1,737,290

		Energy (9.7%)
20,000	NOK	Acergy, SA	405,050
48,000	GBP	AMEC, PLC	834,911
7,500		Apache Corp.	757,650
394,994	HKD	CNOOC, Ltd.	824,636
2,800		Core Laboratories, NV	217,756
14,500		Halliburton Company	461,970
11,000	GBP	Petrofac, Ltd.	257,768
10,400	NOK	Subsea 7, Inc.#	219,255
7,250	EUR	Technip, SA	610,763
5,000		Whiting Petroleum Corp.#	502,200

			5,091,959

		Financials (6.2%)
4,700		Franklin Resources, Inc.	539,090
39,000	GBP	Schroders, PLC	985,885
58,000	SGD	Singapore Exchange, Ltd.	395,207
32,000	GBP	Standard Chartered, PLC	925,596
8,000		T. Rowe Price Group, Inc.	442,160

			3,287,938

		Health Care (7.2%)
2,000		Alexion Pharmaceuticals, Inc.#	136,600
17,000		Bruker Corp.#	254,830
20,000	SEK	Elekta, AB - Class B	756,487
8,100		Illumina, Inc.#	439,911
12,000		Medicis Pharmaceutical Corp. - Class A	357,000
16,800	DKK	Novo Nordisk, A/S - Class B	1,764,032
2,600		NuVasive, Inc.#	68,120

			3,776,980

		Industrials (7.7%)
70,000	CHF	ABB, Ltd.#	1,449,961
15,000	JPY	Asahi Diamond Industrial Company, Ltd.	264,851
6,000		Eaton Corp.	532,980
28,000	JPY	Komatsu, Ltd.	684,360
10,200		Parker-Hannifin Corp.	780,810
2,200	EUR	Schneider Electric, SA	312,578

			4,025,540

		Information Technology (40.9%)
11,000		Accenture, PLC	491,810
13,000		Altera Corp.	405,730
8,000		Apple, Inc.#~	2,406,960
367,000	GBP	ARM Holdings, PLC	2,142,637
30,000	EUR	ASML Holding, NV	994,496
72,500	GBP	Autonomy Corp., PLC#	1,697,505
23,000	GBP	Aveva Group, PLC	548,871
21,000		Baidu.com, Inc.#	2,310,210
14,449		Check Point Software Technologies, Ltd.#	617,695
44,000		Cisco Systems, Inc.#	1,004,520
5,000		Cognizant Technology Solutions Corp.#	325,950
2,800		F5 Networks, Inc.#	329,560
3,800		Google, Inc.#~	2,329,362
43,000	TWD	HTC Corp.	975,128
83,000	GBP	Imagination Technologies Group, PLC#	577,424
22,200		Infosys Technologies, Ltd.	1,497,168
10,000		MercadoLibre, Inc.#	661,300
18,000		MIPS Technologies, Inc.#	264,600
11,000		QUALCOMM, Inc.	496,430
33,000	HKD	Tencent Holdings, Ltd.	758,583
6,900		Veeco Instruments, Inc.#	288,765
13,000		Xilinx, Inc.	348,530

			21,473,234

		Materials (8.4%)
14,000	GBP	Anglo American, PLC	652,302
14,850		Barrick Gold Corp.	714,137
5,700		Cliffs Natural Resources, Inc.	371,640
9,000		Freeport-McMoRan Copper & Gold, Inc.	852,120
17,000	CAD	Goldcorp, Inc.	759,074
8,100	CAD	Inmet Mining Corp.	484,300
13,000	CAD	Teck Resources, Ltd. - Class B	581,233

			4,414,806

		TOTAL COMMON STOCKS (Cost $39,938,720)	51,097,540

76	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund  Schedule of Investments October 31, 2010

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.5%)#

	Other (0.4%)
	iShares MSCI EAFE Index Fund
1,800	Put, 12/18/10, Strike $52.00	$108,000
720	Put, 01/22/11, Strike $47.00	31,680
	S & P 500 Index
60	Put, 12/18/10, Strike $1,075.00	49,500
25	Put, 11/20/10, Strike $1,040.00	2,937

		192,117

	Information Technology (0.1%)
	Baidu.com, Inc.
120	Put, 01/22/11, Strike $92.00	34,740
90	Put, 12/18/10, Strike $92.00	12,870

		47,610

	TOTAL PURCHASED OPTIONS (Cost $1,447,146)	239,727

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (2.9%)
1,517,335	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,517,335)	1,517,335

TOTAL INVESTMENTS (100.7%) (Cost $42,903,201)		52,854,602

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(348,884)

NET ASSETS (100.0%)		$52,505,718

FORWARD FOREIGN CURRENCY CONTRACTS

	SETTLEMENT	LOCAL	CURRENT	UNREALIZED
SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
British Pound Sterling	01/20/11	5,064,000	$8,109,103	$(145,720)
Canadian Dollar	01/20/11	1,317,000	1,288,815	(16,876)
Danish Krone	01/20/11	8,588,000	1,601,616	(13,070)
European Monetary Unit	01/20/11	1,846,000	2,566,584	(19,768)
Hong Kong Dollar	01/20/11	8,763,000	1,131,114	(1,192)
Indian Rupee	01/20/11	66,052,000	1,464,451	311
Japanese Yen	01/20/11	73,499,000	914,087	(13,119)
Mexican Peso	01/20/11	8,858,000	713,377	(9,383)
New Taiwanese Dollar	01/20/11	20,489,000	669,990	(1,070)
Norwegian Krone	01/20/11	3,404,000	578,845	(5,815)
Singapore Dollar	01/20/11	411,000	317,567	(3,609)
Swedish Krona	01/20/11	5,026,000	750,451	(7,806)
Swiss Franc	01/20/11	2,649,000	2,693,615	28,249

				$(208,868)

	SETTLEMENT	LOCAL	CURRENT	UNREALIZED
LONG CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
Swedish Krona	01/20/11	38,142	$38,224	$82

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $257,378.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2010

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$29,105,170	55.1%

British Pound Sterling	8,622,899	16.3%

Swiss Franc	2,772,002	5.2%

European Monetary Unit	2,661,150	5.0%

Canadian Dollar	1,824,607	3.5%

Danish Krone	1,764,032	3.3%

Hong Kong Dollar	1,583,219	3.0%

New Taiwanese Dollar	975,128	1.8%

Japanese Yen	949,211	1.8%

Mexican Peso	821,185	1.6%

Swedish Krona	756,487	1.4%

Norwegian Krone	624,305	1.2%

Singapore Dollar	395,207	0.8%

Total Investments	$52,854,602	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	77

Growth and Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (34.0%)

		Consumer Discretionary (1.1%)
1,897,000		International Game Technology 3.250%, 05/01/14	$2,119,898
29,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	41,832,500

			43,952,398

		Energy (1.0%)
18,800,000		Petrominerales, Ltd. 2.625%, 08/25/16	19,105,500
15,500,000		Pioneer Natural Resources Company 2.875%, 01/15/38	20,208,125

			39,313,625

		Financials (0.5%)
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	21,184,955

		Health Care (5.8%)
18,500,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	25,437,500
25,293,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	28,106,846
1,859,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	1,919,418
26,000,000		Life Technologies Corp. 3.250%, 06/15/25	30,030,000
17,500,000		Medicis Pharmaceutical Corp. 2.500%, 06/04/32	18,987,500
29,845,000		Mylan, Inc. 1.250%, 03/15/12	31,822,231
17,000,000		NuVasive, Inc. 2.250%, 03/15/13	16,702,500
25,588,000		Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	28,690,545
42,000,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	49,665,000

			231,361,540

		Industrials (2.3%)
33,000,000		AGCO Corp. 1.250%, 12/15/36	40,507,500
40,700,000		Danaher Corp. 0.000%, 01/22/21	51,434,625

			91,942,125

		Information Technology (16.5%)
18,900,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	33,152,810
33,275,000		Concur Technologies, Inc.* 2.500%, 04/15/15	39,389,281
98,780,000		EMC Corp. 1.750%, 12/01/13	141,378,875
34,500,000		Intel Corp. 3.250%, 08/01/39	41,098,125
90,943,000		NetApp, Inc. 1.750%, 06/01/13	158,695,535
47,654,000		Nuance Communications, Inc. 2.750%, 08/15/27	52,300,265
36,500,000		ON Semiconductor Corp. 2.625%, 12/15/26	38,325,000
20,000,000		Rovi Corp.* 2.625%, 02/15/40	25,175,000
62,000,000		SanDisk Corp. 1.500%, 08/15/17	60,605,000
25,551,000		VeriFone Systems, Inc. 1.375%, 06/15/12	25,966,204
36,865,000		Xilinx, Inc.* 2.625%, 06/15/17	42,486,912

			658,573,007

		Materials (6.8%)
14,340,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	21,169,425
34,600,000		Anglo American, PLC 4.000%, 05/07/14	61,739,871
50,200,000		Goldcorp, Inc. 2.000%, 08/01/14	62,185,250
		Newmont Mining Corp.
33,689,000		1.250%, 07/15/14	48,217,381
28,500,000		1.625%, 07/15/17	41,182,500
25,460,000		3.000%, 02/15/12	35,453,050

			269,947,477

		TOTAL CONVERTIBLE BONDS (Cost $1,111,843,365)	1,356,275,127

SYNTHETIC CONVERTIBLE SECURITIES (7.4%)
Sovereign Bonds (6.5%)
39,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	39,861,809
6,500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	38,867,194
40,000,000	CAD	Government of Canada 2.000%, 12/01/14	39,552,113
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	20,586,227
25,000,000	NZD	6.500%, 04/15/13	20,141,827
26,000,000	SGD	Government of Singapore 1.375%, 10/01/14	20,664,928
		Kingdom of Norway
100,000,000	NOK	5.000%, 05/15/15	18,907,882
97,000,000	NOK	6.500%, 05/15/13	18,274,031
280,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	42,980,240

		TOTAL SOVEREIGN BONDS	259,836,251

78	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund  Schedule of Investments October 31, 2010

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.9%)#

		Consumer Discretionary (0.2%)
625		Priceline.com, Inc. Call, 01/21/12, Strike $280.00	$8,006,250

		Health Care (0.0%)
7,550		Teva Pharmaceutical Industries, Ltd. Call, 01/21/12, Strike $60.00	1,929,025

		Information Technology (0.7%)
920		Apple, Inc. Call, 01/19/13, Strike $290.00	6,571,100
5,149		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $60.00	6,899,660
		Google, Inc.
725		Call, 01/21/12, Strike $530.00	9,381,500
285		Call, 01/21/12, Strike $460.00	5,120,025

			27,972,285

		TOTAL PURCHASED OPTIONS	37,907,560

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $272,324,459)	297,743,811

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (7.6%)

		Consumer Staples (2.6%)
2,368,122		Archer-Daniels-Midland Company 6.250%	102,350,233

		Energy (2.2%)
1,480,000		Apache Corp. 6.000%	86,857,500

		Financials (1.7%)
690,000		Affiliated Managers Group, Inc. 5.150%	26,737,500
41,000		Wells Fargo & Company 7.500%	41,000,000

			67,737,500

		Materials (1.1%)
498,800		Vale, SA 6.750%	46,269,986

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $241,113,472)	303,215,219

COMMON STOCKS (48.4%)

		Consumer Discretionary (3.9%)
654,986		Amazon.com, Inc.#	108,164,388
570,000		Nike, Inc. - Class B	46,420,800

			154,585,188

		Consumer Staples (3.2%)
1,050,000		Coca-Cola Company	64,386,000
1,230,000	GBP	Diageo, PLC	22,690,551
740,000		Wal-Mart Stores, Inc.	40,085,800

			127,162,351

		Energy (4.9%)
19,250,000	HKD	CNOOC, Ltd.	40,188,574
24,321		Core Laboratories, NV	1,891,444
1,868,835		Halliburton Company	59,541,083
480,000		Occidental Petroleum Corp.	37,742,400
1,908,437		Pride International, Inc.#	57,863,810

			197,227,311

		Financials (2.8%)
300,000		Affiliated Managers Group, Inc.#	25,683,000
375,000		Franklin Resources, Inc.	43,012,500
784,100		T. Rowe Price Group, Inc.	43,337,207

			112,032,707

		Health Care (3.4%)
925,000		Johnson & Johnson	58,894,750
680,000		Medicis Pharmaceutical Corp. - Class A	20,230,000
1,014,154		Merck & Company, Inc.	36,793,507
500,000		St. Jude Medical, Inc.#	19,150,000

			135,068,257

		Industrials (7.0%)
980,000	CHF	ABB, Ltd.#	20,299,447
290,000		Caterpillar, Inc.	22,794,000
765,000		Dover Corp.	40,621,500
950,000		Eaton Corp.	84,388,500
300,000		Parker-Hannifin Corp.	22,965,000
1,213,000		United Technologies Corp.	90,696,010

			281,764,457

		Information Technology (22.1%)
1,100,000		Accenture, PLC	49,181,000
685,000		Altera Corp.	21,378,850
2,600,000		Applied Materials, Inc.	32,136,000
3,900,000		ARM Holdings, PLC	68,952,000
1,230,000	GBP	Autonomy Corp., PLC#	28,799,044
262,477		Check Point Software Technologies, Ltd.#	11,220,892
4,323,425		Cisco Systems, Inc.#	98,703,793
3,120,000		eBay, Inc.#	93,007,200
1,390,930		Infosys Technologies, Ltd.	93,804,319
1,575,000		Intel Corp.	31,610,250
2,880,325		Microsoft Corp.	76,731,858
3,318,600		Oracle Corp.	97,566,840

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Growth and Income Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
1,910,000		QUALCOMM, Inc.	$86,198,300
45,000	KRW	Samsung Electronics Company, Ltd.	29,854,166
560,000		Teradata Corp.#	22,041,600
710,000		VeriFone Systems, Inc.#	24,019,300
680,000		Xilinx, Inc.	18,230,800

			883,436,212

		Materials (1.1%)
460,000		Freeport-McMoRan Copper & Gold, Inc.	43,552,800

		TOTAL COMMON STOCKS (Cost $1,589,732,178)	1,934,829,283

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.2%)#

		Other (0.2%)
		S & P 500 Index
10,360		Put, 12/18/10, Strike $1,075.00	8,547,000
3,700		Put, 11/20/10, Strike $1,040.00	434,750

		TOTAL PURCHASED OPTIONS (Cost $74,574,460)	8,981,750

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (2.0%)
78,454,461		Fidelity Prime Money Market Fund - Institutional Class (Cost $78,454,461)	78,454,461

TOTAL INVESTMENTS (99.6%) (Cost $3,368,042,395)			3,979,499,651

OTHER ASSETS, LESS LIABILITIES (0.4%)			15,247,577

NET ASSETS (100.0%)			$3,994,747,228

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $176,990,539 or 4.4% of net assets.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
HKD	Hong Kong Dollar
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

80	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (35.6%)

		Consumer Discretionary (1.8%)
13,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	$18,752,500
43,100,000	HKD	Yue Yuen Industrial Holdings, Ltd. 0.000%, 11/17/11	6,603,044

			25,355,544

		Energy (4.7%)
14,200,000		Acergy, SA 2.250%, 10/11/13	15,953,126
10,000,000		Petrominerales, Ltd. 2.625%, 08/25/16	10,162,500
10,700,000		Pioneer Natural Resources Company 2.875%, 01/15/38	13,950,125
19,000,000		Subsea 7, Inc. 3.500%, 10/13/14	25,520,288

			65,586,039

		Financials (0.8%)
4,500,000	EUR	Industrivarden, AB 2.500%, 02/27/15	7,321,104
3,310,000		Leucadia National Corp. 3.750%, 04/15/14	4,187,150

			11,508,254

		Health Care (5.0%)
13,740,000		Amgen, Inc. 0.375%, 02/01/13	13,843,050
5,632,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	6,258,560
5,900,000		Medicis Pharmaceutical Corp. 2.500%, 06/04/32	6,401,500
5,400,000		NuVasive, Inc. 2.250%, 03/15/13	5,305,500
6,555,000		Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	7,349,794
11,500,000		Shire, PLC 2.750%, 05/09/14	11,716,921
		Teva Pharmaceutical Industries, Ltd.
10,350,000		1.750%, 02/01/26	11,656,687
5,900,000		0.250%, 02/01/26	6,976,750

			69,508,762

		Industrials (1.7%)
645,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	8,302,758
6,900,000		Danaher Corp. 0.000%, 01/22/21	8,719,875
5,000,000		Larsen & Toubro, Ltd. 3.500%, 10/22/14	6,325,144

			23,347,777

		Information Technology (13.4%)
2,200,000		Acer, Inc. 0.000%, 08/10/17	2,422,750
16,500,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	28,942,929
21,835,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	13,371,396
30,000,000		EMC Corp. 1.750%, 12/01/13	42,937,500
12,400,000		Intel Corp. 3.250%, 08/01/39	14,771,500
6,000,000		Microsoft Corp.* 0.000%, 06/15/13	6,315,000
16,760,000		NetApp, Inc. 1.750%, 06/01/13	29,246,200
6,400,000		Rovi Corp.* 2.625%, 02/15/40	8,056,000
12,650,000		SanDisk Corp. 1.500%, 08/15/17	12,365,375
9,792,000		VeriFone Systems, Inc. 1.375%, 06/15/12	9,951,120
		Xilinx, Inc.
12,200,000		3.125%, 03/15/37	12,154,250
6,778,000		2.625%, 06/15/17*	7,811,645

			188,345,665

		Materials (8.2%)
16,300,000		Anglo American, PLC 4.000%, 05/07/14	29,085,546
11,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	13,401,784
32,000,000		Goldcorp, Inc. 2.000%, 08/01/14	39,640,000
		Newmont Mining Corp.
11,366,000		1.625%, 07/15/17	16,423,870
5,740,000		3.000%, 02/15/12	7,992,950
		Sino-Forest Corp.*
4,048,000		4.250%, 12/15/16	4,852,540
3,040,000		5.000%, 08/01/13	3,708,800

			115,105,490

		TOTAL CONVERTIBLE BONDS (Cost $436,163,064)	498,757,531

SYNTHETIC CONVERTIBLE SECURITIES (8.3%)
Sovereign Bonds (7.2%)
12,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	12,265,172
		Federal Republic of Brazil
1,400,000	BRL	10.000%, 01/01/12	8,371,396
800,000	BRL	10.000%, 01/01/13	4,692,767
27,000,000	CAD	Government of Canada 2.000%, 12/01/14	26,697,676
		Government of New Zealand
10,000,000	NZD	6.000%, 04/15/15	8,073,030
7,800,000	NZD	6.500%, 04/15/13	6,284,250

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Global Growth and Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
13,500,000	SGD	Government of Singapore 1.375%, 10/01/14	$10,729,867
		Kingdom of Norway
32,000,000	NOK	5.000%, 05/15/15	6,050,522
30,000,000	NOK	6.500%, 05/15/13	5,651,762
75,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	11,512,564

		TOTAL SOVEREIGN BONDS	100,329,006

NUMBER OF
CONTRACTS			VALUE
Purchased Options (1.1%) #

		Consumer Discretionary (0.5%)
515		Priceline.com, Inc. Call, 01/21/12, Strike $280.00	6,597,150

		Information Technology (0.5%)
215		Apple, Inc. Call, 01/19/13, Strike $290.00	1,535,637
1,725		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $60.00	2,311,500
		Google, Inc.
150		Call, 01/21/12, Strike $600.00	1,329,000
150		Call, 01/21/12, Strike $530.00	1,941,000

			7,117,137

		Materials (0.1%)
200	GBP	Anglo American, PLC Call, 12/16/11, Strike 2,800.00	1,563,895

		TOTAL PURCHASED OPTIONS	15,278,182

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $104,242,432)	115,607,188

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.5%)

		Consumer Staples (2.3%)
751,000		Archer-Daniels-Midland Company 6.250%	32,458,220

		Energy (1.3%)
300,000		Apache Corp. 6.000%	17,606,250

		Financials (0.8%)
11,751		Wells Fargo & Company 7.500%	11,751,000

		Materials (2.1%)
325,000		Vale, SA 6.750%	30,018,275

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $79,134,919)	91,833,745

COMMON STOCKS (48.6%)

		Consumer Discretionary (3.7%)
655,620	CHF	Swatch Group, AG	45,587,566
1,945,000	HKD	Yue Yuen Industrial Holdings, Ltd.	6,976,451

			52,564,017

		Consumer Staples (8.5%)
240,000	EUR	Anheuser-Busch InBev, NV	15,072,859
280,000		Coca-Cola Company	17,169,600
770,000	GBP	Diageo, PLC	14,204,654
575,000	CHF	Nestlé, SA	31,495,334
800,000	SEK	Swedish Match, AB	22,379,900
360,000		Wal-Mart Stores, Inc.	19,501,200

			119,823,547

		Energy (3.4%)
13,099,605	HKD	CNOOC, Ltd.	27,348,283
118,000		Core Laboratories, NV	9,176,860
360,000		Halliburton Company	11,469,600

			47,994,743

		Financials (3.3%)
82,000		Affiliated Managers Group, Inc.#	7,020,020
103,000		Franklin Resources, Inc.	11,814,100
605,000	GBP	Schroders, PLC	15,293,859
425,000	GBP	Standard Chartered, PLC	12,293,068

			46,421,047

		Health Care (5.6%)
232,000		Amgen, Inc.#	13,268,080
230,000		Medicis Pharmaceutical Corp. - Class A	6,842,500
480,000	DKK	Novo Nordisk, A/S - Class B	50,400,898
328,000	GBP	Shire, PLC	7,697,213

			78,208,691

		Industrials (5.0%)
1,638,000	CHF	ABB, Ltd.#	33,929,076
224,000		Eaton Corp.	19,897,920
114,000	EUR	Schneider Electric, SA	16,197,232

			70,024,228

		Information Technology (16.9%)
2,660,000	TWD	Acer, Inc.	7,746,211
10,329,000	GBP	ARM Holdings, PLC	60,303,258
445,000	EUR	ASML Holding, NV	14,751,692

82	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES			VALUE
900,000	GBP	Autonomy Corp., PLC#	$21,072,471
182,352		Check Point Software Technologies, Ltd.#	7,795,548
879,000		Cisco Systems, Inc.#	20,067,570
730,000	TWD	HTC Corp.	16,554,498
535,000		Infosys Technologies, Ltd.	36,080,400
470,000		Microsoft Corp.	12,520,800
335,000		QUALCOMM, Inc.	15,118,550
18,000	KRW	Samsung Electronics Company, Ltd.	11,941,667
370,000		VeriFone Systems, Inc.#	12,517,100

			236,469,765

		Materials (2.2%)
160,000		Freeport-McMoRan Copper & Gold, Inc.	15,148,800
342,000	CAD	Teck Resources, Ltd. - Class B	15,290,911

			30,439,711

		TOTAL COMMON STOCKS (Cost $571,237,378)	681,945,749

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.2%) #

		Information Technology (0.0%)
1,400		Xilinx, Inc. Put, 03/19/11, Strike $17.50	23,800

		Other (0.2%)
		iShares MSCI EAFE Index Fund
31,500		Put, 12/18/10, Strike $52.00	1,890,000
12,000		Put, 01/22/11, Strike $47.00	528,000
		S & P 500 Index
1,000		Put, 12/18/10, Strike $1,075.00	825,000
390		Put, 11/20/10, Strike $1,040.00	45,825

			3,288,825

		TOTAL PURCHASED OPTIONS (Cost $22,481,646)	3,312,625

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (1.3%)
18,608,169		Fidelity Prime Money Market Fund – Institutional Class (Cost $18,608,169)	18,608,169

TOTAL INVESTMENTS (100.5%) (Cost $1,231,867,608)			1,410,065,007

LIABILITIES, LESS OTHER ASSETS (-0.5%)			(7,275,640)

NET ASSETS (100.0%)			$1,402,789,367

FORWARD FOREIGN CURRENCY CONTRACTS

	SETTLEMENT	LOCAL	CURRENT	UNREALIZED
SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
British Pound Sterling	01/20/11	117,533,000	$188,208,378	$(3,382,094)
Canadian Dollar	01/20/11	20,812,000	20,366,611	(266,691)
Danish Krone	01/20/11	245,380,000	45,762,064	(373,436)
European Monetary Unit	01/20/11	40,517,000	56,332,757	(433,883)
Hong Kong Dollar	01/20/11	224,783,000	29,014,635	(30,572)
Indian Rupee	01/20/11	1,829,694,000	40,566,489	8,621
Japanese Yen	01/20/11	634,782,000	7,894,608	(223,349)
New Taiwanese Dollar	01/20/11	558,547,000	18,264,477	13,753
Norwegian Krone	01/20/11	209,611,000	35,644,027	(358,054)
South Korean Won	01/20/11	9,411,327,000	8,337,958	70,268
Swedish Krona	01/20/11	172,310,000	25,728,270	(267,626)
Swiss Franc	01/20/11	104,168,000	105,922,428	1,110,852

				$(4,132,211)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $55,755,045 or 4.0% of net assets.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	83

Global Growth and Income Fund  Schedule of Investments October 31, 2010

CURRENCY EXPOSURE
OCTOBER 31, 2010

		% OF TOTAL
	VALUE	INVESTMENTS
US Dollar	$797,093,774	56.5%

British Pound Sterling	161,371,347	11.4%

Swiss Franc	111,011,976	7.9%

European Monetary Unit	66,714,283	4.7%

Danish Krone	50,400,898	3.6%

Canadian Dollar	41,988,587	3.0%

Hong Kong Dollar	40,927,778	2.9%

Swedish Krona	33,892,464	2.4%

New Taiwanese Dollar	24,300,709	1.7%

New Zealand Dollar	14,357,280	1.0%

Brazilian Real	13,064,163	0.9%

Australian Dollar	12,265,172	0.9%

South Korean Won	11,941,667	0.9%

Norwegian Krone	11,702,284	0.8%

Singapore Dollar	10,729,867	0.8%

Japanese Yen	8,302,758	0.6%

Total Investments	$1,410,065,007	100.0%

Currency exposure may vary over time.

84	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (61.1%)

		Consumer Discretionary (4.0%)
3,202,000		International Game Technology 3.250%, 05/01/14	$3,578,235
8,151,000		Interpublic Group of Companies, Inc. 4.750%, 03/15/23	9,485,726
16,000,000		Omnicom Group, Inc. 0.000%, 07/01/38	16,440,000
32,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	46,160,000
29,000,000		RadioShack Corp.* 2.500%, 08/01/13	31,936,250
24,500,000		Stanley Black & Decker, Inc.‡ 0.000%, 05/17/12	28,228,900

			135,829,111

		Consumer Staples (0.5%)
13,250,000		Tyson Foods, Inc. - Series A 3.250%, 10/15/13	15,601,875

		Energy (4.6%)
18,000,000		Acergy, SA 2.250%, 10/11/13	20,222,273
17,000,000		Alpha Natural Resources, Inc. 2.375%, 04/15/15	19,996,250
		Chesapeake Energy Corp.
40,750,000		2.750%, 11/15/35	39,069,062
1,550,000		2.500%, 05/15/37	1,342,688
12,000,000		Oil States International, Inc. 2.375%, 07/01/25	20,145,000
26,000,000		Pioneer Natural Resources Company 2.875%, 01/15/38	33,897,500
21,504,000		SM Energy Company 3.500%, 04/01/27	23,036,160

			157,708,933

		Financials (0.9%)
10,500,000		Janus Capital Group, Inc. 3.250%, 07/15/14	11,641,875
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	18,026,250

			29,668,125

		Health Care (16.6%)
29,440,000		Allergan, Inc. 1.500%, 04/01/26	35,144,000
26,000,000		American Medical Systems Holdings, Inc. 4.000%, 09/15/41	33,702,500
14,500,000		AMERIGROUP Corp. 2.000%, 05/15/12	16,711,250
9,940,000		Cephalon, Inc. 2.500%, 05/01/14	11,741,625
31,460,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	43,257,500
43,002,000		Gilead Sciences, Inc.* 1.625%, 05/01/16	47,785,972
32,000,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	33,040,000
		Life Technologies Corp.
24,765,000		1.500%, 02/15/24	28,944,094
4,100,000		3.250%, 06/15/25	4,735,500
54,625,000		LifePoint Hospitals, Inc. 3.500%, 05/15/14	54,556,719
		Mylan, Inc.
44,000,000		1.250%, 03/15/12	46,915,000
22,816,000		3.750%, 09/15/15	38,673,120
14,250,000		NuVasive, Inc. 2.250%, 03/15/13	14,000,625
3,789,000		Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	4,248,416
23,000,000		Shire, PLC 2.750%, 05/09/14	23,433,842
56,552,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	66,872,740
20,500,000		Valeant Pharmaceuticals International, Inc.* 5.375%, 08/01/14	40,308,125
16,000,000		Volcano Corp. 2.875%, 09/01/15	17,640,000

			561,711,028

		Industrials (4.4%)
1,250,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	16,090,616
12,500,000		Barnes Group, Inc. 3.375%, 03/15/27	12,218,750
38,250,000		Danaher Corp. 0.000%, 01/22/21	48,338,438
23,628,000		EnerSys‡ 3.375%, 06/01/38	24,573,120
40,000,000		Navistar International Corp. 3.000%, 10/15/14	48,250,000

			149,470,924

		Information Technology (24.3%)
5,200,000		Acer, Inc. 0.000%, 08/10/17	5,726,500
		Anixter International, Inc.
26,150,000		1.000%, 02/15/13	28,176,625
6,000,000		0.000%, 07/07/33	5,190,000
20,000,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	35,082,338
24,428,000		CACI International, Inc. 2.125%, 05/01/14	27,664,710

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Convertible Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
107,000,000		EMC Corp. 1.750%, 12/01/13	$153,143,750
10,300,000		Informatica Corp. 3.000%, 03/15/26	21,024,875
77,000,000		Intel Corp. 3.250%, 08/01/39	91,726,250
29,000,000		Itron, Inc. 2.500%, 08/01/26	32,153,750
32,000,000		Linear Technology Corp. 3.000%, 05/01/27	33,280,000
30,000,000		Microsoft Corp.* 0.000%, 06/15/13	31,575,000
46,949,000		NetApp, Inc. 1.750%, 06/01/13	81,926,005
24,305,000		ON Semiconductor Corp. 2.625%, 12/15/26	25,520,250
32,000,000		Rovi Corp.* 2.625%, 02/15/40	40,280,000
105,000,000		SanDisk Corp. 1.500%, 08/15/17	102,637,500
24,167,000		Symantec Corp. 1.000%, 06/15/13	27,218,084
14,000,000		SYNNEX Corp.* 4.000%, 05/15/18	16,765,000
		Xilinx, Inc.
45,203,000		2.625%, 06/15/17*	52,096,457
13,250,000		3.125%, 03/15/37	13,200,313

			824,387,407

		Materials (5.8%)
17,797,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	26,272,821
19,300,000		Anglo American, PLC 4.000%, 05/07/14	34,438,714
27,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	33,504,460
12,500,000		Goldcorp, Inc. 2.000%, 08/01/14	15,484,375
		Newmont Mining Corp.
24,750,000		1.250%, 07/15/14	35,423,438
22,000,000		3.000%, 02/15/12	30,635,000
9,100,000		1.625%, 07/15/17	13,149,500
8,089,000		Steel Dynamics, Inc. 5.125%, 06/15/14	9,352,906

			198,261,214

		TOTAL CONVERTIBLE BONDS (Cost $1,798,773,756)	2,072,638,617

SYNTHETIC CONVERTIBLE SECURITIES (10.0%)
Sovereign Bonds (7.9%)
30,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	30,662,930
		Federal Republic of Brazil
3,250,000	BRL	10.000%, 01/01/13	19,064,367
2,500,000	BRL	10.000%, 01/01/12	14,948,921
58,750,000	CAD	Government of Canada 2.000%, 12/01/14	58,092,166
		Government of New Zealand
22,000,000	NZD	6.000%, 04/15/15	17,760,666
19,000,000	NZD	6.500%, 04/15/13	15,307,789
42,000,000	SGD	Government of Singapore 1.375%, 10/01/14	33,381,806
		Kingdom of Norway
120,000,000	NOK	6.500%, 05/15/13	22,607,048
115,000,000	NOK	5.000%, 05/15/15	21,744,064
230,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	35,305,197

		TOTAL SOVEREIGN BONDS	268,874,954

NUMBER OF
CONTRACTS			VALUE
Purchased Options (2.1%) #

		Consumer Discretionary (0.6%)
		Amazon.com, Inc.
700		Call, 01/21/12, Strike $130.00	3,424,750
360		Call, 01/21/12, Strike $115.00	2,152,800
900		Priceline.com, Inc. Call, 01/21/12, Strike $240.00	14,116,500

			19,694,050

		Consumer Staples (0.2%)
8,500		Wal-Mart Stores, Inc. Call, 01/21/12, Strike $50.00	5,801,250

		Financials (0.3%)
5,000		Aflac, Inc. Call, 01/21/12, Strike $50.00	5,512,500
2,800		Franklin Resources, Inc. Call, 01/21/12, Strike $100.00	6,944,000

			12,456,500

		Information Technology (0.7%)
4,900		Altera Corp. Call, 01/21/12, Strike $25.00	4,091,500
900		Apple, Inc. Call, 01/21/12, Strike $240.00	7,528,500
8,800		Check Point Software Technologies, Ltd. Call, 01/21/12, Strike $40.00	5,764,000
4,297		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $60.00	5,757,980

			23,141,980

		Materials (0.3%)
3,900		Barrick Gold Corp. Call, 01/21/12, Strike $35.00	5,820,750

86	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund  Schedule of Investments October 31, 2010

NUMBER OF
CONTRACTS			VALUE
2,800		Freeport-McMoRan Copper & Gold, Inc. Call, 01/21/12, Strike $85.00	$5,999,000

			11,819,750

		TOTAL PURCHASED OPTIONS	72,913,530

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $301,913,051)	341,788,484

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (9.3%)
Consumer Staples (3.5%)
2,315,000		Archer-Daniels-Midland Company 6.250%	100,054,300
200,000		Bunge, Ltd. 4.875%	17,950,000

			118,004,300

		Energy (2.0%)
1,150,000		Apache Corp. 6.000%	67,490,625

		Financials (1.9%)
425,000		Affiliated Managers Group, Inc. 5.150%	16,468,750
226,580		Reinsurance Group of America, Inc. 5.750%	14,793,408
33,250		Wells Fargo & Company 7.500%	33,250,000

			64,512,158

		Health Care (0.3%)
7,000		Mylan, Inc. 6.500%	8,327,270

		Materials (1.6%)
602,860		Vale, SA 6.750%	55,702,854

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $269,324,504)	314,037,207

COMMON STOCKS (17.0%)

		Consumer Discretionary (2.2%)
90,000		Amazon.com, Inc.#	14,862,600
500,000		Carnival Corp.	21,585,000
425,000		Omnicom Group, Inc.	18,683,000
300,000	CHF	Swatch Group, AG	20,860,056

			75,990,656

		Energy (3.0%)
175,000		ENSCO, PLC	8,109,500
525,000		Halliburton Company	16,726,500
1,100,000		Noble Corp.	37,983,000
381,281		Whiting Petroleum Corp.#	38,295,901

			101,114,901

		Financials (1.1%)
420,000		Affiliated Managers Group, Inc.#	35,956,200

		Health Care (1.2%)
90,000		Alcon, Inc.	15,094,800
1,100,000	GBP	Shire, PLC	25,813,824

			40,908,624

		Industrials (3.4%)
800,000	CHF	ABB, Ltd.#	16,570,977
470,000		Eaton Corp.	41,750,100
525,000		Parker-Hannifin Corp.	40,188,750
225,000		United Technologies Corp.	16,823,250

			115,333,077

		Information Technology (6.1%)
6,400,000	TWD	Acer, Inc.	18,637,501
2,900,000		Applied Materials, Inc.	35,844,000
675,000	GBP	Autonomy Corp., PLC#	15,804,354
2,150,000		Cisco Systems, Inc.#	49,084,500
27,000		Google, Inc.#	16,550,730
1,250,000		Microsoft Corp.	33,300,000
850,000		QUALCOMM, Inc.	38,360,500

			207,581,585

		TOTAL COMMON STOCKS (Cost $455,414,531)	576,885,043

NUMBER OF
CONTRACTS			VALUE
PURCHASED OPTIONS (0.9%)#

		Information Technology (0.0%)
4,945		Informatica Corp. Put, 03/19/11, Strike $35.00	741,750
1,500		Xilinx, Inc. Put, 03/19/11, Strike $17.50	25,500

			767,250

		Other (0.9%)
94,000		SPDR Trust Series 1 Put, 03/19/11, Strike $107.00	28,106,000

		TOTAL PURCHASED OPTIONS (Cost $33,513,631)	28,873,250

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Convertible Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (1.4%)
45,846,654	Fidelity Prime Money Market Fund - Institutional Class (Cost $45,846,654)	$45,846,654

TOTAL INVESTMENTS (99.7%) (Cost $2,904,786,127)		3,380,069,255

OTHER ASSETS, LESS LIABILITIES (0.3%)		10,162,462

NET ASSETS (100.0%)		$3,390,231,717

FORWARD FOREIGN CURRENCY CONTRACTS

	SETTLEMENT	LOCAL	CURRENT	UNREALIZED
SHORT CONTRACTS	DATE	CURRENCY	VALUE	GAIN/LOSS
British Pound Sterling	01/20/11	74,453,000	$119,223,353	$(2,142,437)
Japanese Yen	01/20/11	1,261,766,000	15,692,234	(225,207)
New Taiwanese Dollar	01/20/11	472,015,000	15,434,882	71,524
Norwegian Krone	01/20/11	88,328,000	15,020,040	(150,880)
Swiss Franc	01/20/11	35,605,000	36,204,670	379,693

				$(2,067,307)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $306,906,804 or 9.1% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2010.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

88	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (54.0%)

	Consumer Discretionary (6.4%)
1,000,000	DIRECTV Financing Company, Inc. 4.750%, 10/01/14	$1,098,710
1,000,000	DIRECTV Holdings, LLC 3.550%, 03/15/15	1,051,332
1,500,000	Expedia, Inc.* 5.950%, 08/15/20	1,530,938
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,662,027
1,000,000	International Game Technology 7.500%, 06/15/19	1,177,426
250,000	J.C. Penney Company, Inc. 9.000%, 08/01/12	275,000
2,000,000	McDonald’s Corp. 3.500%, 07/15/20	2,052,172
500,000	NetFlix, Inc. 8.500%, 11/15/17	562,500
1,500,000	Omnicom Group, Inc. 4.450%, 08/15/20	1,543,687
500,000	Time Warner, Inc. 3.150%, 07/15/15	523,896
1,500,000	Walt Disney Company 6.375%, 03/01/12	1,612,945
2,000,000	Yum! Brands, Inc. 3.875%, 11/01/20	2,004,696

		15,095,329

	Consumer Staples (5.6%)
1,000,000	Altria Group, Inc. 9.250%, 08/06/19	1,375,198
1,000,000	Anheuser-Busch InBev, NV 3.000%, 10/15/12	1,039,910
2,000,000	Coca-Cola Company 3.625%, 03/15/14	2,162,102
1,700,000	General Mills, Inc. 5.250%, 08/15/13	1,901,095
1,000,000	Kellogg Company 4.450%, 05/30/16	1,126,524
1,500,000	Kimberly-Clark Corp. 7.500%, 11/01/18	1,962,306
1,000,000	PepsiCo, Inc. 7.900%, 11/01/18	1,342,913
1,000,000	Philip Morris International, Inc. 6.875%, 03/17/14	1,181,627
1,000,000	Sara Lee Corp. 4.100%, 09/15/20	1,005,194

		13,096,869

	Energy (5.0%)
1,000,000	ConocoPhillips 5.750%, 02/01/19	1,199,895
438,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	444,023
750,000	Frontier Oil Corp. 6.625%, 10/01/11	754,687
1,000,000	Hess Corp. 8.125%, 02/15/19	1,321,112
1,000,000	Nexen, Inc. 5.650%, 05/15/17	1,150,456
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,060,777
1,000,000	Pride International, Inc. 8.500%, 06/15/19	1,218,750
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,198,777
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	602,500
1,500,000	Transocean, Ltd. 6.000%, 03/15/18	1,628,011
1,000,000	XTO Energy, Inc. 4.625%, 06/15/13	1,100,470

		11,679,458

	Financials (5.8%)
1,000,000	Aon Corp. 5.000%, 09/30/20	1,031,614
1,000,000	Bank of America Corp. 5.650%, 05/01/18	1,054,091
1,500,000	Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,667,061
1,000,000	BlackRock, Inc. 3.500%, 12/10/14	1,064,389
250,000	CME Group Index Services, LLC* 4.400%, 03/15/18	266,382
1,000,000	CME Group, Inc. 5.750%, 02/15/14	1,138,648
1,000,000	Franklin Resources, Inc. 3.125%, 05/20/15	1,057,421
500,000	Janus Capital Group, Inc. 6.950%, 06/15/17	524,335
1,500,000	JPMorgan Chase & Company 6.000%, 10/01/17	1,709,541
2,000,000	MetLife, Inc.* 2.875%, 09/17/12	2,063,380
1,000,000	Prudential Financial, Inc. 4.750%, 09/17/15	1,091,633
1,000,000	US Bancorp 4.200%, 05/15/14	1,102,128

		13,770,623

	Health Care (6.5%)
2,000,000	Allergan, Inc. 3.375%, 09/15/20	1,994,952
500,000	Bio-Rad Laboratories, Inc. 6.125%, 12/15/14	513,125
1,500,000	Biogen Idec, Inc. 6.000%, 03/01/13	1,643,964

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Total Return Bond Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT		VALUE
2,000,000	Celgene Corp. 3.950%, 10/15/20	$1,999,118
2,000,000	Express Scripts, Inc. 5.250%, 06/15/12	2,132,508
500,000	Life Technologies Corp. 3.375%, 03/01/13	515,647
500,000	Mylan, Inc.* 7.625%, 07/15/17	552,500
1,000,000	Pfizer, Inc. 5.350%, 03/15/15	1,160,973
2,000,000	St. Jude Medical, Inc. 3.750%, 07/15/14	2,158,298
1,500,000	Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,576,180
1,000,000	Zimmer Holdings, Inc. 4.625%, 11/30/19	1,080,739

		15,328,004

	Industrials (6.4%)
1,500,000	Eaton Corp. 5.750%, 07/15/12	1,622,582
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,659,666
	Goodrich Corp.
1,500,000	6.125%, 03/01/19	1,784,020
1,000,000	3.600%, 02/01/21	995,332
1,000,000	ITT Corp. 6.125%, 05/01/19	1,172,595
1,500,000	Joy Global, Inc. 6.000%, 11/15/16	1,650,796
1,000,000	Northrop Grumman Corp. 3.700%, 08/01/14	1,079,019
	Parker-Hannifin Corp.
1,495,000	5.500%, 05/15/18	1,733,734
1,000,000	3.500%, 09/15/22	1,010,386
500,000	Tyco International, Ltd. 8.500%, 01/15/19	661,743
1,500,000	United Parcel Service, Inc. 3.875%, 04/01/14	1,644,251

		15,014,124

	Information Technology (10.8%)
1,000,000	Adobe Systems, Inc. 3.250%, 02/01/15	1,051,646
	Agilent Technologies, Inc.
1,500,000	5.500%, 09/14/15	1,693,468
500,000	6.500%, 11/01/17	577,885
500,000	2.500%, 07/15/13	510,931
2,000,000	Amphenol Corp. 4.750%, 11/15/14	2,177,628
	Brocade Communications Systems, Inc.
500,000	6.625%, 01/15/18	535,000
100,000	6.875%, 01/15/20	108,000
1,000,000	CA, Inc. 5.375%, 12/01/19	1,085,142
2,000,000	Cisco Systems, Inc. 5.500%, 02/22/16	2,370,888
1,500,000	Corning, Inc. 4.250%, 08/15/20	1,569,006
2,000,000	eBay, Inc. 3.250%, 10/15/20	1,975,064
2,000,000	Hewlett-Packard Company 2.125%, 09/13/15	2,029,638
1,050,000	International Business Machines Corp. 2.100%, 05/06/13	1,087,851
1,000,000	Jabil Circuit, Inc. 7.750%, 07/15/16	1,157,500
	Lexmark International, Inc.
1,500,000	6.650%, 06/01/18	1,678,947
500,000	5.900%, 06/01/13	543,847
1,500,000	National Semiconductor Corp. 3.950%, 04/15/15	1,581,007
1,500,000	Oracle Corp. 3.750%, 07/08/14	1,636,059
1,000,000	Seagate Technology* 6.875%, 05/01/20	1,025,000
1,000,000	Xerox Corp. 4.250%, 02/15/15	1,077,936

		25,472,443

	Materials (5.0%)
1,000,000	Allegheny Technologies, Inc. 9.375%, 06/01/19	1,202,401
1,000,000	Anglo American, PLC* 9.375%, 04/08/14	1,229,205
1,000,000	Barrick Gold Corp. 6.950%, 04/01/19	1,276,366
1,500,000	BHP Billiton, Ltd. 6.500%, 04/01/19	1,862,938
1,000,000	Dow Chemical Company 4.850%, 08/15/12	1,063,158
500,000	Mosaic Company* 7.375%, 12/01/14	517,887
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,704,233
750,000	Sealed Air Corp. 7.875%, 06/15/17	824,726
1,000,000	Vale Capital, Ltd. 5.625%, 09/15/19	1,123,349
1,000,000	Vale Overseas, Ltd. 4.625%, 09/15/20	1,040,304

		11,844,567

	Telecommunication Services (1.4%)
1,000,000	AT&T, Inc. 5.800%, 02/15/19	1,195,134

90	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
2,000,000		Cellco Partnership / Verizon Wireless Capital, LLC 3.750%, 05/20/11	$2,035,350

			3,230,484

		Utilities (1.1%)
2,000,000		Consolidated Edison Company of New York, Inc. 6.650%, 04/01/19	2,498,700

		TOTAL CORPORATE BONDS (Cost $117,162,352)	127,030,601

SOVEREIGN BONDS (18.8%)
8,900,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	9,096,669
200,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,195,914
8,150,000	CAD	Government of Canada 3.000%, 06/01/14	8,351,932
11,350,000	NZD	Government of New Zealand 6.000%, 04/15/15	9,162,889
50,000,000	NOK	Kingdom of Norway 6.000%, 05/16/11	8,706,067
50,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	7,797,843

		TOTAL SOVEREIGN BONDS (Cost $40,970,057)	44,311,314

U.S. GOVERNMENT AND AGENCY SECURITIES (16.5%)
3,000,000		Federal National Mortgage Association 2.125%, 01/25/13	3,010,272
		United States Treasury Note
10,000,000		0.750%, 11/30/11	10,053,910
9,000,000		1.000%, 12/31/11	9,076,995
7,000,000		1.875%, 06/15/12	7,179,102
5,000,000		2.625%, 07/31/14	5,344,530
4,000,000		1.000%, 07/31/11	4,023,295

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $38,167,164)	38,688,104

ASSET BACKED SECURITY (0.5%)
1,000,000		Ford Credit Auto Owner Trust 4.500%, 07/15/14 (Cost $999,920)	1,073,532

RESIDENTIAL MORTGAGE BACKED SECURITIES (7.2%)
		Federal National Mortgage Association
3,677,347		6.000%, 06/01/37	4,027,023
3,610,825		5.000%, 02/01/39	3,885,748
2,404,693		5.617%, 11/01/37‡	2,556,920
2,203,589		5.500%, 06/01/37	2,368,022
1,202,458		4.673%, 05/01/38‡	1,265,755
1,008,369		6.500%, 03/01/38	1,113,707
937,356		6.000%, 05/01/37	1,026,489
587,236		6.500%, 06/01/36	653,057

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $15,951,222)	16,896,721

NUMBER OF
SHARES			VALUE
SHORT TERM INVESTMENT (1.2%)
2,919,134		Fidelity Prime Money Market Fund - Institutional Class (Cost $2,919,134)	2,919,134

TOTAL INVESTMENTS (98.2%) (Cost $216,169,849)			230,919,406

OTHER ASSETS, LESS LIABILITIES (1.8%)			4,210,846

NET ASSETS (100.0%)			$235,130,252

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $4,111,467 or 1.7% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2010.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	91

High Yield Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
CORPORATE BONDS (81.5%)

		Consumer Discretionary (11.2%)
		General Motors Corp.**
2,500,000		7.200%, 01/15/11	$881,250
200,000		7.125%, 07/15/13	71,000
1,500,000		Goodyear Tire & Rubber Company 8.250%, 08/15/20	1,605,000
3,000,000		Hanesbrands, Inc. 8.000%, 12/15/16	3,262,500
4,000,000		Jarden Corp. 7.500%, 05/01/17	4,275,000
2,000,000		Liberty Media Corp. 8.250%, 02/01/30	2,012,500
2,600,000		Live Nation Entertainment, Inc.* 8.125%, 05/15/18	2,691,000
2,800,000		NetFlix, Inc. 8.500%, 11/15/17	3,150,000
		Royal Caribbean Cruises, Ltd.
2,750,000		7.500%, 10/15/27	2,770,625
1,000,000		7.250%, 03/15/18	1,092,500
		Service Corp. International
2,750,000		7.500%, 04/01/27	2,729,375
2,500,000		8.000%, 11/15/21	2,737,500
500,000		Sotheby’s 7.750%, 06/15/15	532,500
2,500,000		Speedway Motorsports, Inc. 8.750%, 06/01/16	2,737,500
1,000,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	1,506,210
3,720,000		Wynn Las Vegas, LLC* 7.750%, 08/15/20	4,054,800

			36,109,260

		Consumer Staples (1.2%)
610,000		Del Monte Foods Company 7.500%, 10/15/19	672,525
3,000,000		Smithfield Foods, Inc. 7.750%, 05/15/13	3,161,250

			3,833,775

		Energy (17.8%)
		Arch Coal, Inc.
1,700,000		8.750%, 08/01/16	1,916,750
1,070,000		7.250%, 10/01/20	1,177,000
2,800,000		ATP Oil & Gas Corp.* 11.875%, 05/01/15	2,569,000
		Berry Petroleum Company
1,850,000		10.250%, 06/01/14	2,143,688
1,150,000		8.250%, 11/01/16	1,219,000
2,666,000		Brigham Exploration Company* 8.750%, 10/01/18	2,892,610
2,775,000		Bristow Group, Inc. 7.500%, 09/15/17	2,892,937
2,000,000		Carrizo Oil & Gas, Inc.*† 8.625%, 10/15/18	2,012,500
2,000,000		Chesapeake Energy Corp. 9.500%, 02/15/15	2,330,000
2,900,000		Complete Production Services, Inc. 8.000%, 12/15/16	3,066,750
2,850,000		Comstock Resources, Inc. 8.375%, 10/15/17	2,964,000
2,920,000		Concho Resources, Inc. 8.625%, 10/01/17	3,175,500
1,500,000		EXCO Resources, Inc. 7.500%, 09/15/18	1,485,000
5,750,000		Frontier Oil Corp. 8.500%, 09/15/16	6,080,625
1,390,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	1,445,600
3,045,000		Holly Corp. 9.875%, 06/15/17	3,349,500
2,600,000		Mariner Energy, Inc. 11.750%, 06/30/16	3,282,500
		Petroplus Holdings, AG*
2,250,000		9.375%, 09/15/19	2,171,250
1,000,000		7.000%, 05/01/17	920,000
700,000		6.750%, 05/01/14	672,000
1,800,000		Pride International, Inc. 8.500%, 06/15/19	2,193,750
		Swift Energy Company
2,875,000		7.125%, 06/01/17	2,918,125
2,660,000		8.875%, 01/15/20	2,886,100
1,430,000		Whiting Petroleum Corp. 6.500%, 10/01/18	1,540,825

			57,305,010

		Financials (5.1%)
4,000,000		Janus Capital Group, Inc. 6.950%, 06/15/17	4,194,680
		Leucadia National Corp.
5,370,000		8.125%, 09/15/15	5,886,862
1,154,000		7.125%, 03/15/17	1,192,948
2,800,000		Nuveen Investments, Inc. 10.500%, 11/15/15	2,940,000
		OMEGA Healthcare Investors, Inc.
1,790,000		7.500%, 02/15/20*	1,937,675
350,000		7.000%, 04/01/14	358,750

			16,510,915

		Health Care (6.7%)
2,800,000		Alere, Inc. 7.875%, 02/01/16	2,947,000
		Bio-Rad Laboratories, Inc.
2,500,000		7.500%, 08/15/13	2,550,000
1,765,000		8.000%, 09/15/16	1,937,088
2,500,000		Community Health Systems, Inc. 8.875%, 07/15/15	2,681,250

92	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Yield Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
1,954,000		DaVita, Inc. 6.625%, 11/01/20	$2,015,062
1,500,000		HealthSouth Corp. 7.250%, 10/01/18	1,567,500
		Mylan, Inc.*
700,000		7.875%, 07/15/20	784,000
690,000		7.625%, 07/15/17	762,450
1,300,000		Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	1,462,500
1,600,000		Valeant Pharmaceuticals International* 6.750%, 10/01/17	1,674,000
3,000,000		Warner Chilcott Company, LLC* 7.750%, 09/15/18	3,135,000

			21,515,850

		Industrials (16.9%)
		BE Aerospace, Inc.
3,300,000		8.500%, 07/01/18	3,704,250
187,000		6.875%, 10/01/20	199,623
		Belden, Inc.
3,050,000		7.000%, 03/15/17	3,111,000
275,000		9.250%, 06/15/19	305,594
1,125,000		Clean Harbors, Inc. 7.625%, 08/15/16	1,193,906
3,665,000		Deluxe Corp. 7.375%, 06/01/15	3,829,925
1,140,000		Esterline Technologies Corp.* 7.000%, 08/01/20	1,216,950
1,325,000		FTI Consulting, Inc. 7.750%, 10/01/16	1,409,469
1,000,000		Gardner Denver, Inc. 8.000%, 05/01/13	1,025,000
2,425,000		General Cable Corp. 7.125%, 04/01/17	2,497,750
2,131,000		GeoEye, Inc. 8.625%, 10/01/16	2,242,877
1,850,000		Interline Brands, Inc. 8.125%, 06/15/14	1,930,937
1,075,000		Joy Global, Inc. 6.625%, 11/15/36	1,097,860
2,005,000		Kansas City Southern 13.000%, 12/15/13	2,436,075
		Oshkosh Corp.
3,970,000		8.500%, 03/01/20	4,416,625
590,000		8.250%, 03/01/17	647,525
5,300,000		Spirit AeroSystems Holdings, Inc. 7.500%, 10/01/17	5,591,500
1,000,000		SPX Corp. 7.625%, 12/15/14	1,115,000
		Terex Corp.
1,730,000		7.375%, 01/15/14	1,768,925
800,000		8.000%, 11/15/17	802,000
3,000,000		Titan International, Inc.* 7.875%, 10/01/17	3,135,000
3,050,000		Triumph Group, Inc. 8.000%, 11/15/17	3,164,375
3,400,000		Tutor Perini Corp.* 7.625%, 11/01/18	3,468,000
4,025,000		WESCO Distribution, Inc.~ 7.500%, 10/15/17	4,125,625

			54,435,791

		Information Technology (8.9%)
		Advanced Micro Devices, Inc.
3,250,000		7.750%, 08/01/20*	3,461,250
1,140,000		8.125%, 12/15/17	1,236,900
		Amkor Technology, Inc.
3,300,000		9.250%, 06/01/16	3,555,750
2,400,000		7.375%, 05/01/18*	2,508,000
800,000		Anixter International, Inc. 5.950%, 03/01/15	800,000
1,020,000		Equinix, Inc. 8.125%, 03/01/18	1,086,300
4,280,000		Jabil Circuit, Inc. 8.250%, 03/15/18	5,039,700
738,000		Lexmark International, Inc. 6.650%, 06/01/18	826,042
5,800,000		Seagate Technology* 6.875%, 05/01/20	5,945,000
1,250,000		ViaSat, Inc. 8.875%, 09/15/16	1,365,625
2,675,000		Xerox Corp.~ 8.000%, 02/01/27	2,750,176

			28,574,743

		Materials (6.7%)
400,000		Airgas, Inc.* 7.125%, 10/01/18	444,000
500,000		Allegheny Ludlum Corp. 6.950%, 12/15/25	515,500
720,000		Ashland, Inc. 9.125%, 06/01/17	833,400
1,493,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	1,448,210
100,000		Clearwater Paper Corp.* 7.125%, 11/01/18	105,000
3,700,000		Greif, Inc. 7.750%, 08/01/19	4,051,500
		Nalco Holding Company
1,740,000		8.250%, 05/15/17	1,946,625
500,000	EUR	9.000%, 11/15/13	709,818
2,250,000		Neenah Paper, Inc. 7.375%, 11/15/14	2,289,375
2,760,000		Silgan Holdings, Inc. 7.250%, 08/15/16	2,956,650
		Steel Dynamics, Inc.
2,300,000		7.750%, 04/15/16	2,466,750
500,000		7.625%, 03/15/20*	538,750

See accompanying Notes to Schedule of Investments	www.calamos.com	93

High Yield Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
2,000,000		Texas Industries, Inc.* 9.250%, 08/15/20	$2,115,000
		Union Carbide Corp.
645,000		7.875%, 04/01/23	685,067
350,000		7.500%, 06/01/25	365,689

			21,471,334

		Telecommunication Services (5.6%)
		Frontier Communications Corp.
2,850,000		8.250%, 04/15/17	3,263,250
2,500,000		7.875%, 01/15/27	2,625,000
100,000		9.000%, 08/15/31	112,000
125,000		MetroPCS Wireless, Inc. 7.875%, 09/01/18	134,688
3,000,000		Qwest Communications International, Inc. 7.750%, 02/15/31	3,135,000
5,535,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	5,659,537
3,000,000		Windstream Corp.* 7.750%, 10/15/20	3,195,000

			18,124,475

		Utilities (1.4%)
4,150,000		Edison Mission Energy 7.500%, 06/15/13	4,067,000
1,000,000		Energy Future Holdings Corp. 10.250%, 11/01/15	625,000

			4,692,000

		TOTAL CORPORATE BONDS (Cost $245,523,698)	262,573,153

CONVERTIBLE BONDS (4.3%)

		Energy (0.5%)
2,300,000		Global Industries, Ltd. 2.750%, 08/01/27	1,690,500

		Materials (3.8%)
2,900,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	3,533,197
3,770,000		Newmont Mining Corp. 3.000%, 02/15/12	5,249,725
		Sino-Forest Corp.*
1,500,000		5.000%, 08/01/13	1,830,000
1,160,000		4.250%, 12/15/16	1,390,550

			12,003,472

		TOTAL CONVERTIBLE BONDS (Cost $11,959,806)	13,693,972

SOVEREIGN BONDS (1.2%)
		Federal Republic of Brazil
500,000	BRL	10.000%, 01/01/12	2,989,784
130,000	BRL	10.000%, 01/01/13	762,575

		TOTAL SOVEREIGN BONDS (Cost $3,633,455)	3,752,359

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (7.9%)

		Consumer Staples (2.3%)
142,000		Archer-Daniels-Midland Company 6.250%	6,137,240
14,000		Bunge, Ltd. 4.875%	1,256,500

			7,393,740

		Energy (0.5%)
30,000		Apache Corp. 6.000%	1,760,625

		Financials (3.7%)
160,000		Affiliated Managers Group, Inc. 5.150%	6,200,000
2,950		Bank of America Corp. 7.250%	2,793,650
2,850		Wells Fargo & Company 7.500%	2,850,000

			11,843,650

		Health Care (0.9%)
2,500		Mylan, Inc. 6.500%	2,974,025

		Materials (0.5%)
17,000		Vale, SA 6.750%	1,542,240

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $19,641,337)	25,514,280

NUMBER OF
UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITIES (2.1%) +*

		Energy (1.2%)
29,000		BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	1,356,330
14,000		Deutsche Bank, AG (Apache Corp.) 12.000%, 12/21/10	1,358,700
21,000		JPMorgan Chase & Company (Devon Energy Corp.) 12.000%, 02/02/11	1,349,460

			4,064,490

94	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Yield Fund  Schedule of Investments October 31, 2010

NUMBER OF
UNITS		VALUE
	Information Technology (0.9%)
35,000	Barclays Capital, Inc. (QUALCOMM, Inc.) 12.000%, 01/22/11	$1,429,050
33,600	Deutsche Bank, AG (SanDisk Corp.) 12.000%, 01/24/11	1,377,264

		2,806,314

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $6,525,336)	6,870,804

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.1%)#

	Other (0.1%)
	S & P 500 Index
135	Put, 11/20/10, Strike $1,040.00	15,862
	SPDR Trust Series 1
3,650	Put, 12/18/10, Strike $108.00	332,150

	TOTAL PURCHASED OPTIONS (Cost $2,807,798)	348,012

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (4.0%)
12,773,380	Fidelity Prime Money Market Fund - Institutional Class (Cost $12,773,380)	12,773,380

TOTAL INVESTMENTS (101.1%) (Cost $302,864,810)		325,525,960

LIABILITIES, LESS OTHER ASSETS (-1.1%)		(3,535,853)

NET ASSETS (100.0%)		$321,990,107

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $19,766,054 or 6.1% of net assets.

**	General Motors filed for bankruptcy on June 1, 2009 and the bankruptcy plan transferred the assets and liabilities of the company into one of four trusts. The General Unsecured Creditors Trust will resolve the outstanding claims and distribute common stock and warrants of the new General Motors in lieu of cash proceeds.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $6,181,831.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	95

Market Neutral Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT		VALUE
CONVERTIBLE BONDS (27.5%)

	Consumer Discretionary (3.0%)
3,600,000	D.R. Horton, Inc. 2.000%, 05/15/14	$3,879,000
10,500,000	Gaylord Entertainment Company* 3.750%, 10/01/14	14,660,625
10,750,000	Interpublic Group of Companies, Inc.~ 4.250%, 03/15/23	11,905,625
8,000,000	JAKKS Pacific, Inc.* 4.500%, 11/01/14	11,100,000
4,500,000	MGM Resorts International* 4.250%, 04/15/15	4,325,625
6,300,000	Sotheby’s 3.125%, 06/15/13	8,969,625
4,800,000	Virgin Media, Inc. 6.500%, 11/15/16	7,680,000

		62,520,500

	Consumer Staples (0.9%)
10,800,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	11,623,500
7,000,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	8,242,500

		19,866,000

	Energy (0.9%)
7,219,000	Alpha Natural Resources, Inc.~ 2.375%, 04/15/15	8,491,349
9,310,000	James River Coal Company* 4.500%, 12/01/15	9,379,825

		17,871,174

	Financials (1.5%)
7,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	7,385,000
12,700,000	Jefferies Group, Inc. 3.875%, 11/01/29	13,033,375
8,000,000	Knight Capital Group, Inc.* 3.500%, 03/15/15	7,465,000
4,000,000	PHH Corp. 4.000%, 09/01/14	4,135,000

		32,018,375

	Health Care (5.3%)
4,600,000	AMERIGROUP Corp. 2.000%, 05/15/12	5,301,500
6,700,000	Beckman Coulter, Inc. 2.500%, 12/15/36	7,085,250
6,575,000	BioMarin Pharmaceutical, Inc. 1.875%, 04/23/17	9,188,562
12,460,000	Cephalon, Inc.~ 2.500%, 05/01/14	14,718,375
19,500,000	Charles River Laboratories International, Inc.~ 2.250%, 06/15/13	19,280,625
4,800,000	Cubist Pharmaceuticals, Inc. 2.500%, 11/01/17	4,866,000
	Gilead Sciences, Inc.
6,900,000	0.500%, 05/01/11	7,434,750
1,800,000	0.625%, 05/01/13	2,103,750
6,800,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	6,791,500
9,900,000	Mylan, Inc. 1.250%, 03/15/12	10,555,875
3,000,000	NuVasive, Inc. 2.250%, 03/15/13	2,947,500
10,000,000	Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	10,387,500
9,000,000	PSS World Medical, Inc.* 3.125%, 08/01/14	11,430,000

		112,091,187

	Industrials (3.0%)
4,700,000	AGCO Corp. - Series B 1.750%, 12/31/33	8,965,250
19,100,000	Alliant Techsystems, Inc.~ 2.750%, 09/15/11	19,458,125
9,800,000	Covanta Holding Corp. 3.250%, 06/01/14	11,135,250
4,700,000	Genco Shipping & Trading, Ltd. 5.000%, 08/15/15	5,217,000
12,400,000	General Cable Corp.~ 0.875%, 11/15/13	11,377,000
6,200,000	WESCO International, Inc. 2.625%, 10/15/25	6,641,750

		62,794,375

	Information Technology (8.9%)
15,900,000	Alliance Data Systems Corp.~ 1.750%, 08/01/13	16,158,375
5,000,000	Cadence Design Systems, Inc.* 2.625%, 06/01/15	6,450,000
	Ciena Corp.
7,000,000	4.000%, 03/15/15*	7,166,250
6,400,000	0.875%, 06/15/17	4,632,000
5,000,000	3.750%, 10/15/18*	4,825,000
15,500,000	CommScope, Inc.~ 3.250%, 07/01/15	20,382,500
8,625,000	Comtech Telecommunications Corp.* 3.000%, 05/01/29	9,476,719
5,000,000	Digital River, Inc.*† 2.000%, 11/01/30	5,050,000
20,800,000	EMC Corp. 1.750%, 12/01/11	28,210,000
	Equinix, Inc.
9,300,000	3.000%, 10/15/14	9,509,250

96	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
3,000,000		4.750%, 06/15/16	$3,798,750
2,750,000		FEI Company~ 2.875%, 06/01/13	2,904,688
10,000,000		GSI Commerce, Inc. 2.500%, 06/01/27	11,025,000
5,250,000		Lawson Software Americas, Inc.~ 2.500%, 04/15/12	5,414,062
7,350,000		Macrovision Solutions Corp. 2.625%, 08/15/11	13,303,500
5,750,000		Micron Technology, Inc.
		1.875%, 06/01/27	5,599,062
5,700,000		SanDisk Corp. 1.500%, 08/15/17	5,571,750
5,860,000		Take-Two Interactive Software, Inc. 4.375%, 06/01/14	7,237,100
9,179,000		Tech Data Corp. 2.750%, 12/15/26	9,546,160
3,300,000		TTM Technologies, Inc. 3.250%, 05/15/15	3,316,500
3,000,000		Verigy, Ltd. 5.250%, 07/15/14	3,273,750
4,200,000		VeriSign, Inc.~ 3.250%, 08/15/37	4,861,500

			187,711,916

		Materials (2.8%)
17,000,000		Goldcorp, Inc. 2.000%, 08/01/14	21,058,750
8,550,000		Jaguar Mining, Inc.* 4.500%, 11/01/14	7,577,438
3,000,000		Kaiser Aluminum Corp.* 4.500%, 04/01/15	3,492,900
17,200,000		Kinross Gold Corp.~ 1.750%, 03/15/28	17,522,500
7,200,000		Steel Dynamics, Inc. 5.125%, 06/15/14	8,325,000

			57,976,588

		Telecommunication Services (1.2%)
11,500,000		SBA Communications Corp. 1.875%, 05/01/13	12,779,375
11,300,000		tw telecom, Inc. 2.375%, 04/01/26	13,221,000

			26,000,375

		TOTAL CONVERTIBLE BONDS (Cost $539,595,573)	578,850,490

U.S. GOVERNMENT AND AGENCY SECURITIES (9.9%)
		United States Treasury Note
100,000,000		3.500%, 05/15/20	107,867,700
100,000,000		2.625%, 08/15/20	100,109,400

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $204,306,430)	207,977,100

SYNTHETIC CONVERTIBLE SECURITIES (9.0%)
Corporate Bonds (2.2%)

		Consumer Discretionary (0.2%)
4,500,000		Jarden Corp. 8.000%, 05/01/16	4,989,375

		Energy (0.6%)
1,847,000		Arch Western Finance, LLC 6.750%, 07/01/13	1,874,705
7,000,000		Bristow Group, Inc. 6.125%, 06/15/13	7,105,000
3,000,000		Superior Energy Services, Inc.~ 6.875%, 06/01/14	3,045,000

			12,024,705

		Health Care (0.4%)
7,674,000		Bio-Rad Laboratories, Inc. 6.125%, 12/15/14	7,875,443

		Industrials (0.3%)
2,000,000		Deluxe Corp. 5.000%, 12/15/12	2,015,000
4,300,000		Trinity Industries, Inc.~ 6.500%, 03/15/14	4,418,250

			6,433,250

		Information Technology (0.6%)
5,160,000		Anixter International, Inc. 5.950%, 03/01/15	5,160,000
5,000,000		Flextronics International, Ltd. 6.250%, 11/15/14	5,118,750
2,000,000		Jabil Circuit, Inc. 7.750%, 07/15/16	2,315,000

			12,593,750

		Materials (0.1%)
3,000,000		Silgan Holdings, Inc.~ 7.250%, 08/15/16	3,213,750

		TOTAL CORPORATE BONDS	47,130,273

Sovereign Bonds (6.0%)
		Commonwealth of Australia
20,750,000	AUD	5.750%, 04/15/12	20,594,163
5,000,000	AUD	4.750%, 11/15/12	4,888,694
1,800,000	BRL	Federal Republic of Brazil 10.000%, 01/01/13	10,558,726
		Government of Canada
10,000,000	CAD	1.500%, 06/01/12	9,829,983
5,000,000	CAD	1.750%, 03/01/13	4,933,033
5,000,000	CAD	1.250%, 12/01/11	4,904,353
27,000,000	NZD	Government of New Zealand 6.000%, 11/15/11	21,094,236
		Government of Singapore
14,000,000	SGD	1.625%, 04/01/13	11,105,538
7,000,000	SGD	1.375%, 10/01/14	5,563,634

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Market Neutral Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT			VALUE
110,000,000	NOK	Kingdom of Norway 5.000%, 05/15/15	$20,798,670
80,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	12,280,069

		TOTAL SOVEREIGN BONDS	126,551,099

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.8%)#

		Consumer Staples (0.1%)
2,400	CHF	Nestle, SA Call, 12/16/11, Strike 52.00	1,014,583

		Information Technology (0.4%)
2,000	EUR	ASML Holding, NV Call, 12/16/11, Strike 24.00	861,524
1,400		Baidu.com, Inc. Call, 01/21/12, Strike $70.00	6,737,500
800		Infosys Technologies, Ltd. Call, 01/21/12, Strike $60.00	1,060,000
3,000		NVIDIA Corp. Call, 01/21/12, Strike $12.50	645,000

			9,304,024

		Materials (0.3%)
410	GBP	Anglo American, PLC Call, 06/15/12, Strike 2,400.00	5,488,933

		TOTAL PURCHASED OPTIONS	15,807,540

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $174,985,939)	189,488,912

NUMBER OF
SHARES			VALUE
COMMON STOCKS (49.7%)

		Consumer Discretionary (3.6%)
114,500		Amazon.com, Inc.#	18,908,530
126,000		Carnival Corp.	5,439,420
69,000		Coach, Inc.	3,450,000
273,500		Comcast Corp. - Class A	5,628,630
310,000		Home Depot, Inc.	9,572,800
80,000		McDonald’s Corp.	6,221,600
43,700		Nike, Inc. - Class B	3,558,928
15,000		Priceline.com, Inc.#	5,652,150
210,000		Starbucks Corp.	5,980,800
85,000		Target Corp.	4,414,900
198,300		Walt Disney Company	7,160,613

			75,988,371

		Consumer Staples (5.5%)
440,000		Coca-Cola Company	26,980,800
24,300		Colgate-Palmolive Company	1,874,016
135,000		Kimberly-Clark Corp.	8,550,900
160,800		PepsiCo, Inc.	10,500,240
269,500		Philip Morris International, Inc.	15,765,750
422,800		Procter & Gamble Company	26,877,396
474,500		Wal-Mart Stores, Inc.	25,703,665

			116,252,767

		Energy (6.0%)
117,500		Apache Corp.	11,869,850
207,500		Chevron Corp.	17,141,575
153,000		ConocoPhillips	9,088,200
270,200		Devon Energy Corp.	17,568,404
520,820		Exxon Mobil Corp.	34,618,905
219,000		Halliburton Company	6,977,340
85,000		Marathon Oil Corp.	3,023,450
210,000		Occidental Petroleum Corp.	16,512,300
125,000		Schlumberger, Ltd.	8,736,250

			125,536,274

		Financials (6.7%)
149,000		Aflac, Inc.	8,327,610
225,900		Bank of America Corp.	2,584,296
150,000		Berkshire Hathaway, Inc. - Class B#	11,934,000
170,000		Chubb Corp.	9,863,400
14,250		CME Group, Inc.	4,127,513
52,600		Franklin Resources, Inc.	6,033,220
35,000		Goldman Sachs Group, Inc.	5,633,250
537,700		JPMorgan Chase & Company	20,233,651
434,140		MetLife, Inc.	17,508,866
170,000		Prudential Financial, Inc.	8,938,600
115,000		T. Rowe Price Group, Inc.	6,356,050
150,000		Travelers Companies, Inc.	8,280,000
627,500		US Bancorp	15,172,950
625,000		Wells Fargo & Company	16,300,000

			141,293,406

		Health Care (6.2%)
257,800		Abbott Laboratories	13,230,296
214,000		Amgen, Inc.#	12,238,660
120,200		Bristol-Myers Squibb Company	3,233,380
140,000		Celgene Corp.#	8,689,800
538,750		Johnson & Johnson	34,302,213
405,000		Medtronic, Inc.	14,260,050
344,200		Merck & Company, Inc.	12,487,576
693,600		Pfizer, Inc.	12,068,640
115,000		Stryker Corp.	5,691,350
155,000		Thermo Fisher Scientific, Inc.#	7,970,100
150,000		UnitedHealth Group, Inc.	5,407,500

			129,579,565

98	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
	Industrials (5.1%)
239,000	3M Company	$20,128,580
185,000	Caterpillar, Inc.	14,541,000
75,000	Eaton Corp.	6,662,250
60,000	Emerson Electric Company	3,294,000
58,000	FedEx Corp.	5,087,760
727,500	General Electric Company	11,654,550
229,000	Honeywell International, Inc.	10,788,190
45,000	Union Pacific Corp.	3,945,600
82,500	United Parcel Service, Inc.	5,555,550
345,000	United Technologies Corp.	25,795,650

		107,453,130

	Information Technology (12.0%)
183,250	Apple, Inc.~#	55,134,427
1,225,000	Cisco Systems, Inc.#	27,966,750
95,000	Cognizant Technology Solutions Corp.#	6,193,050
150,000	Corning, Inc.	2,742,000
175,000	Dell, Inc.#	2,516,500
120,000	eBay, Inc.#	3,577,200
71,400	Google, Inc.#	43,767,486
138,400	Hewlett-Packard Company	5,821,104
1,365,500	Intel Corp.	27,405,585
94,200	International Business Machines Corp.	13,527,120
1,053,400	Microsoft Corp.	28,062,576
979,500	Oracle Corp.	28,797,300
167,100	QUALCOMM, Inc.	7,541,223

		253,052,321

	Materials (1.9%)
123,000	E.I. du Pont de Nemours and Company	5,815,440
145,000	Freeport-McMoRan Copper & Gold, Inc.	13,728,600
52,000	Monsanto Company	3,089,840
169,000	Newmont Mining Corp.	10,287,030
90,000	Nucor Corp.	3,439,800
45,000	PPG Industries, Inc.~	3,451,500

		39,812,210

	Telecommunication Services (1.2%)
535,100	AT&T, Inc.	15,250,350
335,000	Verizon Communications, Inc.	10,877,450

		26,127,800

	Utilities (1.5%)
215,000	Dominion Resources, Inc.	9,343,900
244,600	Duke Energy Corp.	4,454,166
55,000	Entergy Corp.	4,099,150
117,000	Exelon Corp.	4,775,940
90,000	NextEra Energy, Inc.	4,953,600
92,000	PG&E Corp.	4,399,440

		32,026,196

	TOTAL COMMON STOCKS (Cost $1,085,635,808)	1,047,122,040

NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTIONS (0.5%) #

	Consumer Discretionary (0.0%)
720	Dr Horton, Inc. Put, 01/22/11, Strike $6.00	4,320
1,500	MGM Resorts International Put, 01/22/11, Strike $7.50	26,250

		30,570

	Materials (0.0%)
1,370	Jaguar Mining, Inc. Put, 03/19/11, Strike $5.00	41,100

	Other (0.5%)
	S & P 500 Index
900	Put, 03/19/11, Strike $1,125.00	3,978,000
750	Put, 01/22/11, Strike $1,025.00	746,250
600	Put, 01/22/11, Strike $1,100.00	1,266,000
500	Put, 11/20/10, Strike $1,050.00	71,250
500	Put, 12/18/10, Strike $1,100.00	577,500
500	Put, 12/18/10, Strike $1,150.00	1,130,000
500	Put, 03/19/11, Strike $1,100.00	1,850,000
400	Put, 11/20/10, Strike $1,025.00	35,000
250	Put, 01/22/11, Strike $1,000.00	193,750

		9,847,750

	TOTAL PURCHASED OPTIONS (Cost $23,375,135)	9,919,420

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (3.2%)
68,340,855	Fidelity Prime Money Market Fund - Institutional Class (Cost $68,340,855)	68,340,855

TOTAL INVESTMENTS (99.8%) (Cost $2,096,239,740)		2,101,698,817

OTHER ASSETS, LESS LIABILITIES (0.2%)		4,135,368

NET ASSETS (100.0%)		$2,105,834,185

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Market Neutral Income Fund  Schedule of Investments October 31, 2010

PRINCIPAL
AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES SOLD SHORT (-9.5%) #
	United States Treasury Note
(150,000,000)	0.625%, 07/31/12	$(150,791,400)
(50,000,000)	0.375%, 09/30/12	(50,043,000)

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES SOLD SHORT (Proceeds $200,222,354)	(200,834,400)

NUMBER OF
SHARES		VALUE
COMMON STOCKS SOLD SHORT (-13.7%)#

	Consumer Discretionary (-1.7%)
(152,700)	D.R. Horton, Inc.	(1,594,188)
(290,200)	Gaylord Entertainment Company	(9,675,268)
(397,400)	Interpublic Group of Companies, Inc.	(4,113,090)
(402,500)	JAKKS Pacific, Inc.	(7,587,125)
(112,100)	MGM Resorts International	(1,225,253)
(140,600)	Sotheby’s	(6,163,904)
(195,000)	Virgin Media, Inc.	(4,958,850)

		(35,317,678)

	Consumer Staples (-0.6%)
(82,000) CHF	Nestle, SA	(4,491,509)
(236,100)	Smithfield Foods, Inc.	(3,954,675)
(250,900)	Tyson Foods, Inc. - Class A	(3,901,495)

		(12,347,679)

	Energy (-0.4%)
(94,100)	Alpha Natural Resources, Inc.	(4,250,497)
(255,385)	James River Coal Company	(4,420,714)

		(8,671,211)

	Financials (-0.5%)
(21,140)	Affiliated Managers Group, Inc.	(1,809,795)
(154,050)	Jefferies Group, Inc.	(3,686,417)
(196,900)	Knight Capital Group, Inc.	(2,565,607)
(111,700)	PHH Corp.	(2,152,459)

		(10,214,278)

	Health Care (-2.1%)
(65,500)	AMERIGROUP Corp.	(2,733,315)
(289,700)	BioMarin Pharmaceutical, Inc.	(7,578,552)
(125,500)	Cephalon, Inc.	(8,338,220)
(128,125)	Charles River Laboratories International, Inc.	(4,198,656)
(100,000)	Cubist Pharmaceuticals, Inc.	(2,328,000)
(109,500)	Gilead Sciences, Inc.	(4,343,865)
(60,850)	LifePoint Hospitals, Inc.	(2,064,032)
(92,700)	Mylan, Inc.	(1,883,664)
(20,200)	NuVasive, Inc.	(529,240)
(150,250)	Onyx Pharmaceuticals, Inc.	(4,031,208)
(302,100)	PSS World Medical, Inc.	(7,138,623)

		(45,167,375)

	Industrials (-1.0%)
(211,200)	AGCO Corp.	(8,969,664)
(231,930)	Covanta Holding Corp.	(3,659,855)
(152,500)	Genco Shipping & Trading, Ltd.	(2,523,875)
(65,600)	General Cable Corp.	(1,832,864)
(110,000)	WESCO International, Inc.	(4,710,200)

		(21,696,458)

	Information Technology (-5.2%)
(101,200)	Alliance Data Systems Corp.	(6,144,864)
(71,950) EUR	ASML Holding, NV	(2,385,133)
(119,000)	Baidu.com, Inc.	(13,091,190)
(493,400)	Cadence Design Systems, Inc.	(4,179,098)
(373,000)	Ciena Corp.	(5,180,970)
(332,200)	CommScope, Inc.	(10,517,452)
(141,800)	Comtech Telecommunications Corp.	(4,370,276)
(54,061)	Digital River, Inc.	(2,014,313)
(841,800)	EMC Corp.	(17,686,218)
(44,500)	Equinix, Inc.	(3,748,680)
(32,500)	FEI Company	(707,200)
(260,600)	GSI Commerce, Inc.	(6,363,852)
(32,000)	Infosys Technologies, Ltd.	(2,158,080)
(39,950)	Lawson Software Americas, Inc.	(355,555)
(324,550)	Micron Technology, Inc.	(2,684,028)
(95,000)	NVIDIA Corp.	(1,142,850)
(247,150)	Rovi Corp.	(12,518,148)
(76,800)	SanDisk Corp.	(2,886,144)
(355,000)	Take-Two Interactive Software, Inc.	(3,784,300)
(16,800)	Tech Data Corp.	(722,232)
(123,900)	TTM Technologies, Inc.	(1,298,472)
(127,400)	Verigy, Ltd.	(1,166,984)
(99,000)	VeriSign, Inc.	(3,440,250)

		(108,546,289)

	Materials (-1.5%)
(194,500) GBP	Anglo American, PLC	(9,062,333)
(218,900)	Goldcorp, Inc.	(9,760,751)
(239,900)	Jaguar Mining, Inc.	(1,552,153)
(43,800)	Kaiser Aluminum Corp.	(1,970,562)
(290,800)	Kinross Gold Corp.	(5,219,860)
(203,500)	Steel Dynamics, Inc.	(2,954,820)

		(30,520,479)

100	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund  Schedule of Investments October 31, 2010

NUMBER OF
SHARES		VALUE
	Telecommunication Services (-0.7%)
(198,000)	SBA Communications Corp.	$(7,773,480)
(429,600)	tw telecom, Inc.	(7,904,640)

		(15,678,120)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $254,333,129)	(288,159,567)

NUMBER OF
CONTRACTS		VALUE
WRITTEN OPTIONS (-1.3%)#

	Consumer Discretionary (0.0%)
500	MGM Resorts International Call, 01/22/11, Strike $12.50	(29,000)

	Health Care (0.0%)
270	Beckman Coulter, Inc. Call, 02/19/11, Strike $52.50	(105,300)
325	Gilead Sciences, Inc. Call, 01/21/12, Strike $40.00	(169,813)

		(275,113)

	Other (-1.3%)
	S & P 500 Index
1,500	Call, 01/22/11, Strike $1,125.00	(12,015,000)
1,100	Call, 12/18/10, Strike $1,175.00	(3,960,000)
1,000	Call, 11/20/10, Strike $1,175.00	(2,520,000)
1,000	Call, 01/22/11, Strike $1,200.00	(3,350,000)
600	Call, 12/18/10, Strike $1,150.00	(3,138,000)
600	Call, 03/19/11, Strike $1,250.00	(1,638,000)
350	Call, 12/18/10, Strike $1,200.00	(798,000)

		(27,419,000)

	TOTAL WRITTEN OPTIONS (Premium $19,081,030)	(27,723,113)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2010, the value of 144A securities that could not be exchanged to the registered form is $94,934,382 or 4.5% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities aggregate a total value of $118,430,361.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	101

Statements of Assets and Liabilities  October 31, 2010

	GROWTH	VALUE	BLUE CHIP	DISCOVERY	MULTI-FUND
	FUND	FUND	FUND	GROWTH FUND	BLEND
ASSETS
Investments in securities, at cost	$7,052,199,068	$54,295,943	$52,217,226	$18,947,689	$—
Investments in affiliated funds, at cost	—	—	—	—	18,389,966

Investments in securities, at value	$8,339,189,622	$58,714,672	$62,461,254	$21,597,588	$—
Investments in affiliated funds, at value	—	—	—	—	16,141,609
Cash with custodian (interest bearing)	—	—	909	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	10,303	7,917
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $26; $30,327)	28	—	30,792	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	961,293	66,944	29,027	2,170	—
Investments sold	—	153,876	1,034,931	—	16,018
Fund shares sold	8,033,429	124	15,019	43,979	1,001
Prepaid expenses	129,809	22,533	22,945	—	28,549
Deferred offering costs	—	—	—	70,034	—
Other assets	657,898	61,853	55,334	2,017	30,576

Total assets	8,348,972,079	59,020,002	63,650,211	21,726,091	16,225,670

LIABILITIES
Due to custodian bank	—	—	—	—	23,975
Foreign currency overdraft	—	—	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Payables:
Investments purchased	30,286,255	—	567,829	728,679	—
Fund shares redeemed	15,965,509	79,493	88,616	—	52,546
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	5,645,708	49,542	54,374	16,035	—
Distribution fees	280,699	1,457	1,727	567	828
Deferred compensation to trustees	657,898	61,853	55,334	2,017	30,576
Financial accounting fees	79,335	567	621	183	156
Trustees’ fees and officer compensation	12,295	692	702	630	631
Other accounts payable and accrued liabilities	2,074,408	23,611	23,006	12,689	17,624

Total liabilities	55,002,107	217,215	792,209	760,800	126,336

NET ASSETS	$8,293,969,972	$58,802,787	$62,858,002	$20,965,291	$16,099,334

COMPOSITION OF NET ASSETS
Paid in capital	$6,938,923,733	$62,777,488	$69,861,645	$18,398,991	$19,863,135
Undistributed net investment income (loss)	1,008,630	(58,801)	(52,219)	(72,479)	61,745
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	67,068,932	(8,338,409)	(17,195,917)	(11,120)	(1,577,189)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,286,968,677	4,422,509	10,244,493	2,649,899	(2,248,357)

NET ASSETS	$8,293,969,972	$58,802,787	$62,858,002	$20,965,291	$16,099,334

CLASS A SHARES†
Net assets applicable to shares outstanding	$4,721,389,007	$31,555,689	$24,518,267	$14,557,339	$7,399,881
Shares outstanding	95,996,679	2,863,830	2,055,683	1,250,730	675,717
Net asset value and redemption price per share	$49.18	$11.02	$11.93	$11.64	$10.95

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$51.63	$11.57	$12.52	$12.22	$11.50

CLASS B SHARES†**
Net assets applicable to shares outstanding	$508,828,227	$3,902,760	$4,171,394	$1,160,226	$1,857,659
Shares outstanding	10,393,297	377,110	364,361	100,000	173,371
Net asset value and redemption price per share	$48.96	$10.35	$11.45	$11.60	$10.71

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,718,714,447	$5,914,764	$10,628,061	$1,544,742	$6,296,441
Shares outstanding	38,360,084	571,846	927,969	133,141	587,881
Net asset value and redemption price per share	$44.80	$10.34	$11.45	$11.60	$10.71

CLASS I SHARES†
Net assets applicable to shares outstanding	$1,335,967,492	$17,340,152	$23,440,847	$2,540,346	$446,104
Shares outstanding	24,950,469	1,548,671	1,956,347	218,045	40,483
Net asset value and redemption price per share	$53.54	$11.20	$11.98	$11.65	$11.02

CLASS R SHARES†
Net assets applicable to shares outstanding	$9,070,799	$89,422	$99,433	$1,162,638	$99,249
Shares outstanding	186,203	8,158	8,377	100,000	9,112
Net asset value and redemption price per share	$48.71	$10.96	$11.87	$11.63	$10.89

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

102	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities  October 31, 2010

					GLOBAL GROWTH
	INTERNATIONAL	EVOLVING WORLD	GLOBAL EQUITY	GROWTH AND	AND INCOME
	GROWTH FUND	GROWTH FUND	FUND	INCOME FUND	FUND
ASSETS
Investments in securities, at cost	$241,014,603	$85,700,129	$42,903,201	$3,368,042,395	$1,231,867,608
Investments in affiliated funds, at cost	—	—	—	—	—

Investments in securities, at value	$299,549,047	$103,553,392	$52,854,602	$3,979,499,651	$1,410,065,007
Investments in affiliated funds, at value	—	—	—	—	—
Cash with custodian (interest bearing)	1,788	546	1,443	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	—	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $259,170; $82,893; $32,348; $429,628)	262,603	84,164	32,845	—	436,216
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	128,549
Receivables:
Accrued interest and dividends	302,621	158,988	38,101	12,150,295	4,412,817
Investments sold	782,843	257,220	471,322	43,711,707	9,762,334
Fund shares sold	477,023	440,204	200,207	8,279,204	3,775,396
Prepaid expenses	31,559	34,594	29,282	94,938	52,369
Deferred offering costs	—	—	—	—	—
Other assets	53,007	18,869	29,379	303,944	104,564

Total assets	301,460,491	104,547,977	53,657,181	4,044,039,739	1,428,737,252

LIABILITIES
Due to custodian bank	—	—	—	—	—
Foreign currency overdraft	—	—	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	208,786	—	4,260,760
Payables:
Investments purchased	1,533,587	—	829,598	38,350,289	18,426,101
Fund shares redeemed	812,441	8,469	11,996	7,361,290	1,796,083
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	280,766	94,880	48,478	2,247,205	1,120,015
Distribution fees	8,183	1,398	1,419	166,343	32,901
Deferred compensation to trustees	53,007	18,869	29,379	303,944	104,564
Financial accounting fees	2,847	985	496	38,379	13,409
Trustees’ fees and officer compensation	1,013	734	678	6,338	2,604
Other accounts payable and accrued liabilities	73,724	109,527	20,633	818,723	191,448

Total liabilities	2,765,568	234,862	1,151,463	49,292,511	25,947,885

NET ASSETS	$298,694,923	$104,313,115	$52,505,718	$3,994,747,228	$1,402,789,367

COMPOSITION OF NET ASSETS
Paid in capital	$325,612,928	$88,006,888	$52,876,182	$3,646,426,833	$1,349,019,784
Undistributed net investment income (loss)	(83,422)	242,407	161,477	(6,097,767)	(2,676,066)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(85,388,659)	(1,707,261)	(10,276,716)	(257,173,239)	(117,737,910)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	58,554,076	17,771,081 *	9,744,775	611,591,401	174,183,559

NET ASSETS	$298,694,923	$104,313,115	$52,505,718	$3,994,747,228	$1,402,789,367

CLASS A SHARES†
Net assets applicable to shares outstanding	$136,722,744	$44,894,748	$30,211,939	$1,706,547,763	$318,492,728
Shares outstanding	8,842,370	3,615,970	2,678,724	56,609,053	31,336,516
Net asset value and redemption price per share	$15.46	$12.42	$11.28	$30.15	$10.16

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$16.23	$13.04	$11.84	$31.65	$10.67

CLASS B SHARES†**
Net assets applicable to shares outstanding	$16,605,544	$1,819,243	$2,551,761	$303,273,249	$43,323,160
Shares outstanding	1,110,191	147,658	230,620	8,862,711	4,199,299
Net asset value and redemption price per share	$14.96	$12.32	$11.06	$34.22	$10.32

CLASS C SHARES†**
Net assets applicable to shares outstanding	$48,200,398	$3,471,844	$6,522,591	$1,291,167,685	$276,141,175
Shares outstanding	3,226,694	282,008	590,612	42,618,974	28,602,841
Net asset value and redemption price per share	$14.94	$12.31	$11.04	$30.30	$9.65

CLASS I SHARES†
Net assets applicable to shares outstanding	$96,003,057	$52,875,106	$11,996,041	$683,473,149	$763,530,713
Shares outstanding	6,167,153	4,242,314	1,060,202	23,185,680	73,977,729
Net asset value and redemption price per share	$15.57	$12.46	$11.31	$29.48	$10.32

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,163,180	$1,252,174	$1,223,386	$10,285,382	$1,301,591
Shares outstanding	75,773	101,039	109,330	342,663	128,949
Net asset value and redemption price per share	$15.35	$12.39	$11.19	$30.02	$10.09

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $85,748.

See accompanying Notes to Financial Statements	www.calamos.com	103

Statements of Assets and Liabilities  October 31, 2010

	CONVERTIBLE	TOTAL RETURN	HIGH YIELD	MARKET NEUTRAL
	FUND	BOND FUND	FUND	INCOME FUND
ASSETS
Investments in securities, at cost	$2,904,786,127	$216,169,849	$302,864,810	$2,096,239,740
Investments in affiliated funds, at cost	—	—	—	—

Investments in securities, at value	$3,380,069,255	$230,919,406	$325,525,960	$2,101,698,817
Investments in affiliated funds, at value	—	—	—	—
Cash with custodian (interest bearing)	—	3,497	—	8,072,021
Restricted cash for short positions (interest bearing)	—	—	—	471,908,532
Due from investment advisor	—	16,152	—	—
Restricted foreign currency for short positions (cost $14,671,082)	—	—	—	15,437,184
Foreign currency (cost $-)	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	451,217	—	—	—
Receivables:
Accrued interest and dividends	15,351,205	2,426,042	5,430,243	9,888,932
Investments sold	30,126,807	6,046,823	—	28,728,708
Fund shares sold	25,176,923	450,852	1,003,518	12,440,747
Prepaid expenses	157,281	36,951	38,596	111,703
Deferred offering costs	—	—	—	—
Other assets	140,444	33,213	69,735	129,877

Total assets	3,451,473,132	239,932,936	332,068,052	2,648,416,521

LIABILITIES
Due to custodian bank	—	—	—	—
Foreign currency overdraft (cost $38,499)	—	—	—	42,563
Securities sold short, at value (proceeds $454,555,483)	—	—	—	488,993,967
Options written, at value (premium $19,081,030)	—	—	—	27,723,113
Unrealized depreciation on forward foreign currency contracts	2,518,524	—	—	—
Payables:
Investments purchased	49,323,955	4,033,403	9,039,608	18,492,881
Fund shares redeemed	6,654,767	510,661	488,202	5,095,808
Dividends payable	—	59,128	188,356	—
Affiliates:
Investment advisory fees	1,897,583	110,567	201,957	1,211,725
Distribution fees	98,335	8,326	9,746	55,969
Deferred compensation to trustees	140,444	33,213	69,735	129,877
Financial accounting fees	32,233	2,297	3,075	20,178
Trustees’ fees and officer compensation	1,393	955	1,058	3,649
Other accounts payable and accrued liabilities	574,181	44,134	76,208	812,606

Total liabilities	61,241,415	4,802,684	10,077,945	542,582,336

NET ASSETS	$3,390,231,717	$235,130,252	$321,990,107	$2,105,834,185

COMPOSITION OF NET ASSETS
Paid in capital	$2,804,632,596	$218,978,584	$302,996,234	$2,250,779,209
Undistributed net investment income (loss)	(25,006,613)	231,750	(885,515)	2,269,420
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	137,256,261	1,139,367	(2,783,892)	(110,422,186)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	473,349,473	14,780,551	22,663,280	(36,792,258)

NET ASSETS	$3,390,231,717	$235,130,252	$321,990,107	$2,105,834,185

CLASS A SHARES†
Net assets applicable to shares outstanding	$1,741,953,887	$114,921,864	$211,631,814	$1,203,750,262
Shares outstanding	88,886,823	10,235,336	21,223,315	101,054,949
Net asset value and redemption price per share	$19.60	$11.23	$9.97	$11.91

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$20.58	$11.67 #	$10.47	$12.50

CLASS B SHARES†**
Net assets applicable to shares outstanding	$56,140,588	$21,401,689	$17,387,486	$25,349,375
Shares outstanding	2,425,641	1,906,174	1,677,369	2,025,679
Net asset value and redemption price per share	$23.14	$11.23	$10.37	$12.51

CLASS C SHARES†**
Net assets applicable to shares outstanding	$706,108,211	$50,793,114	$48,148,834	$353,019,344
Shares outstanding	36,194,171	4,525,142	4,677,467	29,220,460
Net asset value and redemption price per share	$19.51	$11.22	$10.29	$12.08

CLASS I SHARES†
Net assets applicable to shares outstanding	$883,150,961	$46,624,680	$44,574,036	$521,363,736
Shares outstanding	47,883,561	4,153,619	4,470,289	44,180,389
Net asset value and redemption price per share	$18.44	$11.22	$9.97	$11.80

CLASS R SHARES†
Net assets applicable to shares outstanding	$2,878,070	$1,388,905	$247,937	$2,351,468
Shares outstanding	147,234	123,674	24,880	197,882
Net asset value and redemption price per share	$19.55	$11.23	$9.96	$11.88

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

104	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations  Year Ended October 31, 2010

	GROWTH	VALUE	BLUE CHIP	DISCOVERY	MULTI-FUND
	FUND	FUND	FUND	GROWTH FUND*	BLEND
INVESTMENT INCOME
Interest	$523,068	$2,303	$9,908	$—	$—
Dividends	73,747,984	1,027,449	928,196	34,179	—
Dividends from affiliates	—	—	—	—	138,589
Dividend taxes withheld	(388,712)	(30,323)	(12,665)	(28)	—

Total investment income	73,882,340	999,429	925,439	34,151	138,589

EXPENSES
Investment advisory fees	66,325,813	612,573	669,312	67,368	—
Performance fees	—	—	—	—	—
Distribution fees
Class A	12,216,919	81,053	75,305	11,290	19,315
Class B	5,523,320	45,741	46,304	4,329	20,503
Class C	17,207,211	65,061	103,596	4,634	63,324
Class R	32,735	436	460	2,167	466
Transfer agent fees	12,814,093	77,775	69,216	11,298	37,256
Audit fees	209,894	17,383	17,539	8,421	16,360
Trustees’ fees and officer compensation	282,322	15,623	15,809	7,100	14,142
Accounting fees	398,133	18,301	18,421	6,364	34,108
Legal fees	87,065	5,047	5,066	1,506	4,606
Custodian fees	472,754	7,302	7,394	1,300	2,702
Printing and mailing fees	1,500,480	7,745	8,471	900	5,614
Financial accounting fees	932,790	7,006	7,653	771	1,913
Registration fees	149,340	50,603	48,764	—	53,355
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	50,213	—
Other	329,251	5,891	7,571	5,765	2,941

Total expenses	118,482,120	1,017,540	1,100,881	183,426	276,605
Less expense reductions	—	—	—	(76,796)	(131,172)

Net expenses	118,482,120	1,017,540	1,100,881	106,630	145,433

NET INVESTMENT INCOME (LOSS)	(44,599,780)	(18,111)	(175,442)	(72,479)	(6,844)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	697,723,050	(2,664,539)	2,451,290	274,235	399,762
Purchased options	(157,328,669)	(1,135,187)	(1,317,417)	(285,355)	—
Foreign currency transactions	(430,677)	(16,622)	(9,908)	—	—
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,264,008,390	7,981,407	9,331,859	2,671,856	1,509,545
Purchased options	(226,154,471)	(1,598,375)	(1,751,121)	(21,957)	—
Foreign currency translations	(10,423)	5,920	465	—	—
Written options	—	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	1,577,807,200	2,572,604	8,705,168	2,638,779	1,909,307

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,533,207,420	$2,554,493	$8,529,726	$2,566,300	$1,902,463

*	Discovery Growth Fund commenced operations on June 1, 2010.

See accompanying Notes to Financial Statements	www.calamos.com	105

Statements of Operations  Year Ended October 31, 2010

					GLOBAL GROWTH
	INTERNATIONAL	EVOLVING WORLD	GLOBAL EQUITY	GROWTH AND	AND INCOME
	GROWTH FUND	GROWTH FUND	FUND	INCOME FUND	FUND
INVESTMENT INCOME
Interest	$2,229	$486,879	$2,110	$75,464,066	$20,015,270
Dividends	3,939,869	1,213,488	533,162	54,900,204	13,704,378
Dividends from affiliates	—	—	—	—	—
Dividend taxes withheld	(342,989)	(77,478)	(26,364)	(1,165,709)	(752,447)

Total investment income	3,599,109	1,622,889	508,908	129,198,561	32,967,201

EXPENSES
Investment advisory fees	2,529,339	761,190	429,135	25,820,090	10,317,420
Performance fees	427,232	—	71,560	—	—
Distribution fees
Class A	304,808	67,071	64,869	4,218,657	732,866
Class B	168,232	15,355	22,950	3,380,006	471,594
Class C	453,781	23,054	53,529	12,661,268	2,559,822
Class R	3,577	5,623	5,385	34,877	2,762
Transfer agent fees	306,593	39,567	43,209	4,502,033	850,399
Audit fees	22,436	17,907	17,095	110,617	45,494
Trustees’ fees and officer compensation	21,822	15,786	14,965	141,111	48,099
Accounting fees	30,622	24,049	19,398	208,100	77,486
Legal fees	6,831	5,100	4,836	124,883	43,476
Custodian fees	82,684	40,677	20,293	194,554	124,242
Printing and mailing fees	39,328	7,389	6,189	561,297	105,557
Financial accounting fees	28,924	7,913	4,908	441,054	121,832
Registration fees	55,993	52,073	54,071	104,775	68,376
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	29,246	15,419	15,220	155,999	54,057

Total expenses	4,511,448	1,098,173	847,612	52,659,321	15,623,482
Less expense reductions	—	—	—	—	—

Net expenses	4,511,448	1,098,173	847,612	52,659,321	15,623,482

NET INVESTMENT INCOME (LOSS)	(912,339)	524,716	(338,704)	76,539,240	17,343,719

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	7,283,059	(280,683)	(496,977)	14,584,706	(11,081,027)
Purchased options	(6,240,432)	(1,470,477)	(918,733)	(53,445,431)	(12,100,225)
Foreign currency transactions	(234,130)	7,915	(35,390)	(98,950)	(10,799,164)
Written options	—	—	—	1,995,258	102,545
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	59,150,497 *	16,962,799 *	12,391,212	455,974,009	171,115,633
Purchased options	(8,521,309)	(1,994,341)	(1,340,415)	(63,222,221)	(17,581,051)
Foreign currency translations	11,384	6,457	(288,560)	296,986	(7,746,452)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	51,449,069	13,231,670	9,311,137	356,084,357	111,910,259

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,536,730	$13,756,386	$8,972,433	$432,623,597	$129,253,978

*	Net of change of $(60,257) and $69,856, respectively, in deferred capital gains tax.

106	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations  Year Ended October 31, 2010

	CONVERTIBLE	TOTAL RETURN	HIGH YIELD	MARKET NEUTRAL
	FUND	BOND FUND	FUND	INCOME FUND
INVESTMENT INCOME
Interest	$94,451,759	$7,941,291	$19,204,314	$39,563,488
Dividends	28,041,192	34,094	2,873,141	20,138,953
Dividends from affiliates	—	—	—	—
Dividend taxes withheld	(83,947)	—	—	—

Total investment income	122,409,004	7,975,385	22,077,455	59,702,441

EXPENSES
Investment advisory fees	21,339,720	1,174,861	2,132,549	12,912,238
Performance fees	—	—	—	—
Distribution fees
Class A	4,380,277	258,089	473,415	2,736,156
Class B	727,903	208,453	179,702	284,556
Class C	6,582,479	439,263	451,752	3,537,695
Class R	9,545	6,591	978	7,413
Transfer agent fees	3,198,873	156,246	331,074	2,585,573
Audit fees	95,839	21,370	23,072	65,002
Trustees’ fees and officer compensation	131,304	20,690	23,006	74,942
Accounting fees	181,283	43,279	49,833	124,446
Legal fees	37,937	6,550	7,383	21,909
Custodian fees	148,552	16,476	17,270	73,491
Printing and mailing fees	356,051	21,221	29,869	346,321
Financial accounting fees	362,233	24,428	32,514	213,973
Registration fees	166,469	64,429	63,233	120,366
Dividend or interest expense on short positions	—	—	—	1,089,106
Offering costs	—	—	—	—
Other	107,494	12,333	14,936	70,153

Total expenses	37,825,959	2,474,279	3,830,586	24,263,340
Less expense reductions	—	(171,377)	—	—

Net expenses	37,825,959	2,302,902	3,830,586	24,263,340

NET INVESTMENT INCOME (LOSS)	84,583,045	5,672,483	18,246,869	35,439,101

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	222,089,937	3,369,983	10,564,326	69,433,274
Purchased options	(75,779,859)	—	(2,683,408)	(48,171,937)
Foreign currency transactions	313,714	21,853	(3,660)	431,905
Written options	(366,627)	—	—	(2,836,416)
Short positions	—	—	—	(47,283,144)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	98,561,429	5,627,610	12,429,566	142,828,524
Purchased options	(1,339,505)	—	(2,883,495)	(8,391,970)
Foreign currency translations	(3,957,312)	28,146	1,330	825,294
Written options	(21,792)	—	—	(2,510,282)
Short positions	—	—	—	(32,174,790)

NET GAIN (LOSS) ON INVESTMENTS	239,499,985	9,047,592	17,424,659	72,150,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$324,083,030	$14,720,075	$35,671,528	$107,589,559

See accompanying Notes to Financial Statements	www.calamos.com	107

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		BLUE CHIP FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,
	2010	2009	2010	2009	2010	2009
OPERATIONS
Net investment income (loss)	$(44,599,780)	$(45,606,217)	$(18,111)	$245,215	$(175,442)	$401,884
Net realized gain (loss)	539,963,704	(205,603,225)	(3,816,348)	(4,365,384)	1,123,965	(16,722,782)
Change in net unrealized appreciation/(depreciation)	1,037,843,496	1,848,449,505	6,388,952	11,379,300	7,581,203	21,996,101

Net increase (decrease) in net assets resulting from operations	1,533,207,420	1,597,240,063	2,554,493	7,259,131	8,529,726	5,675,203

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(84,203)	(26,945)	(59,038)	(255,367)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(89,615)	(75,845)	(102,413)	(174,446)
Class R	—	—	(25)	—	—	(314)

Total distributions	—	—	(173,843)	(102,790)	(161,451)	(430,127)

CAPITAL SHARE TRANSACTIONS	(1,227,679,026)	(1,472,005,372)	(7,027,100)	(19,535,597)	(14,789,734)	(38,960,358)

TOTAL INCREASE (DECREASE) IN NET ASSETS	305,528,394	125,234,691	(4,646,450)	(12,379,256)	(6,421,459)	(33,715,282)

NET ASSETS
Beginning of year	$7,988,441,578	$7,863,206,887	$63,449,237	$75,828,493	$69,279,461	$102,994,743

End of year	8,293,969,972	7,988,441,578	58,802,787	63,449,237	62,858,002	69,279,461

Undistributed net investment income (loss)	$1,008,630	$(533,611)	$(58,801)	$69,699	$(52,219)	$57,791

108	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND*		MULTI-FUND BLEND		INTERNATIONAL GROWTH FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,
	2010	2009	2010	2009	2010	2009
OPERATIONS
Net investment income (loss)	$(72,479)	$—	$(6,844)	$43,253	$(912,339)	$357,719
Net realized gain (loss)	(11,120)	—	399,762	(1,948,806)	808,497	(69,398,417)
Change in net unrealized appreciation/(depreciation)	2,649,899	—	1,509,545	4,937,510	50,640,572	126,729,358

Net increase (decrease) in net assets resulting from operations	2,566,300	—	1,902,463	3,031,957	50,536,730	57,688,660

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(51,973)	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(1,969)	—	(94,524)	—
Class R	—	—	(367)	—	—	—

Total distributions	—	—	(54,309)	—	(94,524)	—

CAPITAL SHARE TRANSACTIONS	18,398,991	—	(2,852,187)	(1,583,002)	32,459,552	(110,466,806)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,965,291	—	(1,004,033)	1,448,955	82,901,758	(52,778,146)

NET ASSETS
Beginning of year	$—	$—	$17,103,367	$15,654,412	$215,793,165	$268,571,311

End of year	20,965,291	—	16,099,334	17,103,367	298,694,923	215,793,165

Undistributed net investment income (loss)	$(72,479)	$—	$61,745	$26,536	$(83,422)	$1,376

*	Discovery Growth Fund commenced operations on June 1, 2010.

See accompanying Notes to Financial Statements	www.calamos.com	109

Statements of Changes in Net Assets

	EVOLVING WORLD				GROWTH AND
	GROWTH FUND		GLOBAL EQUITY FUND		INCOME FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,
	2010	2009	2010	2009	2010	2009
OPERATIONS
Net investment income (loss)	$524,716	$433,548	$(338,704)	$(158,836)	$76,539,240	$77,422,186
Net realized gain (loss)	(1,743,245)	1,173	(1,451,100)	(7,229,577)	(36,964,417)	(242,588,596)
Change in net unrealized appreciation/(depreciation)	14,974,915	9,400,760	10,762,237	15,011,190	393,048,774	1,053,665,930

Net increase (decrease) in net assets resulting from operations	13,756,386	9,835,481	8,972,433	7,622,777	432,623,597	888,499,520

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(123,921)	(12,873)	—	(695,102)	(40,190,764)	(29,007,691)
Class B	(1,322)	(4,102)	—	(58,669)	(4,392,370)	(2,986,601)
Class C	(2,896)	(4,134)	—	(170,561)	(20,575,709)	(12,271,471)
Class I	(197,463)	(140,736)	—	(177,502)	(14,932,140)	(3,782,098)
Class R	(4,205)	(5,400)	—	(32,307)	(148,260)	(24,779)
Return of capital
Class A	—	—	—	(23,440)	—	—
Class B	—	—	—	(1,978)	—	—
Class C	—	—	—	(5,752)	—	—
Class I	—	—	—	(5,986)	—	—
Class R	—	—	—	(1,089)	—	—

Total distributions	(329,807)	(167,245)	—	(1,172,386)	(80,239,243)	(48,072,640)

CAPITAL SHARE TRANSACTIONS	47,658,534	14,763,642	10,070,467	(6,909,721)	(100,773,146)	(585,564,501)

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,085,113	24,431,878	19,042,900	(459,330)	251,611,208	254,862,379

NET ASSETS
Beginning of year	$43,228,002	$18,796,124	$33,462,818	$33,922,148	$3,743,136,020	$3,488,273,641

End of year	104,313,115	43,228,002	52,505,718	33,462,818	3,994,747,228	3,743,136,020

Undistributed net investment income (loss)	$242,407	$189,980	$161,477	$(140,553)	$(6,097,767)	$(10,400,764)

110	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL GROWTH AND				TOTAL RETURN
	INCOME FUND		CONVERTIBLE FUND		BOND FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,
	2010	2009	2010	2009	2010	2009
OPERATIONS
Net investment income (loss)	$17,343,719	$16,394,030	$84,583,045	$54,879,433	$5,672,483	$5,145,407
Net realized gain (loss)	(33,877,871)	(109,959,500)	146,257,165	640,551	3,391,836	7,361,643
Change in net unrealized appreciation/(depreciation)	145,788,130	260,203,064	93,242,820	484,936,486	5,655,756	11,515,589

Net increase (decrease) in net assets resulting from operations	129,253,978	166,637,594	324,083,030	540,456,470	14,720,075	24,022,639

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,061,896)	(8,574,434)	(65,085,255)	(32,703,556)	(5,300,119)	(2,686,608)
Class B	(132,928)	(1,410,005)	(1,680,678)	(1,502,062)	(976,880)	(587,605)
Class C	(822,026)	(6,736,508)	(19,517,505)	(9,327,690)	(1,926,896)	(936,941)
Class I	(1,703,930)	(3,712,441)	(27,604,643)	(7,668,547)	(2,412,429)	(1,596,851)
Class R	(1,850)	(6,428)	(64,788)	(8,540)	(66,398)	(42,208)
Net realized gains
Class A	—	—	—	(830,040)	—	—
Class B	—	—	—	(138,438)	—	—
Class C	—	—	—	(481,820)	—	—
Class I	—	—	—	(89,428)	—	—
Class R	—	—	—	(198)	—	—
Return of capital
Class A	(4,643,442)	—	—	—	—	—
Class B	(581,263)	—	—	—	—	—
Class C	(3,594,540)	—	—	—	—	—
Class I	(7,450,914)	—	—	—	—	—
Class R	(8,090)	—	—	—	—	—

Total distributions	(20,000,879)	(20,439,816)	(113,952,869)	(52,750,319)	(10,682,722)	(5,850,213)

CAPITAL SHARE TRANSACTIONS	506,191,307	(94,192,794)	263,598,957	1,959,647,961	31,582,277	58,841,491

TOTAL INCREASE (DECREASE) IN NET ASSETS	615,444,406	52,004,984	473,729,118	2,447,354,112	35,619,630	77,013,917

NET ASSETS
Beginning of year	$787,344,961	$735,339,977	$2,916,502,599	$469,148,487	$199,510,622	$122,496,705

End of year	1,402,789,367	787,344,961	3,390,231,717	2,916,502,599	235,130,252	199,510,622

Undistributed net investment income (loss)	$(2,676,066)	$(6,222,487)	$(25,006,613)	$(21,807,109)	$231,750	$(30,241)

See accompanying Notes to Financial Statements	www.calamos.com	111

Statements of Changes in Net Assets

			MARKET NEUTRAL
	HIGH YIELD FUND		INCOME FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,	OCTOBER 31,
	2010	2009	2010	2009
OPERATIONS
Net investment income (loss)	$18,246,869	$15,729,747	$35,439,101	$32,527,122
Net realized gain (loss)	7,877,258	(7,615,656)	(28,426,318)	(94,185,757)
Change in net unrealized appreciation/(depreciation)	9,547,401	72,746,629	100,576,776	190,775,418

Net increase (decrease) in net assets resulting from operations	35,671,528	80,860,720	107,589,559	129,116,783

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(14,966,160)	(9,318,650)	(12,185,653)	(36,481,545)
Class B	(1,207,457)	(859,890)	(93,642)	(1,532,939)
Class C	(3,048,067)	(1,818,714)	(1,486,913)	(13,129,850)
Class I	(2,530,031)	(742,653)	(5,301,885)	(5,437,121)
Class R	(14,596)	(5,304)	(14,234)	(13,128)
Net realized gains
Class A	—	—	—	(20,378,869)
Class B	—	—	—	(1,056,570)
Class C	—	—	—	(8,958,799)
Class I	—	—	—	(2,810,312)
Class R	—	—	—	(7,201)

Total distributions	(21,766,311)	(12,745,211)	(19,082,327)	(89,806,334)

CAPITAL SHARE TRANSACTIONS	16,050,182	81,622,285	529,744,194	122,455,452

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,955,399	149,737,794	618,251,426	161,765,901

NET ASSETS
Beginning of year	$292,034,708	$142,296,914	$1,487,582,759	$1,325,816,858

End of year	321,990,107	292,034,708	2,105,834,185	1,487,582,759

Undistributed net investment income (loss)	$(885,515)	$2,395,795	$2,269,420	$(6,271,435)

112	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of fourteen series; Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, Multi-Fund Blend, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares. Discovery Growth Fund commenced operations on June 1, 2010. Multi-Fund Blend closed to new purchases on December 15, 2010. On December 15, 2010, the Trust announced that the Board of Trustees (the “Board”) has approved and adopted a Plan of Termination, Liquidation and Dissolution which the Board expects will result in the liquidation of Multi-Fund Blend on or about January 31, 2011.

Fund Valuation. The valuation of the Funds’ securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

www.calamos.com	113

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2006 — 2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business,

114	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions with Affiliates or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

				VALUE FUND, BLUE CHIP FUND,
				DISCOVERY GROWTH FUND,
		EVOLVING WORLD	TOTAL RETURN	GLOBAL GROWTH AND INCOME FUND,
	GROWTH FUND	GROWTH FUND	BOND FUND	INTERNATIONAL GROWTH FUND*, AND
AVERAGE DAILY NET ASSETS	ANNUAL RATE	ANNUAL RATE	ANNUAL RATE	GLOBAL EQUITY FUND* ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

GROWTH AND INCOME FUND, CONVERTIBLE
FUND, MARKET NEUTRAL INCOME FUND
AVERAGE DAILY NET ASSETS	AND HIGH YIELD FUND ANNUAL RATE
First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that, under the management agreement between Calamos Advisors and the Trust, each underlying Fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fees (and other expenses) of the underlying Funds.

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve

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Notes to Financial Statements

and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses (excluding performance fees) of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Multi-Fund Blend, Total Return Bond Fund and Discovery Growth Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. For Multi-Fund Blend, expenses are limited to: 0.50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, 0.25% for Class I shares, and 0.75% for Class R shares. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. For Discovery Growth Fund, expenses are limited to: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.25% for Class I shares, and 1.75% for Class R shares. These agreements are binding on Calamos Advisors through June 30, 2011. As of October 31, 2010, there were $76,796, $131,172 and $171,377 of expenses waived or absorbed for Discovery Growth Fund, Multi-Fund Blend and Total Return Bond Fund, respectively, included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on the Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year ended October 31, 2010, CFS received commissions and underwriting fees of $356,787; $2,889; $3,838; $24; $4,436; $28,308; $10,269; $4,021; $388,896; $89,558; $457,452; $22,954; $25,640; and $167,030 from the sale of shares of Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, Multi-Fund Blend, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund and Market Neutral Income Fund, respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

116	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2010, they held 83%, 39% and 36% of the outstanding shares of Discovery Growth Fund, Global Equity Fund and Evolving World Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $657,898 for Growth Fund; $61,853 for Value Fund; $55,334 for Blue Chip Fund; $2,017 for Discovery Growth Fund; $30,576 for Multi-Fund Blend; $53,007 for International Growth Fund; $18,869 for Evolving World Growth Fund; $29,379 for Global Equity Fund; $303,944 for Growth and Income Fund; $104,564 for Global Growth and Income Fund; $140,444 for Convertible Fund; $33,213 for Total Return Bond Fund; $69,735 for High Yield Fund; and $129,877 for Market Neutral Income Fund is included in “Other assets” on the Statements of Assets and Liabilities at October 31, 2010. Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statements of Assets and Liabilities at October 31, 2010.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the year ended October 31, 2010 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
	U.S. GOV’T		U.S. GOV’T
FUND	SECURITIES	OTHER	SECURITIES	OTHER
Growth Fund	$—	$4,094,580,431	$—	$5,741,100,218
Value Fund	—	22,238,394	—	31,785,248
Blue Chip Fund	—	31,974,496	—	48,728,276
Discovery Growth Fund	—	20,797,193	—	3,788,270
Multi-Fund Blend	—	2,898,697	—	5,778,408
International Growth Fund	—	165,632,509	—	151,730,392
Evolving World Growth Fund	—	73,574,323	—	31,799,205
Global Equity Fund	—	33,396,142	—	26,456,438
Growth and Income Fund	—	1,990,093,098	—	2,073,912,651
Global Growth and Income Fund	—	1,087,663,230	—	622,870,744
Convertible Fund	—	2,475,529,689	—	2,339,351,495
Total Return Bond Fund	38,154,631	128,360,311	30,778,335	78,391,151
High Yield Fund	—	165,668,565	—	152,172,333
Market Neutral Income Fund	204,411,834	1,975,735,558	—	1,768,229,449

The following information is presented on a federal income tax basis as of October 31, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

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Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2010 was as follows:

				NET UNREALIZED
	COST BASIS OF	GROSS UNREALIZED	GROSS UNREALIZED	APPRECIATION
FUND	INVESTMENTS	APPRECIATION	DEPRECIATION	(DEPRECIATION)
Growth Fund	$6,975,088,745	$1,804,858,280	$(440,757,403)	$1,364,100,877
Value Fund	52,888,372	7,597,477	(1,771,177)	5,826,300
Blue Chip Fund	50,688,710	12,509,288	(736,744)	11,772,544
Discovery Growth Fund	18,947,689	2,848,058	(198,159)	2,649,899
Multi-Fund Blend	18,307,124	9,090	(2,174,605)	(2,165,515)
International Growth Fund	241,242,518	69,120,575	(10,814,046)	58,306,529
Evolving World Growth Fund	85,583,580	20,285,398	(2,315,586)	17,969,812
Global Equity Fund	42,700,777	11,523,371	(1,369,546)	10,153,825
Growth and Income Fund	3,310,084,891	702,038,713	(32,623,953)	669,414,760
Global Growth and Income Fund	1,226,261,554	204,251,833	(20,448,380)	183,803,453
Convertible Fund	2,903,066,822	492,204,399	(15,201,966)	477,002,433
Total Return Bond Fund	216,947,331	14,105,041	(132,966)	13,972,075
High Yield Fund	303,152,487	27,801,739	(5,428,266)	22,373,473
Market Neutral Income Fund	2,073,005,296	128,121,452	(99,427,931)	28,693,521

Note 4 – Income Taxes
For the fiscal period ended October 31, 2010, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

		ACCUMULATED
		UNDISTRIBUTED/	ACCUMULATED
		(OVERDISTRIBUTED)	NET REALIZED
	PAID-IN	NET INVESTMENT	GAIN/(LOSS) ON
Fund	CAPITAL	INCOME	INVESTMENTS
Growth Fund	$(46,900,225)	$46,142,021	$758,204
Value Fund	(82,468)	63,454	19,014
Blue Chip Fund	(245,494)	226,883	18,611
Discovery Growth Fund	—	—	—
Multi-Fund Blend	(96,439)	96,362	77
International Growth Fund	(1,156,314)	922,065	234,249
Evolving World Growth Fund	—	(142,482)	142,482
Global Equity Fund	(676,204)	640,734	35,470
Growth and Income Fund	(1)	8,003,000	(8,002,999)
Global Growth and Income Fund	(16,278,248)	6,203,581	10,074,667
Convertible Fund	12,401,724	26,170,320	(38,572,044)
Total Return Bond Fund	952,102	5,272,230	(6,224,332)
High Yield Fund	—	238,132	(238,132)
Market Neutral Income Fund	—	(7,815,919)	7,815,919

118	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED			YEAR ENDED
	OCTOBER 31, 2010			OCTOBER 31, 2009
	ORDINARY	LONG-TERM	RETURN OF	ORDINARY	LONG-TERM	RETURN OF
FUND	INCOME	CAPITAL GAIN	CAPITAL	INCOME	CAPITAL GAIN	CAPITAL

Growth Fund	$—	$—	$—	$—	$—	—
Value Fund	173,843	—	—	102,790	—	—
Blue Chip Fund	161,451	—	—	430,127	—	—
Discovery Growth Fund	—	—	—	—	—	—
Multi-Fund Blend	54,309	—	—	—	—	—
International Growth Fund	359,057	—	—	294,598	—	—
Evolving World Growth Fund	403,057	—	—	187,071	—	—
Global Equity Fund	—	—	—	1,134,141	—	38,245
Growth and Income Fund	80,239,243	—	—	48,072,640	—	—
Global Growth and Income Fund	3,722,630	—	16,278,249	20,439,816	—	—
Convertible Fund	118,339,850	8,015,202	—	51,330,833	1,540,022	—
Total Return Bond Fund	11,575,696	—	—	6,267,172	—	—
High Yield Fund	21,766,311	—	—	12,745,211	—	—
Market Neutral Income Fund	19,082,327	—	—	56,594,287	33,212,047	—

As of October 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH	VALUE	BLUE CHIP	DISCOVERY	MULTI-FUND
	FUND	FUND	FUND	GROWTH FUND	BLEND
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	—	—	—	—	—
Accumulated capital and other losses	(8,433,005)	(9,745,980)	(18,724,433)	(11,120)	(1,568,783)
Net unrealized gain/(losses)	1,364,079,000	5,830,080	11,773,009	2,649,899	(2,165,515)

Total accumulated earnings/(losses)	1,355,645,995	(3,915,900)	(6,951,424)	2,638,779	(3,734,298)
Other	(599,756)	(58,801)	(52,219)	(72,479)	(29,503)
Paid-in capital	6,938,923,733	62,777,488	69,861,645	18,398,991	19,863,135

	$8,293,969,972	$58,802,787	$62,858,002	$20,965,291	$16,099,334

					GLOBAL GROWTH
	INTERNATIONAL	EVOLVING WORLD	GLOBAL EQUITY	GROWTH AND	AND INCOME
	GROWTH FUND	GROWTH FUND	FUND	INCOME FUND	FUND
Undistributed ordinary income	$—	$373,295	$—	$16,711,283	$—
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	—	373,295	—	16,711,283	—
Accumulated capital and other losses	(85,160,744)	(1,868,768)	(10,479,140)	(337,665,693)	(129,675,051)
Net unrealized gain/(losses)	58,326,161	17,887,630	9,947,199	669,548,905	179,789,613

Total accumulated earnings/(losses)	(26,834,583)	16,392,157	(531,941)	348,594,495	50,114,562
Other	(83,422)	(85,930)	161,477	(274,100)	3,655,021
Paid-in capital	325,612,928	88,006,888	52,876,182	3,646,426,833	1,349,019,784

	$298,694,923	$104,313,115	$52,505,718	$3,994,747,228	$1,402,789,367

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Notes to Financial Statements

	CONVERTIBLE	TOTAL RETURN	HIGH YIELD	MARKET NEUTRAL
	FUND	BOND FUND	FUND	INCOME FUND
Undistributed ordinary income	$—	$874,345	$62,167	$4,853,314
Undistributed capital gains	108,517,395	1,364,404	—	—

Total undistributed earnings	108,517,395	2,238,749	62,167	4,853,314
Accumulated capital and other losses	—	—	(3,378,578)	(130,772,058)
Net unrealized gain/(losses)	475,068,778	14,003,069	22,375,603	(13,557,814)

Total accumulated earnings/(losses)	583,586,173	16,241,818	19,059,192	(139,476,558)
Other	2,012,948	(90,150)	(65,319)	(5,468,466)
Paid-in capital	2,804,632,596	218,978,584	302,996,234	2,250,779,209

	$3,390,231,717	$235,130,252	$321,990,107	$2,105,834,185

As of October 31, 2010, the Funds had capital loss carryforwards which, if not used, will expire as follows:

Fund	2016	2017	2018

Growth Fund	$—	$(8,433,005)	$—
Value Fund	(203,150)	(3,693,627)	(5,849,203)
Blue Chip Fund	(1,640,650)	(15,868,488)	(1,215,295)
Discovery Growth Fund	—	—	(11,120)
Multi-Fund Blend	—	(1,469,991)	(98,792)
International Growth Fund	(16,287,915)	(68,872,829)	—
Evolving World Growth Fund	(194,463)	—	(1,674,305)
Global Equity Fund	(2,048,873)	(6,470,192)	(1,960,075)
Growth and Income Fund	(31,545,485)	(187,764,492)	(118,355,716)
Global Growth and Income Fund	(22,422,429)	(76,660,114)	(30,592,508)
Convertible Fund	—	—	—
Total Return Bond Fund	—	—	—
High Yield Fund	—	(3,378,578)	—
Market Neutral Income Fund	—	(98,716,698)	(32,055,360)

Note 5 – Short Sales
Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends or interest paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

120	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 6 – Derivative Instruments
Foreign Currency Risk. The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at October 31, 2010, were multinational banks.

As of October 31, 2010 the Funds had outstanding forwards as listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2010, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended October 31, 2010 the Funds had the following transactions in options written:

	GROWTH AND		GLOBAL GROWTH AND
	INCOME FUND		INCOME FUND
	NUMBER OF	PREMIUMS	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED	CONTRACTS	RECEIVED
Options outstanding at October 31, 2009	—	$—	—	$—
Options written	9,940	4,619,553	313	123,028
Options closed	(9,940)	(4,619,553)	(313)	(123,028)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2010	—	$—	—	$—

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Notes to Financial Statements

	CONVERTIBLE FUND		MARKET NEUTRAL INCOME FUND
	NUMBER OF	PREMIUMS	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED	CONTRACTS	RECEIVED
Options outstanding at October 31, 2009	1,800	$610,542	16,302	$30,767,129
Options written	4,235	1,786,912	51,965	106,386,002
Options closed	(6,035)	(2,397,454)	(57,542)	(117,697,006)
Options exercised	—	—	(2,980)	(285,413)
Options expired	—	—	(500)	(89,682)

Options outstanding at October 31, 2010	—	$—	7,245	$19,081,030

Below are the types of derivatives in the Funds by gross value as of October 31, 2010:

		ASSETS		LIABILITIES
		STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
FUND	DERIVATIVE TYPE	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Growth Fund	Options purchased	Investments in securities	$22,764,500		$—
Value Fund	Options purchased	Investments in securities	190,900
Blue Chip Fund	Options purchased	Investments in securities	207,987
Discovery Growth Fund	Options purchased	Investments in securities	380,900
International Growth Fund	Options purchased	Investments in securities	1,305,495
Evolving World Growth Fund	Options purchased	Investments in securities	340,580
Global Equity Fund	Options purchased	Investments in securities	239,727
	Foreign Exchange contracts	Unrealized depreciation on forward foreign currency contracts	28,642	Unrealized depreciation on forward foreign currency contracts	237,428
Growth and Income Fund	Options purchased	Investments in securities	46,889,310
Global Growth and Income Fund	Options purchased	Investments in securities	18,590,807
	Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,203,494	Unrealized depreciation on forward foreign currency contracts	5,335,705
Convertible Fund	Options purchased	Investments in securities	101,786,780
	Foreign Exchange contracts	Unrealized appreciation on forward foreign currency contracts	451,217	Unrealized depreciation on forward foreign currency contracts	2,518,524
High Yield Fund	Options purchased	Investments in securities	348,012
Market Neutral Income Fund	Options purchased	Investments in securities	25,726,960	Options written	27,723,113

122	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Volume of Derivative Activity for the Twelve Months Ended October 31, 2010*

FUND	DERIVATIVE TYPE		VOLUME
Growth Fund	Equity:	Purchased Options	813,560
Value Fund	Equity:	Purchased Options	380
Blue Chip Fund	Equity:	Purchased Options	410
Discovery Growth Fund	Equity:	Purchased Options	2,315
International Growth Fund	Equity:	Purchased Options	40,185
Evolving World Growth Fund	Equity:	Purchased Options	10,198
Global Equity Fund	Equity:	Purchased Options	4,184
	Foreign Currency Contracts		63,905,848
Growth and Income Fund	Equity:	Purchased Options	73,506
		Written Options	9,940
Global Growth and Income Fund	Equity:	Purchased Options	71,941
		Written Options	313
	Foreign Currency Contracts		1,773,115,961
Convertible Fund	Equity:	Purchased Options	298,017
		Written Options	4,235
	Foreign Currency Contracts		686,987,332
High Yield Fund	Equity:	Purchased Options	5,145
Market Neutral Income Fund	Equity:	Purchased Options	47,980
		Written Options	51,965

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

Note 7 – Synthetic Convertible Securities
A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 8 – When-Issued and Delayed Delivery Securities
A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the

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Notes to Financial Statements

securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 9 – Structured Equity-Linked Securities
The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 10 – Valuations
Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities (including U.S. government and government agency obligations) are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$7,641,167,298	$421,004,961	$—	$8,062,172,259
Purchased Options	22,764,500			$22,764,500
Short Term Investment	254,252,863			$254,252,863

Total	$7,918,184,661	$421,004,961	$—	$8,339,189,622

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$51,205,383	$6,106,054	$—	$57,311,437
Purchased Options	190,900			$190,900
Short Term Investment	1,212,335			$1,212,335

Total	$52,608,618	$6,106,054	$—	$58,714,672

124	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	BLUE CHIP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$59,257,424	$2,934,722	$—	$62,192,146
Purchased Options	207,987			$207,987
Short Term Investment	61,121			$61,121

Total	$59,526,532	$2,934,722	$—	$62,461,254

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$19,955,013	$—	$—	$19,955,013
Purchased Options	380,900			$380,900
Short Term Investment	1,261,675			$1,261,675

Total	$21,597,588	$—	$—	$21,597,588

	MULTI-FUND BLEND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mutual Funds	$16,141,609	$—	$—	$16,141,609

Total	$16,141,609	$—	$—	$16,141,609

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$93,243,226	$192,844,155	$—	$286,087,381
Purchased Options	1,305,495			$1,305,495
Short Term Investment	12,156,171			$12,156,171

Total	$106,704,892	$192,844,155	$—	$299,549,047

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$22,097,453	$—	$22,097,453
Convertible Preferred Stocks	2,466,835	909,656		$3,376,491
Common Stocks	29,319,018	45,223,033		$74,542,051
Purchased Options	340,580			$340,580
Short Term Investment	3,196,817			$3,196,817

Total	$35,323,250	$68,230,142	$—	$103,553,392

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Notes to Financial Statements

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$29,993,900	$21,103,640	$—	$51,097,540
Purchased Options	239,727			$239,727
Short Term Investment	1,517,335			$1,517,335

Total	$31,750,962	$21,103,640	$—	$52,854,602

Liabilities:
Forward Contracts	$208,786			$208,786

Total	$208,786	$—	$—	$208,786

	GROWTH & INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,356,275,127	$—	$1,356,275,127
Synthetic Convertible Securities (Sovereign Bonds)		259,836,251		$259,836,251
Synthetic Convertible Securities (Purchased Options)	37,907,560			$37,907,560
Convertible Preferred Stocks	189,620,219	113,595,000		$303,215,219
Common Stocks	1,792,997,501	141,831,782		$1,934,829,283
Purchased Options	8,981,750			$8,981,750
Short Term Investment	78,454,461			$78,454,461

Total	$2,107,961,491	$1,871,538,160	$—	$3,979,499,651

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENT	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS	TOTAL
Beginning Balance (as of November 1, 2009)	$19,064,000	$—	$19,064,000
Net realized gain (loss)	6,445,304		6,445,304
Change in net unrealized appreciation/depreciation	(9,866,066)		(9,866,066)
Settlements	(15,643,238)		(15,643,238)

Total	$—	$—	$—

	GLOBAL GROWTH & INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$498,757,531	$—	$498,757,531
Synthetic Convertible Securities (Sovereign Bonds)		100,329,006		$100,329,006
Synthetic Convertible Securities (Purchased Options)	15,278,182			$15,278,182
Convertible Preferred Stocks	74,227,495	17,606,250		$91,833,745
Common Stocks	250,699,559	431,246,190		$681,945,749
Purchased Options	3,312,625			$3,312,625
Short Term Investment	18,608,169			$18,608,169
Forward Contracts	128,549			$128,549

Total	$362,254,579	$1,047,938,977	$—	$1,410,193,556

Liabilities:
Forward Contracts	4,260,760			$4,260,760

Total	$4,260,760	$—	$—	$4,260,760

126	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENT	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS	TOTAL
Beginning Balance (as of November 1, 2009)	$3,217,050	$—	$3,217,050
Net realized gain (loss)	1,087,647		1,087,647
Change in net unrealized appreciation/depreciation	(1,664,899)		(1,664,899)
Settlements	(2,639,798)		(2,639,798)

Total	$—	$—	$—

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$2,072,638,617	$—	$2,072,638,617
Synthetic Convertible Securities (Sovereign Bonds)		268,874,954		$268,874,954
Synthetic Convertible Securities (Purchased Options)	72,913,530			$72,913,530
Convertible Preferred Stocks	212,127,832	101,909,375		$314,037,207
Common Stocks	479,198,331	97,686,712		$576,885,043
Purchased Options	28,873,250			$28,873,250
Short Term Investment	45,846,654			$45,846,654
Forward Contracts	451,217			$451,217

Total	$839,410,814	$2,541,109,658	$—	$3,380,520,472

Liabilities:
Forward Contracts	$2,518,524			$2,518,524

Total	$2,518,524	$—	$—	$2,518,524

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$127,030,601	$—	$127,030,601
U.S. Government and Agency Securities		38,688,104		$38,688,104
Sovereign Bonds		44,311,314		$44,311,314
Residential Mortgage Backed Securities		16,896,721		$16,896,721
Asset Backed Security		1,073,532		$1,073,532
Short Term Investment	2,919,134			$2,919,134

Total	$2,919,134	$228,000,272	$—	$230,919,406

	HIGH YIELD FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$262,573,153	$—	$262,573,153
Convertible Bonds		13,693,972		$13,693,972
Sovereign Bonds		3,752,359		$3,752,359
Convertible Preferred Stocks	16,297,155	9,217,125		$25,514,280
Structured Equity-Linked Securities		6,870,804		$6,870,804
Purchased Options	348,012			$348,012
Short Term Investment	12,773,380			$12,773,380

Total	$29,418,547	$296,107,413	$—	$325,525,960

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Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$578,850,490	$—	$578,850,490
U.S. Government and Agency Securities		207,977,100		$207,977,100
Synthetic Convertible Securities (Corporate Bonds)		47,130,273		$47,130,273
Synthetic Convertible Securities (Sovereign Bonds)		126,551,099		$126,551,099
Synthetic Convertible Securities (Purchased Options)	15,807,540			$15,807,540
Common Stocks	1,047,122,040			$1,047,122,040
Purchased Options	9,919,420			$9,919,420
Short Term Investment	68,340,855			$68,340,855

Total	$1,141,189,855	$960,508,962	$—	$2,101,698,817

Liabilities:
U.S. Government and Agency Securities sold short	$—	$200,834,400		$200,834,400
Common Stocks sold short	272,220,592	15,938,975		$288,159,567
Written Options	27,723,113			$27,723,113

Total	$299,943,705	$216,773,375	$—	$516,717,080

128	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 12 – Capital Share Transactions
The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2010							DISCOVERY GROWTH
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		FUND**
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,483,958	$776,609,165	173,158	$1,904,422	977,090	$10,762,177	1,250,730	$12,835,871
Shares issued as reinvestment of distributions	—	—	6,466	69,384	4,547	49,334	—	—
Less shares redeemed	(45,071,875)	(1,993,810,743)	(426,186)	(4,558,897)	(1,984,751)	(22,082,971)	—	—

Net increase (decrease)	(27,587,917)	$(1,217,201,578)	(246,562)	$(2,585,091)	(1,003,114)	$(11,271,460)	1,250,730	$12,835,871

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	62,210	$2,779,304	26,199	$267,316	15,814	$167,336	100,001	$1,000,010
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(4,247,733)	(189,236,814)	(164,733)	(1,673,833)	(152,867)	(1,629,635)	(1)	(11)

Net increase (decrease)	(4,185,523)	$(186,457,510)	(138,534)	$(1,406,517)	(137,053)	$(1,462,299)	100,000	$999,999

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,159,645	$88,096,505	61,769	$638,003	157,669	$1,671,582	133,163	$1,366,227
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(9,978,610)	(405,759,750)	(186,511)	(1,882,034)	(250,394)	(2,673,433)	(22)	(248)

Net increase (decrease)	(7,818,965)	$(317,663,245)	(124,742)	$(1,244,031)	(92,725)	$(1,001,851)	133,141	$1,365,979

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,155,569	$731,943,645	228,108	$2,529,509	166,692	$1,829,004	218,079	$2,197,517
Shares issued as reinvestment of distributions	—	—	5,776	62,839	9,413	102,414	—	—
Less shares redeemed	(5,010,284)	(242,280,629)	(398,377)	(4,383,833)	(265,567)	(2,985,542)	(34)	(375)

Net increase (decrease)	10,145,285	$489,663,016	(164,493)	$(1,791,485)	(89,462)	$(1,054,124)	218,045	$2,197,142

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	158,996	$7,048,155	4	$31	—	$—	100,000	$1,000,000
Shares issued as reinvestment of distributions	—	—	2	25	—	—	—	—
Less shares redeemed	(68,840)	(3,067,864)	(3)	(32)	—	—	—	—

Net increase (decrease)	90,156	$3,980,291	3	$24	—	$—	100,000	$1,000,000

**	June 1, 2010 (commencement of operations) through October 31, 2010.

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

			INTERNATIONAL		EVOLVING WORLD
	MULTI-FUND BLEND		GROWTH FUND		GROWTH FUND		GLOBAL EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	210,863	$2,156,795	3,863,642	$54,233,339	3,050,649	$34,863,041	2,445,373	$25,291,591
Shares issued as reinvestment of distributions	4,606	46,522	—	—	9,901	106,535	—	—
Less shares redeemed	(389,293)	(3,988,069)	(3,935,289)	(54,180,578)	(927,517)	(10,710,205)	(2,086,337)	(21,621,679)

Net increase (decrease)	(173,824)	$(1,784,752)	(71,647)	$52,761	2,133,033	$24,259,371	359,036	$3,669,912

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	6,157	$63,146	85,214	$1,151,539	125,305	$1,383,300	36,327	$369,810
Shares issued as reinvestment of distributions	—	—	—	—	123	1,322	—	—
Less shares redeemed	(62,249)	(628,301)	(356,712)	(4,769,412)	(109,483)	(1,202,269)	(41,353)	(405,014)

Net increase (decrease)	(56,092)	$(565,155)	(271,498)	$(3,617,873)	15,945	$182,353	(5,026)	$(35,204)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	82,658	$843,140	583,876	$7,935,902	289,214	$3,241,728	172,162	$1,745,773
Shares issued as reinvestment of distributions	—	—	—	—	268	2,881	—	—
Less shares redeemed	(153,348)	(1,542,638)	(864,049)	(11,498,683)	(147,233)	(1,640,374)	(80,442)	(804,285)

Net increase (decrease)	(70,690)	$(699,498)	(280,173)	$(3,562,781)	142,249	$1,604,235	91,720	$941,488

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	70,452	$740,257	5,620,431	$78,393,370	5,149,477	$58,422,488	703,473	$7,134,799
Shares issued as reinvestment of distributions	194	1,969	6,915	93,005	18,304	197,321	—	—
Less shares redeemed	(52,512)	(545,375)	(2,793,819)	(39,329,382)	(3,262,775)	(37,007,187)	(160,889)	(1,672,988)

Net increase (decrease)	18,134	$196,851	2,833,527	$39,156,993	1,905,006	$21,612,622	542,584	$5,461,811

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	47,560	$690,552	101,201	$1,117,362	4,395	$43,233
Shares issued as reinvestment of distributions	36	367	—	—	391	4,205	—	—
Less shares redeemed	—	—	(19,330)	(260,100)	(101,722)	(1,121,614)	(1,111)	(10,773)

Net increase (decrease)	36	$367	28,230	$430,452	(130)	$(47)	3,284	$32,460

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

130	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND		GLOBAL GROWTH				TOTAL RETURN
	INCOME FUND		AND INCOME FUND		CONVERTIBLE FUND		BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,455,563	$384,830,800	14,026,952	$136,004,756	44,736,842	$842,911,390	5,931,694	$64,804,886
Shares issued as reinvestment of distributions	1,213,815	34,554,088	504,103	4,848,469	2,810,307	52,686,550	367,057	3,986,358
Less shares redeemed	(21,672,006)	(615,074,464)	(12,890,514)	(123,929,523)	(58,210,642)	(1,097,226,776)	(4,634,494)	(50,712,125)

Net increase (decrease)	(7,002,628)	$(195,689,576)	1,640,541	$16,923,702	(10,663,493)	$(201,628,836)	1,664,257	$18,079,119

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	156,530	$5,060,930	295,076	$2,891,824	159,681	$3,531,151	745,889	$8,161,784
Shares issued as reinvestment of distributions	105,776	3,412,911	55,495	542,066	50,132	1,105,995	59,949	649,411
Less shares redeemed	(3,494,562)	(112,685,731)	(1,536,039)	(15,068,585)	(1,925,361)	(42,649,157)	(897,432)	(9,813,884)

Net increase (decrease)	(3,232,256)	$(104,211,890)	(1,185,468)	$(11,634,695)	(1,715,548)	$(38,012,011)	(91,594)	$(1,002,689)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,175,751	$148,698,748	7,746,343	$71,506,279	10,751,707	$201,908,348	2,475,231	$27,012,849
Shares issued as reinvestment of distributions	528,409	15,122,633	341,793	3,122,931	665,184	12,417,561	107,695	1,166,851
Less shares redeemed	(8,825,917)	(252,272,255)	(6,325,509)	(57,974,992)	(7,026,685)	(131,712,046)	(1,638,107)	(17,939,444)

Net increase (decrease)	(3,121,757)	$(88,450,874)	1,762,627	$16,654,218	4,390,206	$82,613,863	944,819	$10,240,256

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,517,020	$487,678,076	52,160,145	$508,311,866	41,781,950	$745,795,950	7,460,944	$81,516,537
Shares issued as reinvestment of distributions	447,818	12,465,337	851,345	8,301,446	902,357	15,934,081	218,364	2,368,411
Less shares redeemed	(7,884,569)	(219,602,668)	(3,409,036)	(33,228,973)	(19,366,346)	(343,151,796)	(7,295,219)	(79,704,690)

Net increase (decrease)	10,080,269	$280,540,745	49,602,454	$483,384,339	23,317,961	$418,578,235	384,089	$4,180,258

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	315,284	$8,983,119	107,498	$1,055,606	124,271	$2,343,363	115,161	$1,259,476
Shares issued as reinvestment of distributions	3,519	99,948	1,040	9,940	3,043	56,949	6,038	65,492
Less shares redeemed	(72,370)	(2,044,618)	(20,747)	(201,803)	(18,630)	(352,606)	(113,487)	(1,239,635)

Net increase (decrease)	246,433	$7,038,449	87,791	$863,743	108,684	$2,047,706	7,712	$85,333

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

			MARKET NEUTRAL
	HIGH YIELD FUND		INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	9,995,592	$96,352,463	62,610,039	$724,046,248
Shares issued as reinvestment of distributions	1,379,441	13,223,434	932,803	10,757,254
Less shares redeemed	(11,894,124)	(113,730,894)	(45,185,988)	(522,285,754)

Net increase (decrease)	(519,091)	$(4,154,997)	18,356,854	$212,517,748

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	310,084	$3,091,461	233,026	$2,810,453
Shares issued as reinvestment of distributions	78,105	776,794	5,335	64,683
Less shares redeemed	(728,509)	(7,270,633)	(1,095,465)	(13,258,445)

Net increase (decrease)	(340,320)	$(3,402,378)	(857,104)	$(10,383,309)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	1,198,645	$11,920,314	8,817,957	$103,320,427
Shares issued as reinvestment of distributions	201,723	1,993,839	90,515	1,059,496
Less shares redeemed	(1,383,820)	(13,729,165)	(8,365,330)	(98,130,068)

Net increase (decrease)	16,548	$184,988	543,142	$6,249,855

Class I	Shares	Dollars	Shares	Dollars
Shares sold	3,401,744	$32,554,362	42,956,599	$492,588,376
Shares issued as reinvestment of distributions	245,040	2,352,958	309,084	3,532,068
Less shares redeemed	(1,202,376)	(11,600,750)	(15,369,429)	(175,998,227)

Net increase (decrease)	2,444,408	$23,306,570	27,896,254	$320,122,217

Class R	Shares	Dollars	Shares	Dollars
Shares sold	20,773	$200,761	134,772	$1,565,438
Shares issued as reinvestment of distributions	878	8,407	944	10,865
Less shares redeemed	(9,568)	(93,169)	(29,077)	(338,620)

Net increase (decrease)	12,083	$115,999	106,639	$1,237,683

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

132	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2009
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		MULTI-FUND BLEND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	29,344,601	$950,374,678	369,834	$3,060,650	844,625	$7,137,103	587,521	$4,550,017
Shares issued as reinvestment of distributions	—	—	2,656	21,857	25,335	207,750	—	—
Less shares redeemed	(62,659,837)	(2,009,823,840)	(2,359,867)	(18,427,643)	(5,355,847)	(42,232,158)	(769,482)	(5,697,162)

Net increase (decrease)	(33,315,236)	$(1,059,449,162)	(1,987,377)	$(15,345,136)	(4,485,887)	$(34,887,305)	(181,961)	$(1,147,145)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	530,096	$16,680,612	75,264	$609,402	155,736	$1,251,884	42,717	$355,002
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(4,676,139)	(149,007,565)	(195,356)	(1,533,643)	(214,524)	(1,739,794)	(105,504)	(806,469)

Net increase (decrease)	(4,146,043)	$(132,326,953)	(120,092)	$(924,241)	(58,788)	$(487,910)	(62,787)	$(451,467)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,157,435	$125,123,352	183,634	$1,424,048	959,372	$7,659,375	252,341	$1,955,824
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(16,158,482)	(463,024,116)	(350,053)	(2,714,082)	(922,319)	(7,409,687)	(267,332)	(2,008,698)

Net increase (decrease)	(12,001,047)	$(337,900,764)	(166,419)	$(1,290,034)	37,053	$249,688	(14,991)	$(52,874)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,823,842	$205,297,187	264,454	$2,263,943	68,570	$540,088	14,252	$124,094
Shares issued as reinvestment of distributions	—	—	6,293	52,486	21,004	172,655	—	—
Less shares redeemed	(4,462,591)	(150,043,932)	(513,579)	(4,292,615)	(534,661)	(4,512,816)	(7,464)	(55,610)

Net increase (decrease)	1,361,251	$55,253,255	(242,832)	$(1,976,186)	(445,087)	$(3,800,073)	6,788	$68,484

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	90,175	$3,046,231	—	$—	12	$96	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	27	219	—	—
Less shares redeemed	(18,461)	(627,979)	—	—	(3,624)	(35,073)	—	—

Net increase (decrease)	71,714	$2,418,252	—	$—	(3,585)	$(34,758)	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	INTERNATIONAL		EVOLVING WORLD				GROWTH AND
	GROWTH FUND		GROWTH FUND		GLOBAL EQUITY FUND		INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,005,359	$20,049,288	1,389,056	$12,548,451	630,849	$4,253,132	10,626,207	$248,429,222
Shares issued as reinvestment of distributions	—	—	1,397	9,803	102,798	652,765	1,046,712	24,418,589
Less shares redeemed	(7,779,165)	(67,873,155)	(70,416)	(665,266)	(1,754,286)	(11,669,274)	(30,847,535)	(675,502,396)

Net increase (decrease)	(5,773,806)	$(47,823,867)	1,320,037	$11,892,988	(1,020,639)	$(6,763,377)	(19,174,616)	$(402,654,585)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	87,245	$867,424	31,949	$292,662	42,082	$311,047	433,239	$10,922,584
Shares issued as reinvestment of distributions	—	—	584	4,102	9,182	58,028	84,232	2,237,109
Less shares redeemed	(534,201)	(4,761,457)	(820)	(8,397)	(32,376)	(224,512)	(4,571,992)	(115,392,973)

Net increase (decrease)	(446,956)	$(3,894,033)	31,713	$288,367	18,888	$144,563	(4,054,521)	$(102,233,280)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	321,927	$3,109,466	39,172	$368,960	244,889	$1,711,889	4,493,483	$103,742,304
Shares issued as reinvestment of distributions	—	—	589	4,134	15,598	98,270	376,868	8,899,957
Less shares redeemed	(1,789,434)	(15,769,085)	(301)	(2,536)	(375,642)	(2,464,398)	(16,242,807)	(357,028,179)

Net increase (decrease)	(1,467,507)	$(12,659,619)	39,460	$370,558	(115,155)	$(654,239)	(11,372,456)	$(244,385,918)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	318,539	$3,238,817	216,882	$2,063,100	70,070	$558,003	9,385,242	$229,220,372
Shares issued as reinvestment of distributions	—	—	20,048	140,736	28,941	183,488	156,898	3,648,442
Less shares redeemed	(5,767,826)	(49,723,838)	(159)	(1,491)	(59,367)	(418,009)	(3,219,532)	(70,613,003)

Net increase (decrease)	(5,449,287)	$(46,485,021)	236,771	$2,202,345	39,644	$323,482	6,322,608	$162,255,811

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	39,406	$406,705	400	$3,984	770	$6,454	74,510	$1,709,496
Shares issued as reinvestment of distributions	—	—	769	5,400	5,276	33,396	655	15,905
Less shares redeemed	(1,286)	(10,971)	—	—	—	—	(11,681)	(271,930)

Net increase (decrease)	38,120	$395,734	1,169	$9,384	6,046	$39,850	63,484	$1,453,471

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

134	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL GROWTH AND				TOTAL RETURN
	INCOME FUND		CONVERTIBLE FUND		BOND FUND		HIGH YIELD FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,680,323	53,952,526	104,961,066	$1,651,675,339	7,382,476	$77,848,270	19,204,759	$147,090,538
Shares issued as reinvestment of distributions	935,446	6,697,794	1,525,157	25,050,640	194,174	2,070,370	977,941	7,997,958
Less shares redeemed	(18,836,803)	(140,803,517)	(22,667,873)	(374,418,369)	(4,693,513)	(49,171,082)	(11,229,880)	(87,987,262)

Net increase (decrease)	(11,221,034)	$(80,153,197)	83,818,350	$1,302,307,610	2,883,137	$30,747,558	8,952,820	$67,101,234

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	368,094	$2,925,328	1,711,929	$30,203,056	1,427,416	$14,987,111	655,752	$5,246,820
Shares issued as reinvestment of distributions	139,979	1,027,431	55,392	1,023,405	34,182	363,934	64,813	539,250
Less shares redeemed	(2,138,913)	(16,504,945)	(1,709,794)	(31,706,966)	(740,365)	(7,840,595)	(737,754)	(5,964,550)

Net increase (decrease)	(1,630,840)	$(12,552,186)	57,527	$(480,505)	721,233	$7,510,450	(17,189)	$(178,480)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,379,927	$34,278,943	24,063,077	$373,665,343	3,014,329	$31,862,833	1,840,769	$15,064,769
Shares issued as reinvestment of distributions	675,530	4,647,645	372,657	6,020,158	53,007	564,629	130,643	1,091,737
Less shares redeemed	(11,658,703)	(83,581,668)	(4,300,795)	(68,307,553)	(1,423,632)	(15,139,299)	(1,177,629)	(9,478,243)

Net increase (decrease)	(6,603,246)	$(44,655,080)	20,134,939	$311,377,948	1,643,704	$17,288,163	793,783	$6,678,263

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,109,384	$100,711,442	29,247,509	$439,909,498	293,902	$3,110,816	1,440,117	$12,053,270
Shares issued as reinvestment of distributions	490,431	3,550,718	340,752	5,336,723	149,757	1,591,470	88,468	739,903
Less shares redeemed	(7,834,348)	(61,190,244)	(6,157,961)	(99,349,663)	(141,983)	(1,521,899)	(628,524)	(4,792,085)

Net increase (decrease)	4,765,467	$43,071,916	23,430,300	$345,896,558	301,676	$3,180,387	900,061	$8,001,088

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,724	$149,509	33,097	$548,971	6,818	$73,094	1,670	$15,140
Shares issued as reinvestment of distributions	409	2,920	526	8,738	3,966	42,152	630	5,040
Less shares redeemed	(7,538)	(56,676)	(618)	(11,359)	(28)	(313)	—	—

Net increase (decrease)	12,595	$95,753	33,005	$546,350	10,756	$114,933	2,300	$20,180

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	MARKET NEUTRAL
	INCOME FUND
Class A	Shares	Dollars
Shares sold	46,832,843	$505,149,840
Shares issued as reinvestment of distributions	4,504,485	46,258,688
Less shares redeemed	(42,976,565)	(454,392,241)

Net increase (decrease)	8,360,763	$97,016,287

Class B	Shares	Dollars
Shares sold*	534,391	$5,808,556
Shares issued as reinvestment of distributions	162,233	1,742,203
Less shares redeemed	(1,633,535)	(18,152,232)

Net increase (decrease)	(936,911)	$(10,601,473)

Class C	Shares	Dollars
Shares sold	6,427,068	$70,266,215
Shares issued as reinvestment of distributions	1,398,089	14,533,129
Less shares redeemed	(11,803,611)	(125,764,067)

Net increase (decrease)	(3,978,454)	$(40,964,723)

Class I	Shares	Dollars
Shares sold	15,920,488	$171,365,199
Shares issued as reinvestment of distributions	563,424	5,757,710
Less shares redeemed	(9,640,735)	(100,972,405)

Net increase (decrease)	6,843,177	$76,150,504

Class R	Shares	Dollars
Shares sold	93,179	$1,035,249
Shares issued as reinvestment of distributions	897	9,223
Less shares redeemed	(17,637)	(189,615)

Net increase (decrease)	76,439	$854,857

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

136	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$40.60	$32.20	$70.29	$55.12	$58.31		$49.90

Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.14)	(0.24)	(0.35)	(0.23)		(0.30)

Net realized and unrealized gain (loss)	8.74	8.54	(30.29)	17.49	(2.96)		11.05

Total from investment operations	8.58	8.40	(30.53)	17.14	(3.19)		10.75

Distributions:
Dividends from net investment income	—	—	—	—	—		—

Dividends from net realized gains	—	—	(7.56)	(1.97)	—		(2.34)

Total distributions	—	—	(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$49.18	$40.60	$32.20	$70.29	$55.12		$58.31

Ratios and supplemental data:
Total return(b)	21.13%	26.09%	(48.11% )	32.15%	(5.47%	)	21.96%

Net assets, end of period (000)	$4,721,389	$5,017,458	$5,052,016	$12,068,660	$12,573,503		$14,242,247

Ratio of net expenses to average net assets	1.27%	1.32%	1.21%	1.20%	1.19%	(c)	1.20%

Ratio of gross expenses to average net assets prior to expense reductions	1.27%	1.33%	1.22%	1.21%	1.19%	(c)	1.20%

Ratio of net investment income (loss) to average net assets	(0.37% )	(0.44% )	(0.46% )	(0.61% )	(0.71%	)(c)	(0.55% )

					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Portfolio turnover rate	52.7%	52.3%	73.9%	75.8%	41.2%		74.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	137

Calamos Growth Fund  Financial Highlights

	CLASS B
							April 1, 2006
							through		Year Ended
	Year Ended October 31,						October 31,		March 31,
	2010		2009		2008	2007	2006		2006
Net asset value, beginning of period	$40.72		$32.53		$71.41	$56.37	$59.91		$51.59

Income from investment operations:
Net investment income (loss)(a)	(0.50)		(0.39)		(0.63)	(0.80)	(0.48)		(0.72)

Net realized and unrealized gain (loss)	8.74		8.58		(30.69)	17.81	(3.06)		11.38

Total from investment operations	8.24		8.19		(31.32)	17.01	(3.54)		10.66

Distributions:
Dividends from net investment income	—		—		—	—	—		—

Dividends from net realized gains	—		—		(7.56)	(1.97)	—		(2.34)

Total distributions	—		—		(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$48.96		$40.72		$32.53	$71.41	$56.37		$59.91

Ratios and supplemental data:
Total return(b)	20.24%		25.18%		(48.50% )	31.18%	(5.91%	)	21.05%

Net assets, end of period (000)	$508,828		$593,604		$609,200	$1,396,806	$1,280,227		$1,424,960

Ratio of net expenses to average net assets	2.02%		2.07%		1.96%	1.95%	1.94%	(c)	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	2.02%		2.08%		1.97%	1.96%	1.94%	(c)	1.95%

Ratio of net investment income (loss) to average net assets	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )	(1.46%	)(c)	(1.30% )

	CLASS C
							April 1, 2006
							through		Year Ended
	Year Ended October 31,						October 31,		March 31,
	2010		2009		2008	2007	2006		2006
Net asset value, beginning of period	$37.26		$29.77		$66.05	$52.29	$55.57		$48.00

Income from investment operations:
Net investment income (loss)(a)	(0.45)		(0.36)		(0.58)	(0.74)	(0.44)		(0.67)

Net realized and unrealized gain (loss)	7.99		7.85		(28.14)	16.47	(2.84)		10.58

Total from investment operations	7.54		7.49		(28.72)	15.73	(3.28)		9.91

Distributions:
Dividends from net investment income	—		—		—	—	—		—

Dividends from net realized gains	—		—		(7.56)	(1.97)	—		(2.34)

Total distributions	—		—		(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$44.80		$37.26		$29.77	$66.05	$52.29		$55.57

Ratios and supplemental data:
Total return(b)	20.24%		25.16%		(48.50% )	31.16%	(5.90%	)	21.06%

Net assets, end of period (000)	$1,718,714		$1,720,775		$1,732,305	$3,801,620	$3,716,923		$4,152,698

Ratio of net expenses to average net assets	2.02%		2.07%		1.96%	1.95%	1.94%	(c)	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	2.02%		2.08%		1.97%	1.96%	1.94%	(c)	1.95%

Ratio of net investment income (loss) to average net assets	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )	(1.46%	)(c)	(1.30% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

138	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund  Financial Highlights

	CLASS I
							April 1, 2006
							through		Year Ended
	Year Ended October 31,						October 31,		March 31,
	2010		2009		2008	2007	2006		2006
Net asset value, beginning of period	$44.09		$34.88		$75.28	$58.75	$62.06		$52.85

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.07)		(0.11)	(0.23)	(0.16)		(0.17)

Net realized and unrealized gain (loss)	9.50		9.28		(32.73)	18.73	(3.15)		11.72

Total from investment operations	9.45		9.21		(32.84)	18.50	(3.31)		11.55

Distributions:
Dividends from net investment income	—		—		—	—	—		—

Dividends from net realized gains	—		—		(7.56)	(1.97)	—		(2.34)

Total distributions	—		—		(7.56)	(1.97)	—		(2.34)

Net asset value, end of period	$53.54		$44.09		$34.88	$75.28	$58.75		$62.06

Ratios and supplemental data:
Total return(b)	21.43%		26.40%		(47.97% )	32.49%	(5.33%	)	22.25%

Net assets, end of period (000)	$1,335,967		$652,733		$468,906	$226,225	$140,089		$198,409

Ratio of net expenses to average net assets	1.02%		1.07%		0.96%	0.95%	0.94%	(c)	0.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.02%		1.07%		0.97%	0.96%	0.94%	(c)	0.95%

Ratio of net investment income (loss) to average net assets	(0.11%	)	(0.20%	)	(0.21% )	(0.36% )	(0.46%	)(c)	(0.30% )

	CLASS R
						March 1, 2007*
						through
	Year Ended October 31,					October 31,
	2010		2009		2008	2007
Net asset value, beginning of period	$40.31		$32.05		$70.16	$53.60

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.27)		(0.25)		(0.35)	(0.36)

Net realized and unrealized gain (loss)	8.67		8.51		(30.20)	16.92

Total from investment operations	8.40		8.26		(30.55)	16.56

Distributions:
Dividends from net investment income	—		—		—	—

Dividends from net realized gains	—		—		(7.56)	—

Total distributions	—		—		(7.56)	—

Net asset value, end of period	$48.71		$40.31		$32.05	$70.16

Ratios and supplemental data:
Total return(b)	20.84%		25.77%		(48.24% )	30.90%

Net assets, end of period (000)	$9,071		$3,872		$780	$404

Ratio of net expenses to average net assets	1.52%		1.56%		1.46%	1.45%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.52%		1.56%		1.47%	1.46%	(c)

Ratio of net investment income (loss) to average net assets	(0.62%	)	(0.73%	)	(0.71% )	(0.86%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Value Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
						April 1, 2006
						through		Year Ended
	Year Ended October 31,					October 31,		March 31,
	2010		2009	2008	2007	2006		2006
Net asset value, beginning of period	$10.57		$8.90	$14.68	$13.63	$13.03		$12.01

Income from investment operations:
Net investment income (loss)	(0.00	)(a)*	0.04 (a)	0.03 (a)	0.01 (a)	(0.00	)(a)*	0.01

Net realized and unrealized gain (loss)	0.48		1.64	(4.83)	1.73	0.60		1.51

Total from investment operations	0.48		1.68	(4.80)	1.74	0.60		1.52

Distributions:
Dividends from net investment income	(0.03)		(0.01)	(0.08)	—	—		—

Dividends from net realized gains	—		—	(0.90)	(0.69)	—		(0.50)

Total distributions	(0.03)		(0.01)	(0.98)	(0.69)	—		(0.50)

Net asset value, end of period	$11.02		$10.57	$8.90	$14.68	$13.63		$13.03

Ratios and supplemental data:
Total return(b)	4.52%		18.85%	(34.79% )	13.33%	4.60%		12.91%

Net assets, end of period (000)	$31,556		$32,877	$45,372	$76,676	$101,016		$95,264

Ratio of net expenses to average net assets	1.60%		1.59%	1.48%	1.46%	1.46%	(c)	1.47%

Ratio of gross expenses to average net assets prior to expense reductions	1.60%		1.59%	1.49%	1.46%	1.46%	(c)	1.47%

Ratio of net investment income (loss) to average net assets	0.03%		0.50%	0.24%	0.05%	(0.04%	)(c)	0.10%

						April 1, 2006
						through		Year Ended
	Year Ended October 31,					October 31,		March 31,
	2010		2009	2008	2007	2006		2006
Portfolio turnover rate	37.7%		58.7%	61.0%	29.6%	35.7%		63.3%

*	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund  Financial Highlights

	CLASS B
									April 1, 2006
									through		Year Ended
	Year Ended October 31,								October 31,		March 31,
	2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$9.98		$8.46		$14.01		$13.13		$12.61		$11.73

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)

Net realized and unrealized gain (loss)	0.44		1.54		(4.59)		1.66		0.58		1.45

Total from investment operations	0.37		1.52		(4.65)		1.57		0.52		1.38

Distributions:
Dividends from net investment income	—		—		—		—		—		—

Dividends from net realized gains	—		—		(0.90)		(0.69)		—		(0.50)

Total distributions	—		—		(0.90)		(0.69)		—		(0.50)

Net asset value, end of period	$10.35		$9.98		$8.46		$14.01		$13.13		$12.61

Ratios and supplemental data:
Total return(b)	3.71%		17.97%		(35.24%	)	12.50%		4.12%		12.01%

Net assets, end of period (000)	$3,903		$5,145		$5,377		$10,867		$9,898		$9,205

Ratio of net expenses to average net assets	2.34%		2.34%		2.23%		2.21%		2.21%	(c)	2.22%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.34%		2.24%		2.21%		2.21%	(c)	2.22%

Ratio of net investment income (loss) to average net assets	(0.70%	)	(0.29%	)	(0.51%	)	(0.70%	)	(0.79%	)(c)	(0.65% )

	CLASS C
									April 1, 2006
									through		Year Ended
	Year Ended October 31,								October 31,		March 31,
	2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$9.97		$8.45		$14.00		$13.12		$12.60		$11.72

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)

Net realized and unrealized gain (loss)	0.44		1.54		(4.59)		1.66		0.58		1.45

Total from investment operations	0.37		1.52		(4.65)		1.57		0.52		1.38

Distributions:
Dividends from net investment income	—		—		—		—		—		—

Dividends from net realized gains	—		—		(0.90)		(0.69)		—		(0.50)

Total distributions	—		—		(0.90)		(0.69)		—		(0.50)

Net asset value, end of period	$10.34		$9.97		$8.45		$14.00		$13.12		$12.60

Ratios and supplemental data:
Total return(b)	3.71%		17.99%		(35.27%	)	12.51%		4.13%		12.02%

Net assets, end of period (000)	$5,915		$6,946		$7,295		$14,364		$15,621		$14,999

Ratio of net expenses to average net assets	2.35%		2.34%		2.23%		2.21%		2.21%	(c)	2.22%

Ratio of gross expenses to average net assets prior to expense reductions	2.35%		2.34%		2.24%		2.21%		2.21%	(c)	2.22%

Ratio of net investment income (loss) to average net assets	(0.71%	)	(0.29%	)	(0.51%	)	(0.70%	)	(0.79%	)(c)	(0.65% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Value Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$10.74	$9.05	$14.92	$13.81	$13.18		$12.11

Income from investment operations:
Net investment income (loss)	0.03 (a)	0.06 (a)	0.06 (a)	0.04 (a)	0.02	(a)	0.04

Net realized and unrealized gain (loss)	0.48	1.67	(4.91)	1.76	0.61		1.53

Total from investment operations	0.51	1.73	(4.85)	1.80	0.63		1.57

Distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.12)	—	—		—

Dividends from net realized gains	—	—	(0.90)	(0.69)	—		(0.50)

Total distributions	(0.05)	(0.04)	(1.02)	(0.69)	—		(0.50)

Net asset value, end of period	$11.20	$10.74	$9.05	$14.92	$13.81		$13.18

Ratios and supplemental data:
Total return(b)	4.79%	19.23%	(34.64% )	13.60%	4.78%		13.22%

Net assets, end of period (000)	$17,340	$18,396	$17,711	$29,628	$6,951		$4,120

Ratio of net expenses to average net assets	1.35%	1.34%	1.23%	1.21%	1.21%	(c)	1.22%

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.34%	1.24%	1.21%	1.21%	(c)	1.22%

Ratio of net investment income (loss) to average net assets	0.28%	0.69%	0.49%	0.30%	0.21%	(c)	0.35%

	CLASS R
					March 1, 2007*
					through
	Year Ended October 31,				October 31,
	2010		2009	2008	2007
Net asset value, beginning of period	$10.52		$8.87	$14.66	$13.18

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)		0.02	(0.00)**	(0.02)

Net realized and unrealized gain (loss)	0.46		1.63	(4.82)	1.50

Total from investment operations	0.44		1.65	(4.82)	1.48

Distributions:
Dividends from net investment income	(0.00	)**	—	(0.07)	—

Dividends from net realized gains	—		—	(0.90)	—

Total distributions	—		—	(0.97)	—

Net asset value, end of period	$10.96		$10.52	$8.87	$14.66

Ratios and supplemental data:
Total return(b)	4.21%		18.60%	(34.96% )	11.23%

Net assets, end of period (000)	$89		$86	$72	$111

Ratio of net expenses to average net assets	1.85%		1.83%	1.73%	1.71%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.85%		1.84%	1.74%	1.71%	(c)

Ratio of net investment income (loss) to average net assets	(0.23%	)	0.18%	(0.01% )	(0.20%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
						April 1, 2006
						through	Year Ended
	Year Ended October 31,					October 31,	March 31,
	2010		2009	2008	2007	2006	2006
Net asset value, beginning of period	$10.51		$8.91	$14.82	$12.75	$12.12	$10.91

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	0.06 (a)	0.06 (a)	0.04 (a)	0.02	0.02

Net realized and unrealized gain (loss)	1.46		1.58	(5.05)	2.11	0.61	1.19

Total from investment operations	1.44		1.64	(4.99)	2.15	0.63	1.21

Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.03)	(0.04)	—	—

Dividends from net realized gains	—		—	(0.89)	(0.04)	—	—

Total distributions	(0.02)		(0.04)	(0.92)	(0.08)	—	—

Net asset value, end of period	$11.93		$10.51	$8.91	$14.82	$12.75	$12.12

Ratios and supplemental data:
Total return(b)	13.72%		18.50%	(35.66% )	16.93%	5.20%	11.09%

Net assets, end of period (000)	$24,518		$32,143	$67,229	$107,955	$105,014	$95,552

Ratio of net expenses to average net assets	1.56%		1.54%	1.45%	1.44%	1.43% (c)	1.46%

Ratio of gross expenses to average net assets prior to expense reductions	1.56%		1.55%	1.46%	1.45%	1.43% (c)	1.46%

Ratio of net investment income (loss) to average net assets	(0.18%	)	0.72%	0.49%	0.33%	0.29% (c)	0.16%

						April 1, 2006
						through	Year Ended
	Year Ended October 31,					October 31,	March 31,
	2010		2009	2008	2007	2006	2006
Portfolio turnover rate	49.4%		79.0%	39.8%	45.9%	25.5%	27.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	143

Calamos Blue Chip Fund  Financial Highlights

	CLASS B
									April 1, 2006
									through		Year Ended
	Year Ended October 31,								October 31,		March 31,
	2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$10.14		$8.63		$14.44		$12.49		$11.92		$10.82

Income from investment operations:
Net investment income (loss)	(0.10	)(a)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.05)		(0.07)

Net realized and unrealized gain (loss)	1.41		1.53		(4.89)		2.05		0.62		1.17

Total from investment operations	1.31		1.51		(4.92)		1.99		0.57		1.10

Distributions:
Dividends from net investment income	—		—		—		—		—		—

Dividends from net realized gains	—		—		(0.89)		(0.04)		—		—

Total distributions	—		—		(0.89)		(0.04)		—		—

Net asset value, end of period	$11.45		$10.14		$8.63		$14.44		$12.49		$11.92

Ratios and supplemental data:
Total return(b)	12.92%		17.50%		(36.08%	)	15.96%		4.78%		10.17%

Net assets, end of period (000)	$4,171		$5,087		$4,833		$8,694		$8,007		$8,452

Ratio of net expenses to average net assets	2.31%		2.29%		2.20%		2.19%		2.18%	(c)	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.31%		2.29%		2.21%		2.20%		2.18%	(c)	2.21%

Ratio of net investment income (loss) to average net assets	(0.92%	)	(0.25%	)	(0.26%	)	(0.42%	)	(0.46%	)(c)	(0.59% )

	CLASS C
									April 1, 2006
									through		Year Ended
	Year Ended October 31,								October 31,		March 31,
	2010		2009		2008		2007		2006		2006
Net asset value, beginning of period	$10.15		$8.63		$14.45		$12.49		$11.93		$10.82

Income from investment operations:
Net investment income (loss)	(0.10	)(a)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.04)		(0.07)

Net realized and unrealized gain (loss)	1.40		1.54		(4.90)		2.06		0.60		1.18

Total from investment operations	1.30		1.52		(4.93)		2.00		0.56		1.11

Distributions:
Dividends from net investment income	—		—		—		—		—		—

Dividends from net realized gains	—		—		(0.89)		(0.04)		—		—

Total distributions	—		—		(0.89)		(0.04)		—		—

Net asset value, end of period	$11.45		$10.15		$8.63		$14.45		$12.49		$11.93

Ratios and supplemental data:
Total return(b)	12.81%		17.61%		(36.13%	)	16.04%		4.69%		10.26%

Net assets, end of period (000)	$10,628		$10,359		$8,489		$14,389		$14,430		$14,233

Ratio of net expenses to average net assets	2.31%		2.29%		2.20%		2.19%		2.18%	(c)	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.31%		2.29%		2.21%		2.20%		2.18%	(c)	2.21%

Ratio of net investment income (loss) to average net assets	(0.92%	)	(0.25%	)	(0.26%	)	(0.42%	)	(0.46%	)(c)	(0.59% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$10.56	$8.97	$14.90	$12.84	$12.19	$10.94

Income from investment operations:
Net investment income (loss)	0.01 (a)	0.07 (a)	0.09 (a)	0.08 (a)	0.04	0.01

Net realized and unrealized gain (loss)	1.46	1.59	(5.06)	2.11	0.61	1.24

Total from investment operations	1.47	1.66	(4.97)	2.19	0.65	1.25

Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.07)	(0.09)	—	—

Dividends from net realized gains	—	—	(0.89)	(0.04)	—	—

Total distributions	(0.05)	(0.07)	(0.96)	(0.13)	—	—

Net asset value, end of period	$11.98	$10.56	$8.97	$14.90	$12.84	$12.19

Ratios and supplemental data:
Total return(b)	13.97%	18.74%	(35.44% )	17.15%	5.33%	11.43%

Net assets, end of period (000)	$23,441	$21,604	$22,337	$34,783	$19,153	$17,881

Ratio of net expenses to average net assets	1.31%	1.29%	1.20%	1.19%	1.18% (c)	1.21%

Ratio of gross expenses to average net assets prior to expense reductions	1.31%	1.29%	1.21%	1.20%	1.18% (c)	1.21%

Ratio of net investment income (loss) to average net assets	0.08%	0.76%	0.74%	0.58%	0.54% (c)	0.41%

	CLASS R
					March 1, 2007*
					through
	Year Ended October 31,				October 31,
	2010		2009	2008	2007
Net asset value, beginning of period	$10.47		$8.88	$14.79	$12.80

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)		0.02	0.03	0.01

Net realized and unrealized gain (loss)	1.45		1.60	(5.04)	1.98

Total from investment operations	1.40		1.62	(5.01)	1.99

Distributions:
Dividends from net investment income	—		(0.03)	(0.01)	—

Dividends from net realized gains	—		—	(0.89)	—

Total distributions	—		(0.03)	(0.90)	—

Net asset value, end of period	$11.87		$10.47	$8.88	$14.79

Ratios and supplemental data:
Total return(b)	13.37%		18.28%	(35.82% )	15.55%

Net assets, end of period (000)	$99		$88	$106	$116

Ratio of net expenses to average net assets	1.81%		1.79%	1.70%	1.69% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.81%		1.80%	1.71%	1.70% (c)

Ratio of net investment income (loss) to average net assets	(0.43%	)	0.28%	0.24%	0.08% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	145

Calamos Discovery Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	June 1, 2010*
	through
	October 31,
	2010
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.04)

Net realized and unrealized gain (loss)	1.68

Total from investment operations	1.64

Distributions:
Dividends from net investment income	—

Dividends from net realized gains	—

Net asset value, end of period	$11.64

Ratios and supplemental data:
Total return(b)	16.40%

Net assets, end of period (000)	$14,557

Ratio of net expenses to average net assets	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.63%	(c)

Ratio of net investment income (loss) to average net assets	(0.99	)%(c)

	June 1, 2010*
	through
	October 31,
	2010
Portfolio turnover rate	26.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund  Financial Highlights

	CLASS B
	June 1, 2010*
	through
	October 31,
	2010
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.08)

Net realized and unrealized gain (loss)	1.68

Total from investment operations	1.60

Distributions:
Dividends from net investment income	—

Dividends from net realized gains	—

Net asset value, end of period	$11.60

Ratios and supplemental data:
Total return(b)	16.00%

Net assets, end of period (000)	$1,160

Ratio of net expenses to average net assets	2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.41%	(c)

Ratio of net investment income (loss) to average net assets	(1.74%	)(c)

	CLASS C
	June 1, 2010*
	through
	October 31,
	2010
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.08)

Net realized and unrealized gain (loss)	1.68

Total from investment operations	1.60

Distributions:
Dividends from net investment income	—

Dividends from net realized gains	—

Net asset value, end of period	$11.60

Ratios and supplemental data:
Total return(b)	16.00%

Net assets, end of period (000)	$1,545

Ratio of net expenses to average net assets	2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	3.38%	(c)

Ratio of net investment income (loss) to average net assets	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	147

Calamos Discovery Growth Fund  Financial Highlights

	CLASS I
	June 1, 2010*
	through
	October 31,
	2010
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.03)

Net realized and unrealized gain (loss)	1.68

Total from investment operations	1.65

Distributions:
Dividends from net investment income	—

Dividends from net realized gains	—

Net asset value, end of period	$11.65

Ratios and supplemental data:
Total return(b)	16.50%

Net assets, end of period (000)	$2,540

Ratio of net expenses to average net assets	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.40%	(c)

Ratio of net investment income (loss) to average net assets	(0.74%	)(c)

	CLASS R
	June 1, 2010*
	through
	October 31,
	2010
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)

Net realized and unrealized gain (loss)	1.68

Total from investment operations	1.63

Distributions:
Dividends from net investment income	—

Dividends from net realized gains	—

Net asset value, end of period	$11.63

Ratios and supplemental data:
Total return(b)	16.30%

Net assets, end of period (000)	$1,163

Ratio of net expenses to average net assets	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.91%	(c)

Ratio of net investment income (loss) to average net assets	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

148	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Multi-Fund Blend  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
						June 28, 2006*
						through
	Year Ended October 31,					October 31,
	2010	2009	2008		2007	2006
Net asset value, beginning of period	$9.77	$7.79	$13.44		$10.92	$10.00

Income from investment operations:
Net investment income (loss)	0.03 (a)	0.06 (a)	(0.02	)(a)	(0.04)	(0.01)

Net realized and unrealized gain (loss)	1.21	1.92	(5.47)		2.56	0.93

Total from investment operations	1.24	1.98	(5.49)		2.52	0.92

Distributions:
Dividends from net investment income	(0.06)	—	(0.06)		—	—

Dividends from net realized gains	—	—	(0.10)		—	—

Total distributions	(0.06)	—	(0.16)		—	—

Net asset value, end of period	$10.95	$9.77	$7.79		$13.44	$10.92

Ratios and supplemental data:
Total return(b)	12.76%	25.42%	(41.28%	)	23.08%	9.20%

Net assets, end of period (000)	$7,400	$8,298	$8,035		$19,034	$3,934

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%		0.50%	0.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.19%	0.76%		1.27%	10.91%	(c)

Ratio of net investment income (loss) to average net assets	0.33%	0.72%	(0.17%	)	(0.50% )	(0.50%	)(c)

						June 28, 2006*
						through
	Year Ended October 31,					October 31,
	2010	2009	2008		2007	2006
Portfolio turnover rate	17.4%	40.5%	37.7%		9.9%	0.0%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	149

Calamos Multi-Fund Blend  Financial Highlights

	CLASS B
									June 28, 2006*
									through
	Year Ended October 31,								October 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$9.57		$7.69		$13.31		$10.89		$10.00

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.01	)(a)	(0.10	)(a)	(0.09)		(0.02)

Net realized and unrealized gain (loss)	1.18		1.89		(5.42)		2.51		0.91

Total from investment operations	1.14		1.88		(5.52)		2.42		0.89

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		(0.10)		—		—

Total distributions	—		—		(0.10)		—		—

Net asset value, end of period	$10.71		$9.57		$7.69		$13.31		$10.89

Ratios and supplemental data:
Total return(b)	11.91%		24.45%		(41.73%	)	22.22%		8.90%

Net assets, end of period (000)	$1,858		$2,196		$2,248		$4,772		$715

Ratio of net expenses to average net assets	1.25%		1.25%		1.25%		1.25%		1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.03%		1.94%		1.51%		2.02%		11.66%	(c)

Ratio of net investment income (loss) to average net assets	(0.43%	)	(0.14%	)	(0.92%	)	(1.25%	)	(1.25%	)(c)

	CLASS C
									June 28, 2006 *
									through
	Year Ended October 31,								October 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$9.57		$7.69		$13.31		$10.89		$10.00

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.01	)(a)	(0.10	)(a)	(0.10)		(0.02)

Net realized and unrealized gain (loss)	1.18		1.89		(5.42)		2.52		0.91

Total from investment operations	1.14		1.88		(5.52)		2.42		0.89

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		(0.10)		—		—

Total distributions	—		—		(0.10)		—		—

Net asset value, end of period	$10.71		$9.57		$7.69		$13.31		$10.89

Ratios and supplemental data:
Total return(b)	11.91%		24.45%		(41.73%	)	22.22%		8.90%

Net assets, end of period (000)	$6,296		$6,301		$5,179		$11,648		$2,032

Ratio of net expenses to average net assets	1.25%		1.25%		1.25%		1.25%		1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.04%		1.94%		1.51%		2.02%		11.66%	(c)

Ratio of net investment income (loss) to average net assets	(0.42%	)	(0.18%	)	(0.92%	)	(1.25%	)	(1.25%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

150	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Multi-Fund Blend  Financial Highlights

	CLASS I
							June 28, 2006*
							through
	Year Ended October 31,						October 31,
	2010	2009		2008	2007		2006
Net asset value, beginning of period	$9.83	$7.82		$13.48	$10.93		$10.00

Income from investment operations:
Net investment income (loss)	0.05 (a)	0.06	(a)	0.01 (a)	(0.02)		(0.00	)**

Net realized and unrealized gain (loss)	1.23	1.95		(5.49)	2.57		0.93

Total from investment operations	1.28	2.01		(5.48)	2.55		0.93

Distributions:
Dividends from net investment income	(0.09)	—		(0.08)	—		—

Dividends from net realized gains	—	—		(0.10)	—		—

Total distributions	(0.09)	—		(0.18)	—		—

Net asset value, end of period	$11.02	$9.83		$7.82	$13.48		$10.93

Ratios and supplemental data:
Total return(b)	13.06%	25.70%		(41.13% )	23.33%		9.30%

Net assets, end of period (000)	$446	$220		$122	$121		$23

Ratio of net expenses to average net assets	0.25%	0.25%		0.25%	0.25%		0.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.08%	0.92%		0.51%	1.02%		10.66%	(c)

Ratio of net investment income (loss) to average net assets	0.52%	0.70%		0.08%	(0.25%	)	(0.25%	)(c)

	CLASS R
						March 1, 2007*
						through
	Year Ended October 31,					October 31,
	2010	2009		2008		2007
Net asset value, beginning of period	$9.72	$7.77		$13.42		$11.14

Income (loss) from investment operations:
Net investment income (loss)	0.01 (a)	0.02	(a)	(0.05	)(a)	(0.06)

Net realized and unrealized gain (loss)	1.20	1.93		(5.47)		2.34

Total from investment operations	1.21	1.95		(5.52)		2.28

Distributions:
Dividends from net investment income	(0.04)	—		(0.03)		—

Dividends from net realized gains	—	—		(0.10)		—

Total distributions	(0.04)	—		(0.13)		—

Net asset value, end of period	$10.89	$9.72		$7.77		$13.42

Ratios and supplemental data:
Total return(b)	12.49%	25.10%		(41.46%	)	20.47%

Net assets, end of period (000)	$99	$88		$71		$120

Ratio of net expenses to average net assets	0.75%	0.75%		0.75%		0.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.54%	1.44%		1.01%		1.52%	(c)

Ratio of net investment income (loss) to average net assets	0.08%	0.26%		(0.42%	)	(0.75%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	151

Calamos International Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
						April 1, 2006
						through	Year Ended
	Year Ended October 31,					October 31,	March 31,
	2010		2009	2008	2007	2006	2006
Net asset value, beginning of period	$12.64		$8.90	$19.16	$13.34	$13.10	$9.76

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	0.03 (a)	0.04 (a)	0.06	0.03	0.07

Net realized and unrealized gain (loss)	2.86		3.71	(9.61)	5.85	0.21	3.33

Total from investment operations	2.82		3.74	(9.57)	5.91	0.24	3.40

Distributions:
Dividends from net investment income	—		—	(0.08)	(0.05)	—	(0.06)

Dividends from net realized gains	—		—	(0.61)	(0.04)	—	—

Total distributions	—		—	(0.69)	(0.09)	—	(0.06)

Net asset value, end of period	$15.46		$12.64	$8.90	$19.16	$13.34	$13.10

Ratios and supplemental data:
Total return(b)	22.31%		42.02%	(51.67% )	44.59%	1.83%	34.87%

Net assets, end of period (000)	$136,723		$112,647	$130,686	$270,864	$163,662	$127,471

Ratio of net expenses to average net assets	1.67%		1.62%	1.48%	1.49%	1.52% (c)	1.62%

Ratio of gross expenses to average net assets prior to expense reductions	1.67%		1.62%	1.48%	1.49%	1.53% (c)	1.62%

Ratio of net investment income (loss) to average net assets	(0.26%	)	0.35%	0.25%	0.40%	0.49% (c)	0.80%

						April 1, 2006
						through	Year Ended
	Year Ended October 31,					October 31,	March 31,
	2010		2009	2008	2007	2006	2006
Portfolio turnover rate	63.1%		86.9%	87.7%	80.1%	39.5%	49.3%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund  Financial Highlights

	CLASS B
								April 1, 2006		Year Ended
	Year Ended October 31,							through October 31,		March 31,
	2010		2009		2008		2007	2006		2006
Net asset value, beginning of period	$12.32		$8.74		$18.88		$13.20	$13.02		$9.76

Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.01

Net realized and unrealized gain (loss)	2.78		3.61		(9.46)		5.76	0.19		3.29

Total from investment operations	2.64		3.58		(9.53)		5.72	0.18		3.30

Distributions:
Dividends from net investment income	—		—		—		—	—		(0.04)

Dividends from net realized gains	—		—		(0.61)		(0.04)	—		—

Total distributions	—		—		(0.61)		(0.04)	—		(0.04)

Net asset value, end of period	$14.96		$12.32		$8.74		$18.88	$13.20		$13.02

Ratios and supplemental data:
Total return(b)	21.43%		40.96%		(52.02%	)	43.49%	1.38%		33.81%

Net assets, end of period (000)	$16,606		$17,019		$15,978		$40,659	$19,227		$11,928

Ratio of net expenses to average net assets	2.42%		2.37%		2.23%		2.24%	2.27%	(c)	2.37%

Ratio of gross expenses to average net assets prior to expense reductions	2.42%		2.38%		2.23%		2.24%	2.28%	(c)	2.37%

Ratio of net investment income (loss) to average net assets	(1.02%	)	(0.34%	)	(0.50%	)	(0.35% )	(0.26%	)(c)	0.05%

	CLASS C
								April 1, 2006
								through		Year Ended
	Year Ended October 31,							October 31,		March 31,
	2010		2009		2008		2007	2006		2006
Net asset value, beginning of period	$12.30		$8.72		$18.85		$13.18	$13.00		$9.76

Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.02

Net realized and unrealized gain (loss)	2.78		3.61		(9.45)		5.75	0.19		3.27

Total from investment operations	2.64		3.58		(9.52)		5.71	0.18		3.29

Distributions:
Dividends from net investment income	—		—		—		—	—		(0.05)

Dividends from net realized gains	—		—		(0.61)		(0.04)	—		—

Total distributions	—		—		(0.61)		(0.04)	—		(0.05)

Net asset value, end of period	$14.94		$12.30		$8.72		$18.85	$13.18		$13.00

Ratios and supplemental data:
Total return(b)	21.46%		41.06%		(52.05%	)	43.48%	1.38%		33.73%

Net assets, end of period (000)	$48,200		$43,138		$43,401		$96,202	$56,899		$38,959

Ratio of net expenses to average net assets	2.42%		2.37%		2.23%		2.24%	2.27%	(c)	2.37%

Ratio of gross expenses to average net assets prior to expense reductions	2.42%		2.37%		2.23%		2.24%	2.28%	(c)	2.37%

Ratio of net investment income (loss) to average net assets	(1.01%	)	(0.36%	)	(0.50%	)	(0.35% )	(0.26%	)(c)	0.05%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	153

Calamos International Growth Fund  Financial Highlights

	CLASS I
						April 1, 2006
						through	Year Ended
	Year Ended October 31,					October 31,	March 31,
	2010	2009		2008	2007	2006	2006
Net asset value, beginning of period	$12.72	$8.93		$19.22	$13.37	$13.11	$9.76

Income from investment operations:
Net investment income (loss)	0.01 (a)	0.05	(a)	0.08 (a)	0.07	0.05	0.09

Net realized and unrealized gain (loss)	2.87	3.74		(9.65)	5.90	0.21	3.33

Total from investment operations	2.88	3.79		(9.57)	5.97	0.26	3.42

Distributions:
Dividends from net investment income	(0.03)	—		(0.11)	(0.08)	—	(0.07)

Dividends from net realized gains	—	—		(0.61)	(0.04)	—	—

Total distributions	(0.03)	—		(0.72)	(0.12)	—	(0.07)

Net asset value, end of period	$15.57	$12.72		$8.93	$19.22	$13.37	$13.11

Ratios and supplemental data:
Total return(b)	22.66%	42.44%		(51.56% )	45.01%	1.98%	35.13%

Net assets, end of period (000)	$96,003	$42,392		$78,423	$157,986	$59,108	$52,011

Ratio of net expenses to average net assets	1.42%	1.35%		1.23%	1.24%	1.27% (c)	1.37%

Ratio of gross expenses to average net assets prior to expense reductions	1.42%	1.36%		1.23%	1.24%	1.28% (c)	1.37%

Ratio of net investment income (loss) to average net assets	0.06%	0.51%		0.50%	0.65%	0.74% (c)	1.05%

	CLASS R
							March 1, 2007*
							through
	Year Ended October 31,						October 31,
	2010		2009		2008		2007
Net asset value, beginning of period	$12.58		$8.88		$19.13		$14.19

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(a)	0.00	(a)**	0.00	(a)**	0.02

Net realized and unrealized gain (loss)	2.84		3.70		(9.59)		4.92

Total from investment operations	2.77		3.70		(9.59)		4.94

Distributions:
Dividends from net investment income	—		—		(0.05)		—

Dividends from net realized gains	—		—		(0.61)		—

Total distributions	—		—		(0.66)		—

Net asset value, end of period	$15.35		$12.58		$8.88		$19.13

Ratios and supplemental data:
Total return(b)	22.02%		41.67%		(51.78%	)	34.81%

Net assets, end of period (000)	$1,163		$598		$83		$135

Ratio of net expenses to average net assets	1.92%		1.89%		1.73%		1.74% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.92%		1.89%		1.73%		1.74% (c)

Ratio of net investment income (loss) to average net assets	(0.49%	)	0.02%		0.00%		0.15% (c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

154	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			August 15, 2008*
			through
	Year Ended October 31,		October 31,
	2010	2009	2008
Net asset value, beginning of period	$10.30	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.08	0.12	0.01

Net realized and unrealized gain (loss)	2.11	2.91	(2.68)

Total from investment operations	2.19	3.03	(2.67)

Distributions:
Dividends from net investment income	(0.07)	(0.06)	—

Dividends from net realized gains	—	—	—

Total distributions	(0.07)	(0.06)	—

Net asset value, end of period	$12.42	$10.30	$7.33

Ratios and supplemental data:
Total return(b)	21.40%	41.76%	(26.70% )

Net assets, end of period (000)	$44,895	$15,276	$1,194

Ratio of net expenses to average net assets	1.67%	1.75%	1.68% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.67%	1.97%	3.01% (c)

Ratio of net investment income (loss) to average net assets	0.67%	1.31%	0.71% (c)

			August 15, 2008*
			through
	Year Ended October 31,		October 31,
	2010	2009	2008
Portfolio turnover rate	48.3%	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	155

Calamos Evolving World Growth Fund  Financial Highlights

	CLASS B
			August 15, 2008*
			through
	Year Ended October 31,		October 31,
	2010	2009	2008
Net asset value, beginning of period	$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	2.10	2.89	(2.68)

Total from investment operations	2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	(0.01)	(0.04)	—

Dividends from net realized gains	—	—	—

Total distributions	(0.01)	(0.04)	—

Net asset value, end of period	$12.32	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	20.42%	40.71%	(26.80%	)

Net assets, end of period (000)	$1,819	$1,349	$732

Ratio of net expenses to average net assets	2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.11% )	0.83%	(0.04%	)(c)

	CLASS C
			August 15, 2008*
			through
	Year Ended October 31,		October 31,
	2010	2009	2008
Net asset value, beginning of period	$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	2.10	2.89	(2.68)

Total from investment operations	2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	(0.02)	(0.04)	—

Dividends from net realized gains	—	—	—

Total distributions	(0.02)	(0.04)	—

Net asset value, end of period	$12.31	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	20.43%	40.71%	(26.80%	)

Net assets, end of period (000)	$3,472	$1,431	$734

Ratio of net expenses to average net assets	2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.07% )	0.82%	(0.04%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund  Financial Highlights

	CLASS I
			August 15, 2008*
			through
	Year Ended October 31,		October 31,
	2010	2009	2008
Net asset value, beginning of period	$10.32	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.10	0.15	0.02

Net realized and unrealized gain (loss)	2.12	2.91	(2.69)

Total from investment operations	2.22	3.06	(2.67)

Distributions:
Dividends from net investment income	(0.08)	(0.07)	—

Dividends from net realized gains	—	—	—

Total distributions	(0.08)	(0.07)	—

Net asset value, end of period	$12.46	$10.32	$7.33

Ratios and supplemental data:
Total return(b)	21.68%	42.14%	(26.70%	)

Net assets, end of period (000)	$52,875	$24,132	$15,404

Ratio of net expenses to average net assets	1.43%	1.49%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.97%	2.76%	(c)

Ratio of net investment income (loss) to average net assets	0.92%	1.86%	0.96%	(c)

	CLASS R
			August 15, 2008*
			through
	Year Ended October 31,		October 31,
	2010	2009	2008
Net asset value, beginning of period	$10.28	$7.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.11	0.01

Net realized and unrealized gain (loss)	2.11	2.89	(2.68)

Total from investment operations	2.15	3.00	(2.67)

Distributions:
Dividends from net investment income	(0.04)	(0.05)	—

Dividends from net realized gains	—	—	—

Total distributions	(0.04)	(0.05)	—

Net asset value, end of period	$12.39	$10.28	$7.33

Ratios and supplemental data:
Total return(b)	20.99%	41.32%	(26.70%	)

Net assets, end of period (000)	$1,252	$1,040	$732

Ratio of net expenses to average net assets	1.93%	1.99%	1.93%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.93%	2.49%	3.26%	(c)

Ratio of net investment income (loss) to average net assets	0.38%	1.37%	0.46%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	157

Calamos Global Equity Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$9.12	$7.16	$13.44	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.03)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	2.23	2.33	(6.22)	3.46

Total from investment operations	2.16	2.30	(6.28)	3.44

Distributions:
Dividends from net investment income	—	(0.33)	—	—

Dividends from net realized gains	—	—	—	—

Return of capital	—	(0.01)	—	—

Total distributions	—	(0.34)	—	—

Net asset value, end of period	$11.28	$9.12	$7.16	$13.44

Ratios and supplemental data:
Total return(b)	23.68%	34.24%	(46.73% )	34.40%

Net assets, end of period (000)	$30,212	$21,162	$23,904	$42,097

Ratio of net expenses to average net assets	1.88%	1.95%	1.82%	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.88%	2.05%	1.82%	1.92%	(c)

Ratio of net investment income (loss) to average net assets	(0.71% )	(0.45% )	(0.52% )	(0.30%	)(c)

				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Portfolio turnover rate	65.1%	101.6%	83.7%	45.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund  Financial Highlights

	CLASS B
					March 1, 2007*
					through
	Year Ended October 31,				October 31,
	2010		2009	2008	2007
Net asset value, beginning of period	$9.02		$7.06	$13.36	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	2.19		2.33	(6.16)	3.44

Total from investment operations	2.04		2.24	(6.30)	3.36

Distributions:
Dividends from net investment income	—		(0.27)	—	—

Dividends from net realized gains	—		—	—	—

Return of capital	—		(0.01)	—	—

Total distributions	—		(0.28)	—	—

Net asset value, end of period	$11.06		$9.02	$7.06	$13.36

Ratios and supplemental data:
Total return(b)	22.62%		33.48%	(47.16% )	33.60%

Net assets, end of period (000)	$2,552		$2,125	$1,531	$2,529

Ratio of net expenses to average net assets	2.63%		2.71%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(1.46%	)	(1.18% )	(1.27% )	(1.05%	)(c)

	CLASS C
					March 1, 2007*
					through
	Year Ended October 31,				October 31,
	2010		2009	2008	2007
Net asset value, beginning of period	$9.00		$7.07	$13.37	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	2.19		2.32	(6.16)	3.45

Total from investment operations	2.04		2.23	(6.30)	3.37

Distributions:
Dividends from net investment income	—		(0.29)	—	—

Dividends from net realized gains	—		—	—	—

Return of capital	—		(0.01)	—	—

Total distributions	—		(0.30)	—	—

Net asset value, end of period	$11.04		$9.00	$7.07	$13.37

Ratios and supplemental data:
Total return(b)	22.67%		33.29%	(47.12% )	33.70%

Net assets, end of period (000)	$6,523		$4,490	$4,339	$3,261

Ratio of net expenses to average net assets	2.63%		2.70%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(1.46%	)	(1.22% )	(1.27% )	(1.05%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	159

Calamos Global Equity Fund  Financial Highlights

	CLASS I
					March 1, 2007*
					through
	Year Ended October 31,				October 31,
	2010		2009	2008	2007
Net asset value, beginning of period	$9.13		$7.19	$13.46	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.01)	(0.03)	(0.00	)**

Net realized and unrealized gain (loss)	2.22		2.34	(6.24)	3.46

Total from investment operations	2.18		2.33	(6.27)	3.46

Distributions:
Dividends from net investment income	—		(0.38)	—	—

Dividends from net realized gains	—		—	—	—

Return of capital	—		(0.01)	—	—

Total distributions	—		(0.39)	—	—

Net asset value, end of period	$11.31		$9.13	$7.19	$13.46

Ratios and supplemental data:
Total return(b)	23.88%		34.70%	(46.58% )	34.60%

Net assets, end of period (000)	$11,996		$4,724	$3,436	$5,714

Ratio of net expenses to average net assets	1.63%		1.70%	1.57%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.63%		1.81%	1.57%	1.67%	(c)

Ratio of net investment income (loss) to average net assets	(0.39%	)	(0.18% )	(0.27% )	(0.05%	)(c)

	CLASS R
					March 1, 2007*
					through
	Year Ended October 31,				October 31,
	2010		2009	2008	2007
Net asset value, beginning of period	$9.07		$7.13	$13.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.10)		(0.05)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	2.22		2.32	(6.20)	3.45

Total from investment operations	2.12		2.27	(6.28)	3.41

Distributions:
Dividends from net investment income	—		(0.32)	—	—

Dividends from net realized gains	—		—	—	—

Return of capital	—		(0.01)	—	—

Total distributions	—		(0.33)	—	—

Net asset value, end of period	$11.19		$9.07	$7.13	$13.41

Ratios and supplemental data:
Total return(b)	23.37%		33.92%	(46.83% )	34.10%

Net assets, end of period (000)	$1,223		$962	$713	$1,341

Ratio of net expenses to average net assets	2.13%		2.20%	2.07%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.13%		2.31%	2.07%	2.17%	(c)

Ratio of net investment income (loss) to average net assets	(0.96%	)	(0.68% )	(0.77% )	(0.55%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

160	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$27.49	$21.13	$35.83	$32.71	$32.64	$29.40

Income from investment operations:
Net investment income (loss)	0.64 (a)	0.62 (a)	0.37 (a)	0.32	0.27	0.42

Net realized and unrealized gain (loss)	2.70	6.17	(12.09)	5.04	0.25	4.18

Total from investment operations	3.34	6.79	(11.72)	5.36	0.52	4.60

Distributions:
Dividends from net investment income	(0.68)	(0.43)	(0.52)	(0.50)	(0.45)	(0.60)

Dividends from net realized gains	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.68)	(0.43)	(2.98)	(2.24)	(0.45)	(1.36)

Net asset value, end of period	$30.15	$27.49	$21.13	$35.83	$32.71	$32.64

Ratios and supplemental data:
Total return(b)	12.31%	32.49%	(35.31% )	17.38%	1.66%	16.01%

Net assets, end of period (000)	$1,706,548	$1,748,479	$1,749,433	$3,441,626	$3,536,121	$3,352,933

Ratio of net expenses to average net assets	1.09%	1.12%	1.06%	1.06%	1.05% (c)	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.12%	1.07%	1.06%	1.05% (c)	1.06%

Ratio of net investment income (loss) to average net assets	2.26%	2.69%	1.26%	1.16%	1.35% (c)	1.31%

					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	54.6%	66.2%	83.4%	66.0%	42.2%	65.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	161

Calamos Growth and Income Fund  Financial Highlights

	CLASS B
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$31.10	$23.85	$40.09	$36.32	$36.15	$32.42

Income from investment operations:
Net investment income (loss)	0.49 (a)	0.50 (a)	0.17 (a)	0.12	0.12	0.19

Net realized and unrealized gain (loss)	3.05	6.97	(13.63)	5.60	0.30	4.64

Total from investment operations	3.54	7.47	(13.46)	5.72	0.42	4.83

Distributions:
Dividends from net investment income	(0.42)	(0.22)	(0.32)	(0.21)	(0.25)	(0.34)

Dividends from net realized gains	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.42)	(0.22)	(2.78)	(1.95)	(0.25)	(1.10)

Net asset value, end of period	$34.22	$31.10	$23.85	$40.09	$36.32	$36.15

Ratios and supplemental data:
Total return(b)	11.46%	31.48%	(35.80% )	16.53%	1.21%	15.15%

Net assets, end of period (000)	$303,273	$376,111	$385,128	$739,884	$736,256	$742,721

Ratio of net expenses to average net assets	1.84%	1.87%	1.81%	1.81%	1.80% (c)	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.88%	1.82%	1.81%	1.80% (c)	1.81%

Ratio of net investment income (loss) to average net assets	1.51%	1.95%	0.51%	0.41%	0.60% (c)	0.56%

	CLASS C
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$27.62	$21.23	$36.05	$32.89	$32.78	$29.53

Income from investment operations:
Net investment income (loss)	0.43 (a)	0.45 (a)	0.15 (a)	0.10	0.13	0.20

Net realized and unrealized gain (loss)	2.72	6.19	(12.16)	5.05	0.26	4.19

Total from investment operations	3.15	6.64	(12.01)	5.15	0.39	4.39

Distributions:
Dividends from net investment income	(0.47)	(0.25)	(0.35)	(0.25)	(0.28)	(0.38)

Dividends from net realized gains	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.47)	(0.25)	(2.81)	(1.99)	(0.28)	(1.14)

Net asset value, end of period	$30.30	$27.62	$21.23	$36.05	$32.89	$32.78

Ratios and supplemental data:
Total return(b)	11.50%	31.49%	(35.82% )	16.53%	1.20%	15.16%

Net assets, end of period (000)	$1,291,168	$1,263,459	$1,212,715	$2,244,752	$2,178,512	$2,095,534

Ratio of net expenses to average net assets	1.84%	1.87%	1.81%	1.81%	1.80% (c)	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.87%	1.82%	1.81%	1.80% (c)	1.81%

Ratio of net investment income (loss) to average net assets	1.51%	1.94%	0.51%	0.41%	0.60% (c)	0.56%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$26.89	$20.69	$35.13	$32.11	$32.06	$28.90

Income from investment operations:
Net investment income (loss)	0.70 (a)	0.68 (a)	0.42 (a)	0.46	0.32	0.51

Net realized and unrealized gain (loss)	2.64	6.01	(11.82)	4.88	0.24	4.08

Total from investment operations	3.34	6.69	(11.40)	5.34	0.56	4.59

Distributions:
Dividends from net investment income	(0.75)	(0.49)	(0.58)	(0.58)	(0.51)	(0.67)

Dividends from net realized gains	—	—	(2.46)	(1.74)	—	(0.76)

Total distributions	(0.75)	(0.49)	(3.04)	(2.32)	(0.51)	(1.43)

Net asset value, end of period	$29.48	$26.89	$20.69	$35.13	$32.11	$32.06

Ratios and supplemental data:
Total return(b)	12.61%	32.75%	(35.14% )	17.70%	1.78%	16.33%

Net assets, end of period (000)	$683,473	$352,451	$140,308	$173,650	$153,049	$142,702

Ratio of net expenses to average net assets	0.84%	0.87%	0.81%	0.81%	0.80% (c)	0.81%

Ratio of gross expenses to average net assets prior to expense reductions	0.84%	0.87%	0.82%	0.81%	0.80% (c)	0.81%

Ratio of net investment income (loss) to average net assets	2.51%	2.92%	1.51%	1.41%	1.60% (c)	1.56%

	CLASS R
				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$27.39	$21.08	$35.80	$31.32

Income (loss) from investment operations:
Net investment income (loss)	0.57 (a)	0.56 (a)	0.28 (a)	0.20

Net realized and unrealized gain (loss)	2.69	6.14	(12.05)	4.57

Total from investment operations	3.26	6.70	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.63)	(0.39)	(0.49)	(0.29)

Dividends from net realized gains	—	—	(2.46)	—

Total distributions	(0.63)	(0.39)	(2.95)	(0.29)

Net asset value, end of period	$30.02	$27.39	$21.08	$35.80

Ratios and supplemental data:
Total return(b)	12.05%	32.11%	(35.49% )	15.32%

Net assets, end of period (000)	$10,285	$2,636	$690	$115

Ratio of net expenses to average net assets	1.34%	1.36%	1.31%	1.31% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.37%	1.32%	1.31% (c)

Ratio of net investment income (loss) to average net assets	2.00%	2.35%	1.01%	0.91% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	163

Calamos Global Growth and Income Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.20	$7.35	$12.83	$10.50	$10.18	$8.27

Income from investment operations:
Net investment income (loss)(a)	0.17	0.21	0.12	0.07	0.04	0.12

Net realized and unrealized gain (loss)	0.98	1.87	(4.88)	2.60	0.38	2.19

Total from investment operations	1.15	2.08	(4.76)	2.67	0.42	2.31

Distributions:
Dividends from net investment income	(0.04)	(0.23)	—	—	(0.10)	(0.24)

Dividends from net realized gains	—	—	(0.72)	(0.34)	—	(0.16)

Return of capital	(0.15)	—	—	—	—	—

Total distributions	(0.19)	(0.23)	(0.72)	(0.34)	(0.10)	(0.40)

Net asset value, end of period	$10.16	$9.20	$7.35	$12.83	$10.50	$10.18

Ratios and supplemental data:
Total return(b)	12.64%	29.16%	(39.08% )	26.17%	4.19%	28.25%

Net assets, end of period (000)	$318,493	$273,281	$300,563	$625,429	$451,280	$387,476

Ratio of net expenses to average net assets	1.36%	1.44%	1.36%	1.38%	1.41% (c)	1.44%

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.44%	1.36%	1.38%	1.42% (c)	1.44%

Ratio of net investment income (loss) to average net assets	1.74%	2.66%	1.12%	0.61%	0.67% (c)	1.29%

					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	62.2%	97.3%	117.7%	83.3%	42.2%	59.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund  Financial Highlights

	CLASS B
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$9.37	$7.52	$13.21	$10.88	$10.57		$8.60

Income from investment operations:
Net investment income (loss)(a)	0.10	0.15	0.04	(0.02)	(0.01)		0.05

Net realized and unrealized gain (loss)	1.00	1.91	(5.01)	2.69	0.40		2.28

Total from investment operations	1.10	2.06	(4.97)	2.67	0.39		2.33

Distributions:
Dividends from net investment income	(0.03)	(0.21)	—	—	(0.08)		(0.20)

Dividends from net realized gains	—	—	(0.72)	(0.34)	—		(0.16)

Return of capital	(0.12)	—	—	—	—		—

Total distributions	(0.15)	(0.21)	(0.72)	(0.34)	(0.08)		(0.36)

Net asset value, end of period	$10.32	$9.37	$7.52	$13.21	$10.88		$10.57

Ratios and supplemental data:
Total return(b)	11.86%	28.21%	(39.57% )	25.23%	3.75%		27.39%

Net assets, end of period (000)	$43,323	$50,466	$52,729	$99,134	$61,675		$52,547

Ratio of net expenses to average net assets	2.12%	2.19%	2.11%	2.13%	2.16%	(c)	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.12%	2.19%	2.11%	2.13%	2.17%	(c)	2.19%

Ratio of net investment income (loss) to average net assets	0.99%	1.93%	0.37%	(0.14% )	(0.08%	)(c)	0.54%

	CLASS C
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$8.78	$7.06	$12.45	$10.27	$9.99		$8.15

Income from investment operations:
Net investment income (loss)(a)	0.09	0.14	0.04	(0.02)	(0.00	)**	0.05

Net realized and unrealized gain (loss)	0.94	1.79	(4.71)	2.54	0.37		2.15

Total from investment operations	1.03	1.93	(4.67)	2.52	0.37		2.20

Distributions:
Dividends from net investment income	(0.03)	(0.21)	—	—	(0.09)		(0.20)

Dividends from net realized gains	—	—	(0.72)	(0.34)	—		(0.16)

Return of capital	(0.13)	—	—	—	—		—

Total distributions	(0.16)	(0.21)	(0.72)	(0.34)	(0.09)		(0.36)

Net asset value, end of period	$9.65	$8.78	$7.06	$12.45	$10.27		$9.99

Ratios and supplemental data:
Total return(b)	11.81%	28.23%	(39.58% )	25.27%	3.69%		27.31%

Net assets, end of period (000)	$276,141	$235,776	$236,088	$429,028	$273,198		$221,122

Ratio of net expenses to average net assets	2.11%	2.19%	2.11%	2.13%	2.16%	(c)	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.11%	2.19%	2.11%	2.13%	2.17%	(c)	2.19%

Ratio of net investment income (loss) to average net assets	0.99%	1.91%	0.37%	(0.14% )	(0.08%	)(c)	0.54%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	165

Calamos Global Growth and Income Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.33	$7.43	$12.94	$10.57	$10.23	$8.30

Income from investment operations:
Net investment income (loss)(a)	0.19	0.23	0.14	0.10	0.05	0.15

Net realized and unrealized gain (loss)	1.00	1.90	(4.93)	2.61	0.40	2.19

Total from investment operations	1.19	2.13	(4.79)	2.71	0.45	2.34

Distributions:
Dividends from net investment income	(0.04)	(0.23)	—	—	(0.11)	(0.25)

Dividends from net realized gains	—	—	(0.72)	(0.34)	—	(0.16)

Return of capital	(0.16)	—	—	—	—	—

Total distributions	(0.20)	(0.23)	(0.72)	(0.34)	(0.11)	(0.41)

Net asset value, end of period	$10.32	$9.33	$7.43	$12.94	$10.57	$10.23

Ratios and supplemental data:
Total return(b)	12.92%	29.62%	(38.97% )	26.38%	4.43%	28.56%

Net assets, end of period (000)	$763,531	$227,445	$145,751	$225,092	$37,758	$28,532

Ratio of net expenses to average net assets	1.11%	1.18%	1.11%	1.13%	1.16% (c)	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.18%	1.11%	1.13%	1.17% (c)	1.19%

Ratio of net investment income (loss) to average net assets	1.97%	2.82%	1.37%	0.86%	0.92% (c)	1.54%

	CLASS R
				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$9.16	$7.32	$12.81	$10.63

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.19	0.09	0.03

Net realized and unrealized gain (loss)	0.97	1.87	(4.86)	2.15

Total from investment operations	1.11	2.06	(4.77)	2.18

Distributions:
Dividends from net investment income	(0.04)	(0.22)	—	—

Dividends from net realized gains	—	—	(0.72)	—

Return of capital	(0.14)	—	—	—

Total distributions	(0.18)	(0.22)	(0.72)	—

Net asset value, end of period	$10.09	$9.16	$7.32	$12.81

Ratios and supplemental data:
Total return(b)	12.26%	29.06%	(39.23% )	20.51%

Net assets, end of period (000)	$1,302	$377	$209	$121

Ratio of net expenses to average net assets	1.61%	1.69%	1.61%	1.63% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.61%	1.69%	1.61%	1.63% (c)

Ratio of net investment income (loss) to average net assets	1.43%	2.41%	0.87%	0.36% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$18.31	$14.13	$20.77	$19.98	$19.98	$20.42

Income from investment operations:
Net investment income (loss)	0.53 (a)	0.56 (a)	0.42 (a)	0.41 (a)	0.20 (a)	0.33

Net realized and unrealized gain (loss)	1.45	4.15	(6.52)	2.33	0.32	1.78

Total from investment operations	1.98	4.71	(6.10)	2.74	0.52	2.11

Distributions:
Dividends from net investment income	(0.69)	(0.50)	(0.48)	(0.86)	(0.52)	(0.93)

Dividends from net realized gains	—	(0.03)	(0.06)	(1.09)	—	(1.62)

Total distributions	(0.69)	(0.53)	(0.54)	(1.95)	(0.52)	(2.55)

Net asset value, end of period	$19.60	$18.31	$14.13	$20.77	$19.98	$19.98

Ratios and supplemental data:
Total return(b)	11.06%	34.00%	(30.12% )	14.80%	2.70%	10.97%

Net assets, end of period (000)	$1,741,954	$1,822,596	$222,243	$297,122	$356,203	$400,392

Ratio of net expenses to average net assets	1.08%	1.10%	1.14%	1.13%	1.12% (c)	1.12%

Ratio of gross expenses to average net assets prior to expense reductions	1.08%	1.11%	1.15%	1.13%	1.12% (c)	1.12%

Ratio of net investment income (loss) to average net assets	2.82%	3.37%	2.22%	2.11%	1.78% (c)	1.85%

					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	77.4%	45.7%	90.9%	92.7%	33.7%	63.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	167

Calamos Convertible Fund  Financial Highlights

	CLASS B
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$21.48	$16.48	$24.27	$23.02	$22.90		$23.04

Income from investment operations:
Net investment income (loss)	0.47 (a)	0.52 (a)	0.32 (a)	0.31 (a)	0.14	(a)	0.24

Net realized and unrealized gain (loss)	1.69	4.86	(7.62)	2.71	0.37		1.99

Total from investment operations	2.16	5.38	(7.30)	3.02	0.51		2.23

Distributions:
Dividends from net investment income	(0.50)	(0.35)	(0.43)	(0.68)	(0.39)		(0.75)

Dividends from net realized gains	—	(0.03)	(0.06)	(1.09)	—		(1.62)

Total distributions	(0.50)	(0.38)	(0.49)	(1.77)	(0.39)		(2.37)

Net asset value, end of period	$23.14	$21.48	$16.48	$24.27	$23.02		$22.90

Ratios and supplemental data:
Total return(b)	10.20%	33.04%	(30.66% )	13.91%	2.24%		10.18%

Net assets, end of period (000)	$56,141	$88,956	$67,313	$129,258	$153,263		$171,282

Ratio of net expenses to average net assets	1.83%	1.85%	1.89%	1.88%	1.87%	(c)	1.87%

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.86%	1.90%	1.88%	1.87%	(c)	1.87%

Ratio of net investment income (loss) to average net assets	2.12%	2.78%	1.47%	1.36%	1.03%	(c)	1.10%

	CLASS C
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$18.24	$14.09	$20.82	$20.02	$19.99		$20.42

Income from investment operations:
Net investment income (loss)	0.38 (a)	0.43 (a)	0.28 (a)	0.27 (a)	0.12	(a)	0.18

Net realized and unrealized gain (loss)	1.45	4.14	(6.51)	2.33	0.32		1.79

Total from investment operations	1.83	4.57	(6.23)	2.60	0.44		1.97

Distributions:
Dividends from net investment income	(0.56)	(0.39)	(0.44)	(0.71)	(0.41)		(0.78)

Dividends from net realized gains	—	(0.03)	(0.06)	(1.09)	—		(1.62)

Total distributions	(0.56)	(0.42)	(0.50)	(1.80)	(0.41)		(2.40)

Net asset value, end of period	$19.51	$18.24	$14.09	$20.82	$20.02		$19.99

Ratios and supplemental data:
Total return(b)	10.20%	33.01%	(30.62% )	13.93%	2.23%		10.20%

Net assets, end of period (000)	$706,108	$579,959	$164,363	$268,809	$310,918		$346,000

Ratio of net expenses to average net assets	1.83%	1.85%	1.89%	1.88%	1.87%	(c)	1.87%

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.86%	1.90%	1.88%	1.87%	(c)	1.87%

Ratio of net investment income (loss) to average net assets	2.03%	2.66%	1.47%	1.36%	1.03%	(c)	1.10%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$17.27	$13.35	$19.62	$18.98	$19.01		$19.55

Income from investment operations:
Net investment income (loss)	0.53 (a)	0.56 (a)	0.43 (a)	0.44 (a)	0.22	(a)	0.35

Net realized and unrealized gain (loss)	1.38	3.92	(6.15)	2.20	0.30		1.72

Total from investment operations	1.91	4.48	(5.72)	2.64	0.52		2.07

Distributions:
Dividends from net investment income	(0.74)	(0.53)	(0.49)	(0.91)	(0.55)		(0.99)

Dividends from net realized gains	—	(0.03)	(0.06)	(1.09)	—		(1.62)

Total distributions	(0.74)	(0.56)	(0.55)	(2.00)	(0.55)		(2.61)

Net asset value, end of period	$18.44	$17.27	$13.35	$19.62	$18.98		$19.01

Ratios and supplemental data:
Total return(b)	11.32%	34.30%	(29.95% )	15.11%	2.83%		11.31%

Net assets, end of period (000)	$883,151	$424,287	$15,152	$17,781	$21,126		$26,304

Ratio of net expenses to average net assets	0.82%	0.85%	0.89%	0.88%	0.87%	(c)	0.87%

Ratio of gross expenses to average net assets prior to expense reductions	0.82%	0.85%	0.90%	0.88%	0.87%	(c)	0.87%

Ratio of net investment income (loss) to average net assets	2.97%	3.56%	2.47%	2.36%	2.03%	(c)	2.10%

	CLASS R
				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$18.28	$14.11	$20.75	$19.04

Income (loss) from investment operations:
Net investment income (loss)(a)	0.45	0.51	0.37	0.24

Net realized and unrealized gain (loss)	1.48	4.15	(6.49)	2.03

Total from investment operations	1.93	4.66	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.66)	(0.46)	(0.46)	(0.56)

Dividends from net realized gains	—	(0.03)	(0.06)	—

Total distributions	(0.66)	(0.49)	(0.52)	(0.56)

Net asset value, end of period	$19.55	$18.28	$14.11	$20.75

Ratios and supplemental data:
Total return(b)	10.78%	33.68%	(30.19% )	12.08%

Net assets, end of period (000)	$2,878	$705	$78	$112

Ratio of net expenses to average net assets	1.32%	1.35%	1.39%	1.38% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.36%	1.40%	1.38% (c)

Ratio of net investment income (loss) to average net assets	2.39%	3.06%	1.97%	1.86% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	169

Calamos Total Return Bond Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				June 27, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.31 (a)	0.35 (a)	0.33 (a)	0.15

Net realized and unrealized gain (loss)	0.45	1.30	(0.35)	0.25

Total from investment operations	0.76	1.65	(0.02)	0.40

Distributions:
Dividends from net investment income	(0.59)	(0.41)	(0.41)	(0.15)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.59)	(0.41)	(0.41)	(0.15)

Net asset value, end of period	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	7.12%	17.10%	(0.33% )	4.00%

Net assets, end of period (000)	$114,922	$94,831	$55,858	$39,590

Ratio of net expenses to average net assets	0.90%	0.88%	0.83%	0.90% (c)

Ratio of gross expenses to average net assets prior to expense reductions	0.98%	1.00%	1.13%	1.66% (c)

Ratio of net investment income (loss) to average net assets	2.83%	3.30%	3.24%	4.11% (c)

				June 27, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Portfolio turnover rate	55.7%	287.2%	678.6%	235.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

170	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund  Financial Highlights

	CLASS B
				June 27, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.23 (a)	0.27 (a)	0.26 (a)	0.12

Net realized and unrealized gain (loss)	0.44	1.31	(0.36)	0.25

Total from investment operations	0.67	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	6.33%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$21,402	$22,103	$12,539	$1,983

Ratio of net expenses to average net assets	1.65%	1.63%	1.58%	1.65% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.75%	1.88%	2.41% (c)

Ratio of net investment income (loss) to average net assets	2.10%	2.56%	2.49%	3.36% (c)

	CLASS C
				June 27, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.23 (a)	0.27 (a)	0.25 (a)	0.12

Net realized and unrealized gain (loss)	0.43	1.31	(0.35)	0.25

Total from investment operations	0.66	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.22	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	6.24%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$50,793	$39,605	$19,018	$1,527

Ratio of net expenses to average net assets	1.65%	1.63%	1.58%	1.65% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.75%	1.88%	2.41% (c)

Ratio of net investment income (loss) to average net assets	2.09%	2.54%	2.49%	3.36% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	171

Calamos Total Return Bond Fund  Financial Highlights

	CLASS I
				June 27, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$11.06	$9.82	$10.24	$10.00

Income from investment operations:
Net investment income (loss)	0.34 (a)	0.38 (a)	0.36 (a)	0.16

Net realized and unrealized gain (loss)	0.43	1.30	(0.35)	0.24

Total from investment operations	0.77	1.68	0.01	0.40

Distributions:
Dividends from net investment income	(0.61)	(0.44)	(0.43)	(0.16)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.61)	(0.44)	(0.43)	(0.16)

Net asset value, end of period	$11.22	$11.06	$9.82	$10.24

Ratios and supplemental data:
Total return(b)	7.30%	17.39%	0.02%	4.06%

Net assets, end of period (000)	$46,625	$41,689	$34,049	$33,698

Ratio of net expenses to average net assets	0.65%	0.63%	0.58%	0.65% (c)

Ratio of gross expenses to average net assets prior to expense reductions	0.73%	0.75%	0.88%	1.41% (c)

Ratio of net investment income (loss) to average net assets	3.07%	3.59%	3.49%	4.36% (c)

	CLASS R
				June 27, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$11.06	$9.82	$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28 (a)	0.33 (a)	0.31 (a)	0.14

Net realized and unrealized gain (loss)	0.45	1.30	(0.36)	0.25

Total from investment operations	0.73	1.63	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.56)	(0.39)	(0.38)	(0.14)

Dividends from net realized gains	—	—	—	—

Total distributions	(0.56)	(0.39)	(0.38)	(0.14)

Net asset value, end of period	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	6.86%	16.81%	(0.58% )	3.91%

Net assets, end of period (000)	$1,389	$1,283	$1,033	$1,039

Ratio of net expenses to average net assets	1.15%	1.13%	1.08%	1.15% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.25%	1.38%	1.91% (c)

Ratio of net investment income (loss) to average net assets	2.59%	3.09%	2.99%	3.86% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

172	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.52	$7.11	$10.96	$10.71	$10.83	$10.75

Income from investment operations:
Net investment income (loss)	0.63 (a)	0.61 (a)	0.55 (a)	0.61	0.34	0.60

Net realized and unrealized gain (loss)	0.58	2.29	(3.44)	0.34	0.00 **	0.33

Total from investment operations	1.21	2.90	(2.89)	0.95	0.34	0.93

Distributions:
Dividends from net investment income	(0.76)	(0.49)	(0.73)	(0.64)	(0.46)	(0.72)

Dividends from net realized gains	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.76)	(0.49)	(0.96)	(0.70)	(0.46)	(0.85)

Net asset value, end of period	$9.97	$9.52	$7.11	$10.96	$10.71	$10.83

Ratios and supplemental data:
Total return(b)	13.26%	42.27%	(28.60% )	9.16%	3.32%	9.11%

Net assets, end of period (000)	$211,632	$207,057	$90,995	$186,816	$147,400	$152,382

Ratio of net expenses to average net assets	1.21%	1.22%	1.21%	1.19%	1.17% (c)	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.22%	1.21%	1.20%	1.17% (c)	1.19%

Ratio of net investment income (loss) to average net assets	6.56%	7.48%	5.69%	5.39%	5.50% (c)	5.70%

					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	57.6%	55.0%	47.5%	74.1%	27.1%	73.1%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	173

Calamos High Yield Fund  Financial Highlights

	CLASS B
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.86	$7.35	$11.28	$11.00	$11.10	$10.99

Income from investment operations:
Net investment income (loss)	0.58 (a)	0.57 (a)	0.50 (a)	0.50	0.31	0.54

Net realized and unrealized gain (loss)	0.60	2.36	(3.55)	0.39	(0.01)	0.34

Total from investment operations	1.18	2.93	(3.05)	0.89	0.30	0.88

Distributions:
Dividends from net investment income	(0.67)	(0.42)	(0.65)	(0.55)	(0.40)	(0.64)

Dividends from net realized gains	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.67)	(0.42)	(0.88)	(0.61)	(0.40)	(0.77)

Net asset value, end of period	$10.37	$9.86	$7.35	$11.28	$11.00	$11.10

Ratios and supplemental data:
Total return(b)	12.45%	41.16%	(29.06% )	8.32%	2.84%	8.37%

Net assets, end of period (000)	$17,387	$19,897	$14,956	$27,806	$33,499	$31,960

Ratio of net expenses to average net assets	1.96%	1.98%	1.96%	1.94%	1.92% (c)	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.98%	1.96%	1.95%	1.92% (c)	1.94%

Ratio of net investment income (loss) to average net assets	5.82%	6.83%	4.94%	4.64%	4.75% (c)	4.95%

	CLASS C
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.80	$7.31	$11.22	$10.95	$11.05	$10.94

Income from investment operations:
Net investment income (loss)	0.58 (a)	0.56 (a)	0.49 (a)	0.48	0.30	0.54

Net realized and unrealized gain (loss)	0.58	2.36	(3.52)	0.40	—	0.33

Total from investment operations	1.16	2.92	(3.03)	0.88	0.30	0.87

Distributions:
Dividends from net investment income	(0.67)	(0.43)	(0.65)	(0.55)	(0.40)	(0.63)

Dividends from net realized gains	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.67)	(0.43)	(0.88)	(0.61)	(0.40)	(0.76)

Net asset value, end of period	$10.29	$9.80	$7.31	$11.22	$10.95	$11.05

Ratios and supplemental data:
Total return(b)	12.34%	41.16%	(29.03% )	8.27%	2.85%	8.37%

Net assets, end of period (000)	$48,149	$45,673	$28,261	$48,377	$60,486	$65,089

Ratio of net expenses to average net assets	1.96%	1.98%	1.96%	1.94%	1.92% (c)	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.98%	1.96%	1.95%	1.92% (c)	1.94%

Ratio of net investment income (loss) to average net assets	5.81%	6.80%	4.94%	4.64%	4.75% (c)	4.95%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

174	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$9.52	$7.12	$10.96	$10.71	$10.84	$10.75

Income from investment operations:
Net investment income (loss)	0.65 (a)	0.63 (a)	0.57 (a)	0.60	0.33	0.64

Net realized and unrealized gain (loss)	0.58	2.28	(3.42)	0.38	0.02	0.33

Total from investment operations	1.23	2.91	(2.85)	0.98	0.35	0.97

Distributions:
Dividends from net investment income	(0.78)	(0.51)	(0.76)	(0.67)	(0.48)	(0.75)

Dividends from net realized gains	—	—	(0.23)	(0.06)	—	(0.13)

Total distributions	(0.78)	(0.51)	(0.99)	(0.73)	(0.48)	(0.88)

Net asset value, end of period	$9.97	$9.52	$7.12	$10.96	$10.71	$10.84

Ratios and supplemental data:
Total return(b)	13.58%	42.41%	(28.31% )	9.43%	3.50%	9.39%

Net assets, end of period (000)	$44,574	$19,286	$8,010	$9,109	$2,455	$1,947

Ratio of net expenses to average net assets	0.96%	0.97%	0.96%	0.94%	0.92% (c)	0.94%

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.97%	0.96%	0.95%	0.92% (c)	0.94%

Ratio of net investment income (loss) to average net assets	6.76%	7.61%	5.94%	5.64%	5.75% (c)	5.95%

	CLASS R
				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$9.52	$7.11	$10.95	$10.84

Income (loss) from investment operations:
Net investment income (loss)	0.60 (a)	0.59 (a)	0.53 (a)	0.37

Net realized and unrealized gain (loss)	0.57	2.29	(3.43)	0.13

Total from investment operations	1.17	2.88	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.73)	(0.47)	(0.71)	(0.39)

Dividends from net realized gains	—	—	(0.23)	—

Total distributions	(0.73)	(0.47)	(0.94)	(0.39)

Net asset value, end of period	$9.96	$9.52	$7.11	$10.95

Ratios and supplemental data:
Total return(b)	12.88%	41.93%	(28.71% )	4.69%

Net assets, end of period (000)	$248	$122	$75	$105

Ratio of net expenses to average net assets	1.46%	1.48%	1.46%	1.44% (c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.48%	1.46%	1.45% (c)

Ratio of net investment income (loss) to average net assets	6.28%	7.31%	5.44%	5.14% (c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	175

Calamos Market Neutral Income Fund  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Net asset value, beginning of period	$11.35	$10.97	$13.31	$12.77	$12.67	$13.02

Income from investment operations:
Net investment income (loss)(a)	0.23	0.30	0.30	0.47	0.30	0.55

Net realized and unrealized gain (loss)	0.46	0.89	(2.13)	0.51	0.13	0.09

Total from investment operations	0.69	1.19	(1.83)	0.98	0.43	0.64

Distributions:
Dividends from net investment income	(0.13)	(0.52)	(0.51)	(0.44)	(0.33)	(0.99)

Dividends from net realized gains	—	(0.29)	—	—	—	—

Total distributions	(0.13)	(0.81)	(0.51)	(0.44)	(0.33)	(0.99)

Net asset value, end of period	$11.91	$11.35	$10.97	$13.31	$12.77	$12.67

Ratios and supplemental data:
Total return(b)	6.11%	11.77%	(14.22% )	7.81%	3.45%	5.20%

Net assets, end of period (000)	$1,203,750	$938,686	$815,845	$1,012,912	$497,161	$254,292

Ratio of net expenses to average net assets	1.19%	1.19%	1.12%	1.18%	1.25% (c)	1.57%

Ratio of gross expenses to average net assets prior to expense reductions	1.19%	1.20%	1.13%	1.19%	1.25% (c)	1.57%

Ratio of net investment income (loss) to average net assets	2.00%	2.80%	2.40%	3.63%	4.03% (c)	4.34%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.14%	1.15%	1.08%	1.10%	1.15% (c)	1.14%

					April 1, 2006
					through	Year Ended
	Year Ended October 31,				October 31,	March 31,
	2010	2009	2008	2007	2006	2006
Portfolio turnover rate	87.8%	79.8%	112.0%	104.7%	78.4%	137.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

176	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund  Financial Highlights

	CLASS B
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$11.92	$11.48	$13.90	$13.31	$13.18		$13.51

Income from investment operations:
Net investment income (loss)(a)	0.15	0.24	0.22	0.39	0.25		0.47

Net realized and unrealized gain (loss)	0.48	0.92	(2.23)	0.53	0.14		0.08

Total from investment operations	0.63	1.16	(2.01)	0.92	0.39		0.55

Distributions:
Dividends from net investment income	(0.04)	(0.43)	(0.41)	(0.33)	(0.26)		(0.88)

Dividends from net realized gains	—	(0.29)	—	—	—		—

Total distributions	(0.04)	(0.72)	(0.41)	(0.33)	(0.26)		(0.88)

Net asset value, end of period	$12.51	$11.92	$11.48	$13.90	$13.31		$13.18

Ratios and supplemental data:
Total return(b)	5.31%	10.87%	(14.84% )	7.04%	3.00%		4.33%

Net assets, end of period (000)	$25,349	$34,370	$43,852	$52,502	$46,453		$35,076

Ratio of net expenses to average net assets	1.94%	1.95%	1.87%	1.93%	2.00%	(c)	2.32%

Ratio of gross expenses to average net assets prior to expense reductions	1.94%	1.95%	1.88%	1.94%	2.00%	(c)	2.32%

Ratio of net investment income (loss) to average net assets	1.27%	2.13%	1.65%	2.88%	3.28%	(c)	3.59%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.88%	1.91%	1.83%	1.85%	1.90%	(c)	1.89%

	CLASS C
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$11.52	$11.12	$13.48	$12.93	$12.83		$13.17

Income from investment operations:
Net investment income (loss)(a)	0.15	0.23	0.21	0.38	0.25		0.46

Net realized and unrealized gain (loss)	0.46	0.90	(2.16)	0.51	0.12		0.08

Total from investment operations	0.61	1.13	(1.95)	0.89	0.37		0.54

Distributions:
Dividends from net investment income	(0.05)	(0.44)	(0.41)	(0.34)	(0.27)		(0.88)

Dividends from net realized gains	—	(0.29)	—	—	—		—

Total distributions	(0.05)	(0.73)	(0.41)	(0.34)	(0.27)		(0.88)

Net asset value, end of period	$12.08	$11.52	$11.12	$13.48	$12.93		$12.83

Ratios and supplemental data:
Total return(b)	5.31%	10.91%	(14.84% )	7.01%	2.97%		4.37%

Net assets, end of period (000)	$353,019	$330,360	$363,213	$457,924	$309,142		$162,218

Ratio of net expenses to average net assets	1.94%	1.95%	1.87%	1.93%	2.00%	(c)	2.32%

Ratio of gross expenses to average net assets prior to expense reductions	1.94%	1.95%	1.88%	1.94%	2.00%	(c)	2.32%

Ratio of net investment income (loss) to average net assets	1.26%	2.10%	1.65%	2.88%	3.28%	(c)	3.59%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.88%	1.91%	1.83%	1.85%	1.90%	(c)	1.89%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Market Neutral Income Fund  Financial Highlights

	CLASS I
					April 1, 2006
					through		Year Ended
	Year Ended October 31,				October 31,		March 31,
	2010	2009	2008	2007	2006		2006
Net asset value, beginning of period	$11.25	$10.88	$13.21	$12.67	$12.57		$12.92

Income from investment operations:
Net investment income (loss)(a)	0.25	0.32	0.32	0.50	0.31		0.57

Net realized and unrealized gain (loss)	0.46	0.89	(2.11)	0.51	0.14		0.10

Total from investment operations	0.71	1.21	(1.79)	1.01	0.45		0.67

Distributions:
Dividends from net investment income	(0.16)	(0.55)	(0.54)	(0.47)	(0.35)		(1.02)

Dividends from net realized gains	—	(0.29)	—	—	—		—

Total distributions	(0.16)	(0.84)	(0.54)	(0.47)	(0.35)		(1.02)

Net asset value, end of period	$11.80	$11.25	$10.88	$13.21	$12.67		$12.57

Ratios and supplemental data:
Total return(b)	6.33%	12.07%	(14.03% )	8.12%	3.62%		5.56%

Net assets, end of period (000)	$521,364	$183,133	$102,745	$24,954	$14,450		$7,830

Ratio of net expenses to average net assets	0.96%	0.94%	0.87%	0.93%	1.00%	(c)	1.32%

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.95%	0.88%	0.94%	1.00%	(c)	1.32%

Ratio of net investment income (loss) to average net assets	2.22%	2.99%	2.65%	3.88%	4.28%	(c)	4.59%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	0.89%	0.90%	0.83%	0.85%	0.90%	(c)	0.89%

	CLASS R
				March 1, 2007*
				through
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Net asset value, beginning of period	$11.33	$10.96	$13.31	$12.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.20	0.25	0.27	0.30

Net realized and unrealized gain (loss)	0.46	0.91	(2.14)	0.40

Total from investment operations	0.66	1.16	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.11)	(0.50)	(0.48)	(0.23)

Dividends from net realized gains	—	(0.29)	—	—

Total distributions	(0.11)	(0.79)	(0.48)	(0.23)

Net asset value, end of period	$11.88	$11.33	$10.96	$13.31

Ratios and supplemental data:
Total return(b)	5.84%	11.46%	(14.48% )	5.47%

Net assets, end of period (000)	$2,351	$1,034	$162	$105

Ratio of net expenses to average net assets	1.46%	1.44%	1.37%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.44%	1.38%	1.44%	(c)

Ratio of net investment income (loss) to average net assets	1.72%	2.36%	2.15%	3.38%	(c)

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.39%	1.40%	1.33%	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

178	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), consisting of the Calamos Growth Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund, Calamos Multi-Fund Blend, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Yield Fund and Calamos Market Neutral Income Fund (the “Funds”), as of October 31, 2010, the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above included in the Calamos Investment Trust as of October 31, 2010, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

As noted in Note 1 to the Financial Statements, the Trust announced that the Board of Trustees has approved and adopted a Plan of Termination, Liquidation and Dissolution for the Multi-Fund Blend.

Chicago, Illinois
December 17, 2010

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Trustee Approval of the Management Agreement (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 9, 2010, and on March 26, 2010 for Calamos Discovery Growth Fund, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At those meetings, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2011, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced by the Adviser’s in-house research. The Board noted the significant personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2010. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and ten-year periods, although it underperformed its Universe Median during the five-year period.

Calamos Growth and Income Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

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Trustee Approval of the Management Agreement (Unaudited)

Calamos Value Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Blue Chip Fund. The Board considered that the Fund underperformed its Universe Median during the three- and five-year periods, although it outperformed its Universe Median during the one-year period. The Board also noted that the Fund outperformed its benchmark, the S&P 500 Index, during the three- and five-year periods.

Calamos Global Growth and Income Fund. The Board considered that the Fund underperformed its Universe Median during the three- and ten-year periods, although it outperformed its Universe Median during the one- and five-year periods. The Board also noted that the Fund outperformed its benchmark, the MSCI World Index (GD), during the three-, five-and ten-year periods.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Global Equity Fund. The Board considered that the Fund outperformed its Universe Median during the one- and three-year periods.

Calamos Convertible Fund. The Board considered that the Fund outperformed its Universe Median during the three- and five-year periods, although it underperformed its Universe Median during the one-year period.

Calamos Market Neutral Income Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos High Yield Fund. The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods, although it outperformed its Universe Median during the ten-year period. The Board noted that the Fund’s returns have been at or above its benchmark, the Credit Suisse High Yield Index, during six of the past twelve quarters. The Board also considered the Adviser’s assertion that the Fund has provided solid performance and access to the lower quality spectrum of the corporate bond market, without taking on the additional risks of overweighting the lowest tier of credit quality. The Board took into account that the Adviser holds conviction in its higher quality bias and focus on stronger balance sheets, although that bias contributed to relative underperformance in the most recent period, when high yield market performance primarily came from the lowest-quality tiers.

Calamos Total Return Bond Fund. Noting that the Fund commenced operations in June 2007, the Board considered that the Fund underperformed its Universe Median during the one-year period. Given the Fund’s short operating history, however, the Board concluded it was reasonable to allow the Adviser more time to further develop the Fund’s performance record.

Calamos Multi-Fund Blend. The Board considered that the Fund outperformed its Universe Median during the one- and three-year periods.

Calamos Evolving World Growth Fund. Noting that the Fund commenced operations in August 2008, the Board considered that the Fund underperformed its Universe Median during the one-year period. Given the Fund’s short operating history, however, the Board concluded it was reasonable to allow the Adviser more time to further develop the Fund’s performance record.

Calamos Discovery Growth Fund. The Board noted that because the Fund had not yet commenced operations, the Board did not consider the investment performance of the Fund.

For the reasons noted above, the Board concluded that continuation of the management agreement for each Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Lipper, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that the Adviser’s assertion that although, generally, the rates of fees paid by those clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater

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Trustee Approval of the Management Agreement (Unaudited)

level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds, including the capital expenditures required to establish a fund and the impact of higher redemption rates for open-end funds.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Growth and Income Fund. The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is equal to the median of the Fund’s Expense Group.

Calamos Value Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Blue Chip Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Global Growth and Income Fund. The Board considered that the Fund’s management fee rate is equal to the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than median of the Fund’s Expense Group.

Calamos International Growth Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Global Equity Fund. The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is equal to the median of the Fund’s Expense Group.

Calamos Convertible Fund. The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is equal to the median of the Fund’s Expense Group.

Calamos Market Neutral Income Fund. The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

Calamos High Yield Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

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Trustee Approval of the Management Agreement (Unaudited)

Calamos Total Return Bond Fund. The Board considered that the Fund’s management fee rate and total expense ratio after reimbursement are lower than the respective medians of the Fund’s Expense Group.

Calamos Multi-Fund Blend. The Board noted that the Fund does not pay a management fee, but instead indirectly bears the expenses of Growth Fund, Value Fund and Global Growth and Income Fund, the three underlying Funds, which are described above.

Calamos Evolving World Growth Fund. The Board considered that the Fund’s management fee rate and total expense ratio after reimbursement are lower than the respective medians of the Fund’s Expense Group.

Calamos Discovery Growth Fund. The Board noted that the Fund had not yet commenced operations, and considered that that the Fund’s contractual management fee rate is at the median of the Fund’s Expense Group at a common asset level. In addition, the Board considered that the Fund’s estimated total expenses were below the median of the Fund’s Expense Group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies. The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefore, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

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Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2010:

CONVERTIBLE
FUND

$8,015,202

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2010:

VALUE	BLUE CHIP	MULTI-FUND	INTERNATIONAL
FUND	FUND	BLEND	GROWTH FUND

$173,843	$161,451	$54,309	$94,524
		GLOBAL GROWTH
EVOLVING WORLD	GROWTH AND	AND INCOME
GROWTH FUND	INCOME FUND	FUND

$329,807	$40,460,996	$3,722,630
CONVERTIBLE	HIGH YIELD	MARKET NEUTRAL
FUND	FUND	INCOME FUND

$15,804,872	$794,156	$19,005,733

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2010:

				GLOBAL GROWTH
VALUE	BLUE CHIP	EVOLVING WORLD	GROWTH AND	AND INCOME
FUND	FUND	GROWTH FUND	INCOME FUND	FUND
71%	65%	13%	41%	91%

CONVERTIBLE	HIGH YIELD	MARKET NEUTRAL
FUND	FUND	INCOME FUND
14%	5%	80%

At October 31, 2010, more than 50% of each of International Growth Fund and Evolving World Growth Fund, total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

184	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustees & Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2010, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		PORTFOLIOS IN
		FUND COMPLEX∧	PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITIONS(S) WITH TRUST	OVERSEEN	AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 70*	Trustee and President (since 1988)	20	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Weston W. Marsh, 60	Trustee (since 2002)	20	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters LLP (law firm)
John E. Neal, 60	Trustee (since 2001)	20	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)
William R. Rybak, 59	Trustee (since 2002)	20	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm); Director, PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**
Stephen B. Timbers, 66	Trustee (since 2004); Lead Independent Trustee (since 2005)	20	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President, The Northern Trust Corporation
David D. Tripple, 66	Trustee (since 2006)	20	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 100 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	185

Trustees & Officers (Unaudited)

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2010, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

PRINCIPAL OCCUPATION(S)
NAME AND AGE	POSITION(S) WITH TRUST	DURING PAST 5 YEARS
Nimish S. Bhatt, 47	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)
James J. Boyne, 44	Vice President (since 2008)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Nick P. Calamos, 49	Vice President (since 1992)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
J. Christopher Jackson, 59	Vice President and Secretary (since 2010)*	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)
Mark J. Mickey, 59	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006))

*	Subsequent to October 31, 2010, Mr. Jackson was appointed Secretary of the Trust.

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

186	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

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STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
24-HOUR AUTOMATED SHAREHOLDER
ASSISTANCE: 800.823.7386
Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.
PERSONAL ASSISTANCE: 800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.
ONLINE ACCOUNT MANAGEMENT:
www.calamos.com
Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2011, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2010. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12 month period ended June 30, 2010 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT:
U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
K&L Gates LLP
Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2010 Calamos Holdings LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Holdings LLC.

MFANR 1631 2010

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $351,000 and $380,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $269,539 and $252,320 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $67,040 and $60,350 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $67,040 and $60,350 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2010

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2010

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2010